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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number            811-06312

The Lazard Funds, Inc.
(Exact name of registrant as specified in charter)

     30 Rockefeller Plaza
New York, New York 10112
(Address of principal executive offices)           (Zip code)

     Nathan A. Paul, Esq.
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112
(Name and address of agent for service)

Registrant's telephone number, including area code:           (212) 632-6000

Date of fiscal year end:            12/31

Date of reporting period:           06/30/06

ITEM 1. REPORTS TO STOCKHOLDERS.

Lazard Funds

Lazard Funds
Semi-Annual
Report

J U N E 3 0 , 2 0 0 6

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc., you may obtain the prospectus by calling 800-823-6300. Read the prospectus carefully before you invest. The prospectus contains investment objectives, risks, charges, expenses and other information about Portfolios of The Lazard Funds, Inc., which may not be detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

The Lazard Funds, Inc.
Investment Overviews

A Message from Lazard

After the long bear market, the past three years have witnessed many markets and asset classes rallying strongly, with some advancing to levels that had not been reached since 2000. The sharp rally in global equities continued into the beginning of the first quarter of 2006 and then flattened out in a mid-quarter sell-off, before bouncing back in mid-March and advancing to record post-2000 levels. This ongoing rally in global equities then persisted through the first half of the second quarter, before falling off sharply during the quarter’s second half. Many of the sectors and markets which had benefited the most during the first quarter of the year suffered the most in the second quarter. This global equity-market correction prompted some investors to take profits, fearing that the downturn in equities might continue or become more severe.

Yet, the market behavior during the last two quarters is an excellent example of why specific investment goals, long-term investing, and portfolio diversification all make good sense. While the markets’ recent volatility may be unsettling, short-term market swings can be dampened in a diversified portfolio, since, for example, over the long term, U.S.- and non-U.S.-equity returns are not perfectly correlated. So, for long-term investors, such market behavior should not be a prompt to make unplanned changes to the strategies you have carefully mapped out to meet your investment goals.

We believe that today’s market looks nothing like the technology bubble in early 2000, when that bull market was overbought and investor exuberance lifted stock prices well beyond companies’ earnings growth potential. The lessons learned from that peak in the market are clear: it is not necessarily wise to chase the hot investment of the day. But, it does make sense to keep a diversified portfolio. Although diversification does not ensure a profit or protect against a loss, dividing your portfolio among a variety of equity and fixed income assets should help offset short-term losses from some investments with gains in others. For example, throughout most of 2005 and the first quarter of 2006, small-cap and emerging-markets stocks posted solid gains. However, in the second quarter of 2006, this trend reversed when small-cap and emerging-markets stocks sold off sharply, as investors’ appetites for riskier asset classes diminished. Conversely, large-cap value stocks and more defensive sectors and regions posted gains for the quarter. Remember, this is how markets normally behave—cyclically. Until May 8, most emerging-markets equities were enjoying strong market conditions, but they were among the hardest hit in the sell-off. Much of the selling appeared to be indiscriminate, however, and we actually viewed this period of market weakness as a salutary event. Thus, volatile times, when it’s most difficult to stick to a well-structured, long-term investment plan, are the most important times to do so.

Looking ahead, although equity markets were volatile during the first half of 2006, the global economic backdrop continues to appear solid, with interest rates low by historical standards and corporate profits quite robust. In addition, equity valuations appear reasonable, particularly among high-quality larger stocks, which have lagged the broad market in recent years. As a result, we believe that the outlook for equities is positive, although we would expect investor risk tolerance to continue to wane, as the effects of the earlier Federal Reserve rate hikes, which tend to trail the announcements, are felt, and central banks around the world further reduce liquidity. The kind of fund flows experienced by emerging markets equities tend to make it challenging for fundamentally oriented investors, such as Lazard. However, we believe excellent opportunities are likely to arise from this inefficient market period, though developing-markets shares may trade within a range for a period of time.

World Markets Overview

U.S. Equities: Inflation Worries Weigh on the Fed

A sharp rally in U.S. stocks marked the beginning of the first quarter of 2006. Stocks then flattened out in a mid-quarter sell-off before bouncing back in mid-March and advancing to levels that had not been reached since 2000. The mid-quarter sell-off was attributed to concerns about the sustainability of U.S. economic growth and worries that the continued monetary tightening by the U.S. Federal Reserve and central banks around the world would lead to a reduction in investor risk tolerance. However, a continuation of strong profit growth, coupled with robust merger and acquisition activity, aided the overall rally and U.S. stocks had their best performance in five quarters. In fact, the first quarter witnessed significant

The Lazard Funds, Inc.
Investment Overviews (continued)

merger and acquisition activity, with the largest deal being AT&T’s $67 billion offer for BellSouth. Small cap leadership in the first quarter was from the more speculative elements of the market, with non-earners and low-priced stocks under $5 million in market capitalization posting strong gains. Given the positive economic environment in the first quarter, more cyclical sectors, such as materials and industrials, helped boost the performance of small- and mid-cap stocks. The rally in equities continued through the first half of the second quarter, before stocks fell sharply amid concerns over a potential acceleration in inflation and its implications for future monetary policy. Comments from the newly installed Federal Reserve Chairman, Benjamin Bernanke, regarding the “unwelcome” increase in prices called into question the prevailing belief that the cycle of monetary tightening in the United States was nearing an end. Concerns that the Federal Reserve would continue to aggressively raise rates fueled fears of a material global economic slowdown and a sharp contraction in liquidity, as central banks around the world tightened monetary policy. Smaller- and mid-cap stocks underperformed for the quarter, after significantly outperforming their larger peers in recent quarters, as the cyclical sectors that had boosted small- and mid-cap returns in the first quarter were hardest hit in the sell-off. Sector leadership for both small caps and mid caps reversed to more-defensive groups, such as utilities and consumer staples. A rebound toward the end of the quarter helped the S&P 500® Index finish the first half of 2006 with a gain of 2.71% . Value stocks continued their lead over growth stocks for the year-to-date, as the Russell 3000® Value Index rose 6.9%, while the Russell 3000 Growth Index fell 0.32% . Despite their poor performance in the second quarter, small-cap stocks, as measured by the Russell 2000® Index, gained 8.21% over the first six-months of 2006. Mid-cap stocks also finished the period in positive territory, gaining 4.84%, as measured by the Russell Midcap® Index. Large-cap stocks, as measured by the Russell 1000® Index, returned 2.76% for the six months.

International Equities: Japanese Market Breaks its Stride

The first quarter of 2006 also began with a sharp rally in international stocks, which then flattened out in a mid-quarter sell-off before a mid-March rebound, when they advanced to levels not seen since 2000. The first-quarter 2006 sell-off was ascribed to concerns about the sustainability of growth, given the synchronized monetary tightening around the world (e.g. in the United States, Europe, and Japan). However, a continuation of strong profit growth, coupled with robust merger and acquisition activity (particularly in Europe), aided the overall rally in the international markets. In fact, the first quarter saw over $800 billion worth of global merger and acquisition activity.

The rally in international equities continued through the first half of the second quarter, before stocks fell sharply as the U.S. Federal Reserve raised rates for the seventeenth consecutive time in two years, and the European Central Bank lifted borrowing costs for the third time since December to help curb inflation. Central banks in China, Denmark, India, Malaysia, South Africa, South Korea, Sweden, Thailand, and Turkey also raised rates, helping to fuel fears of a material global economic slowdown and a sharp contraction in liquidity. Not surprisingly, investors shunned riskier asset classes that had performed well in recent years, such as emerging-markets and small-cap stocks, based on concerns that higher rates would limit economic growth. Companies in the fragile economies of Germany and Japan also fared poorly in the sell-off. The Japanese market, which had soared in the second half of 2005, reversed course in the first half of 2006, as foreign investors reduced exposure, causing the market to fall. This profit taking was fueled by concerns about the dampening effects of the Fed’s tightening policy on the economy of the United States, one of Japan’s largest overseas markets. Smaller, less-liquid markets, such as Greece and Austria, also lagged in the decline. In contrast, the U.K. market proved resilient. For the year-to-date period, the Morgan Stanley Capital International (MSCI®) Europe, Australasia, and Far East (EAFE®) Index gained 10.16% .

Emerging Markets Equities: A Major Correction

Emerging markets equities began 2006 with quite solid returns, rising over 20% by the end of April, aided by heightened interest in the asset class. Capital flows into the asset class exceeded last year’s total of $20.3 billion, reaching approximately $30 billion. However, beginning in May, emerging markets shares experienced a major correction, as

The Lazard Funds, Inc.
Investment Overviews (continued)

investors became more concerned about inflationary pressures and higher interest rates globally. As inflation and interest-rate concerns rose, this asset class, as well as many commodity shares, led markets sharply lower, culminating in close to a 25% decline over an approximately one-month period. Much of the selling appears to have been indiscriminate, with activity focused in relatively liquid shares.

The MSCI Emerging Markets (EM®) Index has gained 7.16% for the year-to-date, with Latin American shares performing the best, and African shares being the poorest performers. The oil-rich country of Russia benefited from a high crude-oil price, which remained robust based on low inventory levels and terrorism concerns. Powerful individual-country performances were generated in Morocco, Venezuela, and Argentina, as investors sought exposure to frontier emerging markets. Jordan exhibited profit taking on market valuation, while shares in Egypt and Turkey were subjected to profit taking and currency pressure.

U.S. Fixed Income: Yield Spreads Under Pressure

In the first quarter of 2006, cost-push inflation concerns remained at the forefront, in the face of continuing energy-cost pressures, as exhibited by strength in global oil prices. Oil closed the quarter with strong, upward price momentum (about $67 a barrel). Under the weight of these forces, bond prices retreated as the benchmark ten-year Treasury closed the period at a yield of 4.85%, up 30 basis points for the month and 46 basis points for the quarter. Yet, U.S. trade continues to drive dramatic growth in the international reserve assets of both low-cost producers and oil exporters. China’s international reserves have now surpassed Japan’s. The yield curve remained unusually flat for a period that has been marked by relatively robust nominal economic growth, as low final-goods inflation and foreign-driven investment anchor long-term rates. The benchmark two-year Treasury closed the period at a yield 4.82%, only 3 basis points lower than the benchmark ten-year Treasury.

In the second quarter, higher levels of core inflation with strong anti-inflation rhetoric from central bankers unsettled markets globally. In the United States, mixed economic data coupled with continued tightening by the Federal Reserve, set the tone for fixed-income markets. Bond-market yields, as measured by the ten-year Treasury benchmark, rose 29 basis points during the quarter and 74 basis points, year-to-date. Yield spreads came under pressure, as global equities, led by emerging markets, were down for the quarter. In spite of increased U.S. equity volatility, U.S. fixed-income volatility remained unusually subdued. Despite the lack of interest-rate volatility, mortgage-backed securities spreads widened in tandem with other sectors spreads during the second quarter, giving back all of the positive relative performance that the sector enjoyed during the first quarter.

High Yield Fixed Income: Higher Credit Risk Prevailed

For the first half of 2006, high yield continued to outperform other fixed-income sectors, as the large high-yield coupon cushioned price erosion from rising rates. The recent Treasury rate rise was driven, in part, by a stronger economy, a positive for many high-yield credits, particularly the lower tiers. In fact, for the year-to-date, lower-tier credits have posted the best performance, including many air transportation and automotive-related securities. During the period, high yield market spreads narrowed about 30 basis points, as Treasury rates rose. BB spreads were essentially flat, and B spreads narrowed about 25 basis points. CCC spreads materially compressed, narrowing by 165 basis points. The lower tiers of high yield were the most volatile and contributed an outsized percentage of Merrill Lynch High Yield Master II® Index spread tightening. With the spread between BB and B sectors squeezed down to 40 basis points, a better-quality portfolio remains likely to outperform as the credit cycle turns.

Lazard Equity Portfolio

For the six month period ended June 30, 2006, Lazard Equity Portfolio’s Institutional Shares posted a total return of 2.96%, while Open Shares posted a total return of 2.72%, as compared with the 2.71% return of the S&P 500 Index.

The Portfolio benefited from strong stock selection in health care after shares of Sepracor rose due to positive news that the FDA did not approve a potential competitive sleep aid. This decision gives the company a competitive advantage in the growing insomnia treatment market. Subsequently, the stock rose based on speculation of a takeover, given that it is

The Lazard Funds, Inc.
Investment Overviews (continued)

likely that one of the largest competitive threats to the company’s insomnia drug has been eliminated. Shares of Laboratory Corporation of America also rose steadily during the first half of the year. Lab Corp., one of two clinical laboratory-testing companies that dominate the independent lab-testing business, reported better-than-expected earnings due to robust pricing and volume growth. Stock selection in technology also boosted returns; larger technology holdings with positive cash flow, such as Oracle, Cisco, and Hewlett-Packard, performed well. Oracle in particular, reported better-than-expected earnings. The company’s latest results support the premise that it is executing its acquisition strategy effectively. In addition, customers are embracing its broader product offerings, potentially helping the company to gain market share from its largest competitor. The company also announced that it plans to use the solid free cash flow that it has generated to repurchase $4 billion in stock over the year. We believe that the company’s improving fundamentals and continued solid execution of its acquisition strategy may lead to a higher valuation for the shares. Conversely, stock selection in consumer discretionary, particularly media, detracted from performance, as Westwood One shares declined. The company announced that revenues for the first quarter would be lower than had previously been forecasted, due to a weaker advertising market and greater competitive pressure. In addition, increased investment spending in 2006 is likely to further depress earnings relative to prior expectations. We have subsequently sold Westwood One. Expedia shares also declined, after the company released its earnings report. Although revenue growth was in line with our expectations, the company announced that it had increased general and administrative expenses and technology spending. Expedia was also sold during the first half of the year.

While the equity markets were volatile during the period, the global economic backdrop continues to appear solid, with interest rates low by historical standards and corporate profits quite robust. In addition, equity valuations appear reasonable, particularly among high-quality larger stocks, which have lagged the broad market in recent years. As a result, we feel that the outlook for equities is positive, although we would expect investor risk tolerance to continue to wane, as the effects of the earlier Federal Reserve rate hikes, which tend to trail the announcements, are felt, and central banks around the world further reduce liquidity.

Lazard U.S. Equity Value Portfolio

For the six month period ended June 30, 2006, Lazard U.S. Equity Value Portfolio’s Institutional Shares posted a total return of 5.39%, while Open Shares posted a total return of 5.19%, as compared with the 6.56% return of the Russell 1000 Value Index.

Stock selection and an overweight position in energy benefited performance, as this sector rose sharply when the price of oil reached record levels during the first half of the year. Shares of Marathon Oil rose significantly, as the company benefited from higher oil prices and solid refining margins. Stock selection in health care also helped returns, as the shares of Sepracor posted gains due to positive news that the FDA did not approve a potential competitive sleep aid. This decision gives the company a competitive advantage in the growing insomnia treatment market. Subsequently, the stock rose based on speculation of a takeover, given that it is likely that one of the largest competitive threats to the company’s insomnia drug has been eliminated. Conversely, stock selection in telecom services detracted from returns, as the shares of wireless provider, Sprint Nextel Corp., were weak due to concerns about new subscriptions and the timing of a share buyback. Stock selection in technology also hurt returns, as the shares of Microsoft fell following the release of disappointing quarterly earnings. We have owned Microsoft based on its attractive valuation and the expectation that it should witness accelerating growth in both revenues and profits, driven by the upcoming release of its new PC operating system and suite of office software. While Microsoft’s first-quarter earnings report and comments about future sales did support the expected acceleration in revenues, the company decided to significantly increase its spending on research and marketing in order to drive its future revenue growth and emerging businesses. This change in strategic direction and the lack of detail regarding where the incremental spending would be directed took investors by surprise and led to a sharp sell-off in the stock. While the announcement was disappointing, we believe

The Lazard Funds, Inc.
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the market reaction was overdone and maintained our position. However, we intend to closely monitor this increased spending and the likely return it will generate for the company.

Lazard U.S. Strategic Equity Portfolio

For the six month period ended June 30, 2006, Lazard U.S. Strategic Equity Portfolio’s Institutional Shares and Open Shares both posted a total return of 2.31%, as compared with the 2.71% return of the S&P 500 Index.

During the period, stock selection in technology benefited returns, as larger technology holdings with positive cash flow, such as Oracle, Cisco, and Hewlett-Packard, performed well. Oracle in particular, reported better-than-expected earnings. The company’s latest results support the premise that the company is executing its acquisition strategy effectively. In addition, customers are embracing its broader product offerings, potentially helping the company to gain market share from its largest competitor. The company also announced that it plans to use the solid free cash flow that it has generated to repurchase $4 billion in stock over the year. Stock selection and an underweight position in health care also helped returns, after shares of Sepracor rose due to positive news that the FDA did not approve a potential competitive sleep aid. This decision gives the company a competitive advantage in the growing insomnia treatment market. Subsequently, the stock rose based on speculation of a takeover, given that it is likely that one of the largest competitive threats to the company’s insomnia drug has been eliminated. Shares of Laboratory Corporation of America also rose steadily during the first half of the year. Lab Corp., one of two clinical laboratory-testing companies that dominate the independent lab-testing business, reported better-than-expected earnings due to robust pricing and volume growth. Conversely, stock selection in consumer discretionary, particularly media, detracted from performance, as Westwood One shares declined. The company announced that revenues for the first quarter would be lower than had previously been forecasted, due to a weaker advertising market and greater competitive pressure. In addition, increased investment spending in 2006 is likely to further depress earnings relative to prior expectations. We subsequently sold Westwood One. Expedia shares also declined, after the company released its earnings report. Although revenue growth was in line with our expectations, the company announced that it had increased general and administrative expenses and technology spending. Expedia was also sold during the first half of the year. Stock selection and an underweight position in energy also hurt returns. In particular, the Portfolio was underweight in the oil-service companies that are more tied to the capital-spending cycle than the larger, integrated-oil companies.

Lazard Mid Cap Portfolio

For the six month period ended June 30, 2006, Lazard Mid Cap Portfolio’s Institutional Shares posted a total return of 3.17%, while Open Shares posted a total return of 3.06%, as compared with the 4.84% return of the Russell Midcap Index.

The first quarter of 2006 was disappointing. Although the Portfolio had two stock-specific issues (discussed below), much of the underperformance was related to the market’s gravitation toward the more speculative asset classes. Specifically, stock selection in consumer discretionary, particularly media, detracted from performance, as Westwood One shares declined. The company announced that revenues for the first quarter would be lower than had previously been forecasted, due to a weaker advertising market and greater competitive pressure. In addition, increased investment spending in 2006 is likely to further depress earnings relative to prior expectations. Thus, we subsequently sold Westwood One. Expedia shares also declined, after the company released its earnings report. Although revenue growth was in line with our expectations, the company announced that it had increased general and administrative expenses and technology spending. Expedia was also sold from the Portfolio in the first half of the year. In financials, the Portfolio’s underweight position in REITs detracted from performance, as this sector rose sharply despite rising interest rates. A large weighting in insurance stocks also hurt returns, as this group underperformed. Conversely, an underweight position in utilities benefited performance, as this sector declined after performing well in 2005.

During the second quarter, investors’ risk appetite moved away from the deeper cyclicals, which provided a more compelling backdrop favoring

The Lazard Funds, Inc.
Investment Overviews (continued)

Lazard’s investment style. Solid performance, relative to the benchmark, can be attributed to broad stock selection during the second quarter. Performance benefited from stock selection in industrials, as shares of food-services company ARAMARK Corp. rose sharply. The company received a takeover offer from a private equity group led by its Chairman and Goldman Sachs. The $32 cash offer was at a 13% premium to the previous day’s closing price. However, the stock subsequently traded higher, as investors believed that the company could eventually receive a higher bid. Overseas Shipholding Group also performed well, after the company announced a $300 million share repurchase program, representing approximately 15% of its outstanding shares. This announcement underscores the company’s solid cash-flow generation and its commitment to enhancing shareholder value. Stock selection in health care also helped performance, after shares of Sepracor rose, due to positive news that the FDA did not approve a potential competitive sleep aid. This decision gives the company a competitive advantage in the growing insomnia treatment market. Subsequently, the stock rose based on speculation of a takeover, given that it is likely that one of the largest competitive threats to the company’s insomnia drug has been eliminated. The underweight position in utilities detracted from performance during the second quarter, as this normally defensive sector held up well in the downturn.

Mid-cap equity valuations appear reasonable, particularly among higher quality, less-volatile stocks, which have lagged the broad market in recent years. Thus, our outlook for equities is positive even though we expect investor risk tolerance to continue to wane.

Lazard Small Cap Portfolio

For the six month period ended June 30, 2006, Lazard Small Cap Portfolio’s Institutional Shares posted a total return of 6.69%, while Open Shares posted a total return of 6.54%, as compared with the 8.21% return of the Russell 2000 Index.

For the Portfolio, stock selection in the transportation and materials sectors benefited performance during the first quarter of 2006, while stock selection in technology and energy hurt results. In the transportation sector, American Commercial Lines gained significantly. This marine transportation company has consistently raised earnings expectations well above analysts’ estimates. The company continues to benefit from robust freight demand, coupled with solid pricing, improved operational productivity, and increasing profits. Within materials, the steel industry did quite well in the first quarter, reflective of the continued strength of the U.S. economy. Oregon Steel Mills, which produces steel plate, pipe, and tubular products, was a solid performer. The main driver was a favorable product mix for Oregon Steel, where its particular product lines witnessed solid pricing. SafeNet, the Portfolio’s largest technology position, hurt returns as the company continued to experience inconsistent results, which called into question its growth profile. We believe that SafeNet is uniquely positioned to benefit from future government and enterprise security spending and continue to hold the shares. Within energy, shares of Brigham Exploration, an independent exploration and production company, declined sharply in the quarter. A fourth-quarter earnings miss and reduced guidance was the catalyst that drove the share price down. Higher production costs and disappointing drilling results led to the earnings shortfall. We believe that the cost issues are temporary and continue to hold the shares.

During the second quarter, stock selection in industrials and financials benefited performance, while stock selection in the consumer discretionary and materials sectors hurt returns. Within industrials, shares of Insteel Industries benefited from continued robust non-residential construction demand for the company’s products. Additionally, shares in Ladish, a supplier of metal components for the aerospace and industrial markets, also benefited from continued solid demand for its products. Stock selection in financials also helped returns, as shares in Texas Regional Bancshares rose sharply after the company received takeover bid from Banco Bilbao. Conversely, stock selection in consumer discretionary hurt performance, as the shares of Talbots and Hot Topic declined. Talbots is a specialty retailer of women’s apparel that continues to struggle with its store merchandising strategy and its recent acquisition of J.Jill Group. Hot Topic, a specialty retailer for young teens, continued to post disappointing same-store sales comparisons as it also works through its remerchan-dising program. In materials, shares in Coeur D’Alene

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Investment Overviews (continued)

Mines, a developer and producer of silver and gold deposits, also declined. The company suffered from a decline in the price of precious metals and uncertainty over the economics of its expansion plans in Bolivia. We continue to hold the stock.

For the first half of 2006, small-cap returns performed measurably better than large-cap returns. On both an absolute basis and relative to large caps, small-cap valuations are only a bit extended compared to historical levels, further underpinning hopes for continued outperfomance by the asset class. The primary risk for small caps continues to be a slowdown in the economy, which would slow the earnings-growth differential relative to large caps, as well as raise the risk premium for investing in the small-cap market. In the immediate term, we anticipate a continued robust economy, which should result in a supportive environment for the U.S. small-cap market. As always, we continue to seek out small-cap companies with above-average prospects that can prosper over the long term, even if the market environment should turn more difficult.

Lazard U.S. Small Cap Equity Growth Portfolio

For the period from February 28, 2006 (the Portfolio’s inception) to June 30, 2006, Lazard U.S. Small Cap Equity Growth Portfolio’s Institutional Shares posted a total return of (1.90)%, while Open Shares posted a total return of (2.00)%, as compared with the (2.74)% return of the Russell 2000 Growth Index.

Solid stock selection and an overweight position in the industrial sector benefited performance over the period. Top performers included a variety of companies that provide products and services used in the transportation, industrial, and construction sectors. Specific strength came from Gardner Denver (providing compressor, vacuum, and fluid transfer products to customers worldwide), Gibralter Industries (processor of metals products), RBC Bearings (international manufacturer of highly-engineered precision bearings), Kennametal (global supplier of tooling, engineered precuts, and metal working consumables) and Trinity Industries (rail cars, barges, and cement aggregates). Good stock selection in the energy sector also helped performance, although a slight underweight position held back results. Positions in Dril-Quip (oil services), Todco (contract-drilling services), and Swift Energy (exploration) all positively contributed to results. Although the information technology sector was quite weak over the period, the Portfolio’s hardware holdings benefited performance. Shares of Fargo Electronics posted significant gains, as the company agreed to be purchased by a larger Swedish company.

The consumer sector was a weak-performing group for the Portfolio, due to poor stock selection and lack of exposure to the stronger consumer staples group, especially food retailing and beverages. Three straight months of losses for the sector has cast a dark cloud over the group, as the cooling housing market and higher energy prices have weighed negatively on the consumer, despite decent retail sales reports. Laggards included Getty Images (creator and distributor of visual content), Guitar Center (musical instrument retailer), and Winnebago Industries (motor homes). Poor stock selection in financials hurt returns, although a half-weighting in the sector helped results. Vineyard National shares were weak, as the company sold additional stock to fund further expansion. The company continues to deliver solid growth and to execute well on its plan to expand into new markets, diversifying away from Southern California. Shares of Clayton Holdings also declined sharply and this stock was sold during the period. An overweight position and poor stock selection in a very weak health care sector also produced disappointing results during the period. DexCom, Inc. a medical-device company focused on the design and development of a continuous glucose monitoring system, for diabetics, was severely penalized as questions arose about its revenue estimates for the next few years. Barrier Therapeutics, a biopharma-ceutical company focused on products for dermatological use, also struggled during the period. Both companies are emerging opportunities with no revenues or earnings, characteristics that the market moved away from in the second quarter. Both stocks continue to be held, as we anticipate positive upside potential going forward.

Lazard International Equity Portfolio

For the six month period ended June 30, 2006, Lazard International Equity Portfolio’s Institutional Shares posted a total return of 9.29%, while Open Shares posted a total return of 9.12%, as compared with the 10.16% return of the MSCI EAFE Index.

The Lazard Funds, Inc.
Investment Overviews (continued)

Stock selection in the financials sector benefited performance, as the shares of Spanish financial services group BBVA posted solid gains. BBVA’s first-quarter results confirmed its robust operational performance across all divisions, as well as a sustainable return on equity in excess of 30% and a 20% growth in book value per share. Stock selection in consumer discretionary also boosted returns, as the shares of Volkswagen rose. The company reported a 62% increase in net income for 2005, increased its dividend, and announced cost-saving measures. Shares of U.K. retailer Marks & Spencer also rose. The company continues to improve margins through more direct sourcing, negotiating better terms from suppliers, and selling more merchandise at full price. Regionally, stock selection in Japan produced solid gains, as Japan-based holdings in the consumer, industrial, information technology, and health care sectors rose more than the market.

Conversely, stock selection in information technology detracted from performance, as the shares of Yokogawa Electric declined. We took profits in Yokogawa Electric after the company reduced its forecasts for the full year 2006, based on weaker-than-expected sales for its semiconductor production and test equipment. Although the company continues to witness solid sales growth in its core industrial automation and controls business, we decided to pursue other opportunities with greater upside potential. Shares of Nidec also fell, after the company announced weak earnings results. However, we believe that the contributing factors (materials shortage, late ramp-up of a new lens unit), were temporary in nature, and the stock should rebound as these factors are resolved later in 2006. Stock selection in telecom services detracted from performance, as the shares of France Telecom declined. The company announced disappointing revenue growth, due to increased competition and a slow down in mobile-subscriber growth. However, we believe that the stock’s attractive valuation (at ten times earnings per share) and 6.7% dividend yield indicate that much of the bad news has already been incorporated into the current share price. Stock selection in utilities also dampened performance, as the Portfolio lacked exposure to some of the European utilities, which rose dramatically on merger news, such as Endesa.

While the equity markets were volatile during this six-month period, the international economic backdrop continues to appear solid, with interest rates low, by historical standards, and corporate profits quite robust. In addition, equity valuations appear reasonable, particularly among high-quality larger stocks, which have lagged the broad market in recent years. As a result, we feel that the outlook for international equities is positive. However, we would expect investor risk tolerance to continue to wane, as additional monetary tightening by central banks around the world should further reduce liquidity.

Lazard International Equity Select Portfolio

For the six month period ended June 30, 2006, Lazard International Equity Select Portfolio’s Institutional Shares posted a total return of 9.21%, while Open Shares posted a total return of 9.11%, as compared with the 10.16% return of the MSCI EAFE Index.

Stock selection in health care benefited performance, as the shares of Schering rose significantly. The company received a takeover offer from Bayer AG, as a result of consolidation in the global pharmaceuticals industry. Solid stock selection in technology also boosted results, as the shares of Canon moved higher. The company posted solid sales growth from both cameras and office machines and reported a greater-than-expected reduction in costs. Shares of Nokia also rose, as the company beat earnings estimates in the first quarter by 19%, and the release of new handsets helped propel sales 29% higher on a year-over-year basis. In addition, gross margins are showing signs of stabilizing at approximately 34%. An underweight position in Japan also helped returns, as this region underperformed the MSCI EAFE Index. Weighing on the shares of many Japanese companies are fears that higher global interest rates may lead to slower global growth. Conversely, stock selection in financial stocks, particularly in Japan, detracted from performance, as the shares moved lower with the overall market, and investors took profits in some of the stocks that had recently performed quite well. Shares of Mitsubishi UFJ and Sumitomo Mitsui declined more than the overall market, despite no change in their fundamental outlook. An underweight position in materials also hurt returns, as many commodities, such as copper and zinc, moved to new highs due to robust demand and increased specula-

The Lazard Funds, Inc.
Investment Overviews (continued)

tive activity. An underweight position in utilities also dampened performance, as the Portfolio lacked exposure to some of the European utilities that rose dramatically on merger news, such as Endesa.

From our perspective, the outlook for international equities is positive, as valuations appear reasonable among high quality larger non-U.S. stocks. Yet, we expect investor risk tolerance to continue to wane, as additional monetary tightening by central banks around the world is likely to further reduce liquidity.

Lazard International Strategic Equity Portfolio

For the six month period ended June 30, 2006, Lazard International Strategic Equity Portfolio’s Institutional Shares posted a total return of 12.05%, as compared with the 10.16% return of the MSCI EAFE Index. The Portfolio’s Open Shares (first offered on February 3, 2006) posted a total return of 4.96%, as compared with the 3.79% return of the Index during that period.

International equity markets were volatile in the first half of 2006, as a very solid, cyclically driven first quarter was followed by a weak second quarter. More-defensive stocks outperformed in the second quarter, as rising interest rates put pressure on liquidity and valuations, raising fears of a slowdown in global GDP growth. Japan was the weakest market during the period, in sharp contrast to its solid performance in the second half of 2005.

The Portfolio performed somewhat better than broader markets for the first half of the 2006, with robust first-quarter performance offset by some weakness in the second quarter. In the energy sector, holdings in LUKOIL and Statoil benefited from low valuations and high gearing to a strong oil price. In materials, Lafarge saw a new CEO begin to tackle the company’s cost base and returns, as reflected in the stock’s rise in valuation from a very low level. Within consumer discretionary, Porsche benefited from a solid mix effect in the sales of new 911 cars, while its investment in the major restructuring at Volkswagen is starting to pay off. Puma’s new organic investment plan also started to positively affect results during the first half of the year. In financials, stockbroker, Collins Stewart, adopted private equity tactics to gear up its balance sheet and split the company into two parts, realizing some of the value of the group. Stock selection was also solid in banks, driven by Banco di Verona, Hypo Real Estate, and DNB Nor In telecom services, the Portfolio was able to directly buy emerging-markets mobile communications strength in Telekom Indonesia and Maroc Telecom. Weaker performance was recorded in Japanese retail stocks, where Don Quijote and Yamada Denki gave up some of last year’s solid performance. Other Japanese holdings, including Nissan Motor Co., car auction company, USS Co., and education company, Benesse Corp., were weak ahead of what proved to be encouraging operational reporting. Shares of South African retailer, Edgars, fell, based on macro concerns over the local economy. Lagardere shares declined, as the French media company suffered from its holding in Airbus manufacturer, EADS. Yokogawa Electric and DX Services were also weak, and both positions were sold during the first half of the year.

Lazard International Small Cap Portfolio

For the six month period ended June 30, 2006, Lazard International Small Cap Portfolio’s Institutional Shares posted a total return of 9.42%, while Open Shares posted a total return of 9.25%, as compared with the 6.38% return of the MSCI EAFE Small Cap Index.

The first half of 2006 was divided into two distinct market environments for the international equity markets. The year started out strongly, as small cap stocks posted solid gains in the first quarter. European small caps led the other regions, but all regions showed healthy gains. The Portfolio benefited from an overweight position in Europe and an underweight position in Japan. Stock selection in Japan and the United Kingdom was positive, while stock selection in France and the Netherlands dampened performance. In terms of sectors, stock selection in consumer discretionary aided performance, while information technology stock selection hampered results.

The beginning of the second quarter was a continuation of the robust start of the year for international equities, with markets rallying strongly through April. However, a May equity sell-off continued into the beginning of June, as investors’ appetites for risk diminished. The Portfolio witnessed solid performance for the second quarter, outperforming in the declining market environment. By country, stock selection was generally solid, with particularly good performance in Japan and the Netherlands. Good

The Lazard Funds, Inc.
Investment Overviews (continued)

stock selection in the industrial and consumer discretionary sectors, along with an underweight position in information technology, also contributed to positive sector performance. Stock selection in Australia and the materials sector hurt returns.

Enodis, a U.K. manufacturer of cooking equipment, was a top performer for the period. The company has historically benefited from good management and a conservative balance sheet. In May, a U.S. competitor, Middleby, approached Enodis and offered a substantial premium for its shares. Not only was there an immediate impact on the day of this announcement, but the offer helped support the shares, as the general markets began to decline through May. The Enodis board has rejected this offer, as it believes the offer substantially undervalues the company. In June, a second U.S. bidder, Manitowoc, emerged and U.K. authorities have now imposed a deadline for the bidding process. We will monitor this situation and the potential for other bids, to determine how it affects the behavior of the Enodis management team.

An underperformer for the period was Eizo Nanao, the Portfolio’s only Japanese technology holding, which designs, assembles, and markets monitors for both personal computers and the amusement industry. The company has now become a leading provider of high-end, high-tech monitors that are used primarily in the medical industry. Eizo Nanao also supplies flat panel LCD screens used in the global financial sector. The amusement-related segment is geared primarily to the domestic Japanese pachinko market. Due to recent changes regarding the regulation of the pachinko industry, pachinko hall owners have been reluctant to order new machines to replace the existing ones. We believe this to be short term in nature and expect Eizo Nanao to benefit when demand resumes.

Lazard Emerging Markets Portfolio

For the six month period ended June 30, 2006, Lazard Emerging Markets Portfolio’s Institutional Shares posted a total return of 4.32%, while Open Shares posted a total return of 4.17%, as compared with the 7.16% return of the MSCI EM Index.

Significant appreciation in several individual holdings helped performance over the first six months of the year. Shares of LG Household and Health (South Korea) finished strongly, after the company announced a stock buyback. Shares of Caemi (Brazil) outperformed, based on continued robust Chinese demand for steel and better than expected negotiated steel prices for 2006. Telekom Indonesia shares rose sharply, due to robust cellular demand, while shares of United Tractors (Indonesia) posted gains, as the company has benefited from increased infrastructure spending in Indonesia. Good stock selection and an overweight position in Indonesia helped performance, as did a favorable overweight in Brazil. Good stock selection within materials and industrials also boosted returns.

Poor stock selection and an underweight in Russia detracted from performance during the period, as this oil-rich country benefited from a rise in oil prices. In addition, weak stock selection within Korea, India, and Brazil hurt returns. In particular, profit taking was experienced in Brazil, following the appointment of a new Finance Minister. An underweight position in China dampened returns, as excitement over Chinese banking helped the Chinese market perform well. An overweight position in Egypt also held back returns, as this country experienced currency weakness and profit taking. Poor stock selection and an overweight position in consumer discretionary stocks hurt returns, as investors became more concerned about inflationary pressures and higher interest rates globally. Stock selection and an underweight position in energy hurt performance, as this sector posted solid gains helped by robust crude oil prices. Shares in Orascom Construction (Egypt) performed poorly, based on weakness in the Egyptian market. Shares of LG Electronics (South Korea) dropped, due to concerns about falling handset prices. Telemar Norte (Brazil) shares suffered, after an unsuccessful attempt to simplify the company’s capital structure. State Bank of India (India) shares declined, due to concerns about rising interest rates.

We view this period of market weakness as a salutary event for the emerging markets asset class, though developing markets shares may trade within a range for a period of time.

Lazard High Yield Portfolio

For the six month period ended June 30, 2006, Lazard High Yield Portfolio’s Institutional Shares posted a total return of 2.05%, while Open Shares posted a total return of 1.90%, as compared with the

The Lazard Funds, Inc.
Investment Overviews (concluded)

3.07% return of the Merrill Lynch High Yield Master II Index.

For the first half of 2006, the Portfolio’s conservative approach to high yield investing including higher credit quality and avoidance of industry concentration dampened returns compared to the Index. The lower-quality automotive sector, including auto finance, now comprises over 13% of the Index and outperformed over the period. The Portfolio’s performance was helped by overweighting the building materials and cable sectors, both of which performed well. However, Portfolio returns were hurt by underweighting the automotive and airline sectors, which materially outperformed over the period. The Portfolio’s shorter duration modestly helped performance.

While we anticipate some widening of corporate and high-yield spreads over the near term, absolute yields for upper-tier securities are becoming attractive, and we are now more constructive on our sector. The Portfolio is well diversified with 111 separate holdings having an average rating of B1/B+. Currently 44% of the holdings are rated BB or better and 64% are rated B+ or better as measured by portfolio weightings.

_______________

Notes to Investment Overviews:

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolios have been waived or reimbursed by the Fund’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolios’ returns would have been lower. Past performance is not indicative, nor a guarantee, of future results.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Fund’s management and the portfolio holdings described in this report are as of June 30, 2006; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in each Portfolio at the time you receive this report, or that securities sold will have not been repurchased. The specific portfolio securities discussed may in aggregate represent only a small percentage of each Portfolio’s holdings. It should not be assumed that investments in the securities identified and discussed were, or will be, profitable, or that the investment decisions we make in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus for a more detailed discussion of each Portfolio’s investment objective, strategies, risks and fees.

The Lazard Funds, Inc.
Performance Overviews
(unaudited)

Lazard Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard Equity Portfolio and S&P 500® Index*

Average Annual Total Returns*
Periods Ended June 30, 2006
	Institutional Shares			Open Shares

	One	Five	Ten	One	Five	Since
	Year	Years	Years	Year	Years	Inception†

Equity Portfolio**	8.16%	3.10%	6.77%	7.69%	2.74%	5.33%
S&P 500 Index	8.63	2.49	8.32	8.63	2.49	7.30

*	All returns reflect reinvestment of all dividends and distributions, if any.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for Open Shares was February 5, 1997.

The Lazard Funds, Inc.
Performance Overviews (continued)
(unaudited)

Lazard U.S. Equity Value Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard U.S. Equity Value Portfolio and Russell 1000® Value Index*

Total Returns*
Period Ended June 30, 2006
Since
Inception†

U.S. Equity Value Portfolio**
Institutional Shares	5.89%
Open Shares	5.62
Russell 1000 Value Index	7.91

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for period of less than one year are not annualized.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Russell 1000 Value Index measures the performance of those Russell 1000 companies (the 1,000 largest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies by capitalization) with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was September 30, 2005.

The Lazard Funds, Inc.
Performance Overviews (continued)
(unaudited)

Lazard U.S. Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard U.S. Strategic Equity Portfolio and S&P 500 Index*

Average Annual Total Returns*
Periods Ended June 30, 2006
	One	Since
	Year	Inception†

U.S. Strategic Equity Portfolio**
Institutional Shares	7.41%	4.88%
Open Shares	7.43	4.75
S&P 500 Index	8.63	5.01

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was December 30, 2004.

The Lazard Funds, Inc.
Performance Overviews (continued)
(unaudited)

Lazard Mid Cap Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard Mid Cap Portfolio and Russell Midcap® Index*

Average Annual Total Returns*
Periods Ended June 30, 2006
	One	Five	Since
	Year	Years	Inception†

Mid Cap Portfolio**
Institutional Shares	10.34%	9.88%	10.54%
Open Shares	9.99	9.55	10.20
Russell Midcap Index	13.66	9.92	10.01

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index (which consists of the 1,000 largest U.S. companies by capitalization). The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was November 4, 1997.

The Lazard Funds, Inc.
Performance Overviews (continued)
(unaudited)

Lazard Small Cap Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard Small Cap Portfolio and Russell 2000® Index*

Average Annual Total Returns*
Periods Ended June 30, 2006
	Institutional Shares			Open Shares

	One	Five	Ten	One	Five	Since
	Year	Years	Years	Year	Years	Inception†

Small Cap Portfolio**	11.58%	9.56%	9.77%	11.20%	9.31%	8.68%
Russell 2000 Index	14.58	8.50	9.05	14.58	8.50	8.78

*	All returns reflect reinvestment of all dividends and distributions, if any.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Russell 2000 Index is comprised of the 2,000 smallest U.S. companies included in the Russell 3000 Index (which consists of the 3,000 largest U.S. companies by capitalization). The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for Open Shares was January 30, 1997.

The Lazard Funds, Inc.
Performance Overviews (continued)
(unaudited)

Lazard International Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard International Equity Portfolio and Morgan Stanley Capital International (MSCI®)
Europe, Australasia and Far East (EAFE®) Index*

Average Annual Total Returns*
Periods Ended June 30, 2006
	Institutional Shares			Open Shares

	One	Five	Ten	One	Five	Since
	Year	Years	Years	Year	Years	Inception†

International Equity Portfolio**	24.57%	7.36%	6.57%	24.22%	7.12%	6.21%
MSCI EAFE Index	26.56	10.02	6.39	26.56	10.02	7.01

*	All returns reflect reinvestment of all dividends and distributions, if any.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for Open Shares was January 23, 1997.

The Lazard Funds, Inc.
Performance Overviews (continued)
(unaudited)

Lazard International Equity Select Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard International Equity Select Portfolio and MSCI EAFE Index*

Average Annual Total Returns*
Periods Ended June 30, 2006
	One	Five	Since
	Year	Years	Inception†

International Equity Select Portfolio**
Institutional Shares	20.86%	7.83%	7.05%
Open Shares	20.58	7.56	6.78
MSCI EAFE Index	26.56	10.02	8.95

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was May 31, 2001.

The Lazard Funds, Inc.
Performance Overviews (continued)
(unaudited)

Lazard International Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard International Strategic Equity Portfolio and MSCI EAFE Index*

Total Returns*
Period Ended June 30, 2006
	Since Inception†

	Institutional	Open
	Shares	Shares

International Strategic Equity Portfolio**	20.90%	4.96%
MSCI EAFE Index	18.11	3.79

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for period of less than one year are not annualized.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for Institutional Shares was October 31, 2005 and for Open Shares was February 3, 2006.

The Lazard Funds, Inc.
Performance Overviews (continued)
(unaudited)

Lazard International Small Cap Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard International Small Cap Portfolio and MSCI EAFE Small Cap Index*

Average Annual Total Returns*
Periods Ended June 30, 2006
	Institutional Shares				Open Shares

	One	Five	Ten	One	Five	Since
	Year	Years	Years	Year	Years	Inception†

International Small Cap Portfolio**	23.84%	17.05%	11.38%	23.45%	16.63%	10.69%
MSCI EAFE Small Cap Index	28.39	18.46	5.89	28.39	18.46	7.61

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EAFE Small Cap Index is an arithmetic, market value-weighted average of the performance of securities of small cap companies listed on the stock exchanges of EAFE Index countries. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for Open Shares was February 13, 1997.

The Lazard Funds, Inc.
Performance Overviews (continued)
(unaudited)

Lazard Emerging Markets Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard Emerging Markets Portfolio and MSCI Emerging Markets (EM®) Index*

Average Annual Total Returns*
Periods Ended June 30, 2006
	Institutional Shares			Open Shares

	One	Five	Ten	One	Five	Since
	Year	Years	Years	Year	Years	Inception†

Emerging Markets Portfolio**	35.04%	23.42%	8.38%	34.65%	23.14%	8.08%
MSCI EM Index	35.47	21.18	6.46	35.47	21.18	7.17

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for Open Shares was January 8, 1997.

The Lazard Funds, Inc.
Performance Overviews (concluded)
(unaudited)

Lazard High Yield Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard High Yield Portfolio and Merrill Lynch High Yield Master II® Index*

Average Annual Total Returns*
Periods Ended June 30, 2006
	Institutional Shares			Open Shares

	One	Five	Since	One	Five	Since
	Year	Years	Inception†	Year	Years	Inception†

High Yield Portfolio**	5.07%	5.13%	2.04%	4.77%	4.85%	1.21%
Merrill Lynch High Yield
Master II Index.	4.70	8.33	5.25	4.70	8.33	5.08

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Merrill Lynch High Yield Master II Index provides a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for Institutional Shares was January 2, 1998 and for Open Shares was February 24, 1998.

The Lazard Funds, Inc.
Information About Your Portfolio’s Expenses
(unaudited)

Expense Example

As a shareholder in a Portfolio of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from January 1, 2006 through June 30, 2006 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period

	1/1/06	6/30/06	1/1/06 - 6/30/06	1/1/06 - 6/30/06

Equity Portfolio

Institutional Shares
Actual	$1,000.00	$1,029.60	$5.29	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.58	$5.26	1.05%

Open Shares
Actual	$1,000.00	$1,027.20	$7.49	1.49%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.40	$7.46	1.49%

U.S. Equity Value Portfolio

Institutional Shares
Actual	$1,000.00	$1,053.90	$5.10	1.00%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.83	$5.01	1.00%

Open Shares
Actual	$1,000.00	$1,051.90	$6.60	1.30%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.36	$6.50	1.30%

The Lazard Funds, Inc.
Information About Your Portfolio’s Expenses (continued)
(unaudited)

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period

	1/1/06	6/30/06	1/1/06 - 6/30/06	1/1/06 - 6/30/06

U.S. Strategic Equity Portfolio

Institutional Shares
Actual	$1,000.00	$1,023.10	$5.27	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.59	$5.26	1.05%

Open Shares
Actual	$1,000.00	$1,023.10	$6.77	1.35%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.10	$6.76	1.35%

Mid Cap Portfolio

Institutional Shares
Actual	$1,000.00	$1,031.70	$4.47	0.89%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.40	$4.44	0.89%

Open Shares
Actual	$1,000.00	$1,030.60	$5.91	1.17%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.98	$5.87	1.17%

Small Cap Portfolio

Institutional Shares
Actual	$1,000.00	$1,066.90	$4.58	0.89%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.37	$4.47	0.89%

Open Shares
Actual	$1,000.00	$1,065.40	$6.20	1.21%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.80	$6.06	1.21%

U.S. Small Cap Equity Growth Portfolio**

Institutional Shares
Actual	$1,000.00	$ 981.00	$6.14	1.25%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.59	$6.26	1.25%

Open Shares
Actual	$1,000.00	$ 980.00	$7.61	1.55%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.10	$7.76	1.55%

International Equity Portfolio

Institutional Shares
Actual	$1,000.00	$1,092.90	$4.34	0.84%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.65	$4.19	0.84%

Open Shares
Actual	$1,000.00	$1,091.20	$5.94	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.11	$5.74	1.15%

International Equity Select Portfolio

Institutional Shares
Actual	$1,000.00	$1,092.10	$5.96	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.09	$5.76	1.15%

Open Shares
Actual	$1,000.00	$1,091.10	$7.52	1.45%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.61	$7.25	1.45%

The Lazard Funds, Inc.
Information About Your Portfolio’s Expenses (concluded)
(unaudited)

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period

	1/1/06	6/30/06	1/1/06 - 6/30/06	1/1/06 - 6/30/06

International Strategic Equity Portfolio

Institutional Shares
Actual	$1,000.00	$1,120.50	$5.30	1.01%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.80	$5.05	1.01%

Open Shares**
Actual	$1,000.00	$1,049.60	$7.37	1.45%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.60	$7.25	1.45%

International Small Cap Portfolio

Institutional Shares
Actual	$1,000.00	$1,094.20	$4.48	0.86%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.52	$4.32	0.86%

Open Shares
Actual	$1,000.00	$1,092.50	$6.23	1.20%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.84	$6.01	1.20%

Emerging Markets Portfolio

Institutional Shares
Actual	$1,000.00	$1,043.20	$5.86	1.16%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.06	$5.79	1.16%

Open Shares
Actual	$1,000.00	$1,041.70	$7.54	1.49%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.41	$7.45	1.49%

High Yield Portfolio

Institutional Shares
Actual	$1,000.00	$1,020.50	$2.76	0.55%
Hypothetical	$1,000.00	$1,022.07	$2.76	0.55%

Open Shares
Actual	$1,000.00	$1,019.00	$4.26	0.85%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.58	$4.26	0.85%

*	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

**	The commencement of operations for the U.S. Small Cap Equity Growth Portfolio was February 28, 2006. International Strategic Equity Portfolio’s Open Shares were first offered on February 3, 2006.

The Lazard Funds, Inc.
Portfolio Holdings Presented by Sector
June 30, 2006 (unaudited)

		Lazard	Lazard			Lazard
	Lazard	U.S. Equity	U.S. Strategic	Lazard	Lazard	U.S. Small Cap
	Equity	Value	Equity	Mid Cap	Small Cap	Equity Growth
Sector*	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Commercial Services	3.5%	1.5%	3.9%	6.6%	10.0%	4.9%
Consumer Discretionary	10.8	9.9	17.3	14.2	7.9	15.5
Consumer Durables	1.1	—	—	—	0.9	1.9
Consumer Staples	5.0	4.0	5.3	4.3	0.9	—
Energy	9.9	14.8	7.9	7.2	3.1	5.7
Financials	20.9	30.7	20.9	19.3	17.7	5.9
Health Care	9.7	11.4	6.5	8.8	7.0	17.6
Process Industry	4.8	4.0	7.1	7.4	4.0	7.2
Producer Manufacturing	8.2	7.4	7.1	5.1	6.7	26.5
Technology	15.9	8.4	16.9	14.2	16.8	14.8
Telecommunications	3.6	6.4	4.2	4.1	—	—
Transportation	0.5	0.5	1.1	4.8	3.2	—
Utilities	—	1.0	—	—	0.9	—
Short-Term Investments	6.1	—	1.8	4.0	20.9	—

Total Investments	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

	Lazard	Lazard	Lazard	Lazard	Lazard
	International	International	International	International	Emerging
	Equity	Equity Select	Strategic Equity	Small Cap	Markets
Sector*	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Commercial Services	—%	—%	3.6%	18.1%	4.8%
Consumer Discretionary	8.0	1.9	10.1	16.2	7.7
Consumer Durables	6.1	2.8	11.2	4.3	4.4
Consumer Staples	7.6	18.0	9.3	1.8	8.4
Energy	5.9	12.1	6.5	6.2	7.2
Financials	25.7	34.8	28.3	12.5	14.9
Health Care	6.9	9.4	10.0	3.8	0.8
Process Industry	0.6	—	—	4.7	11.3
Producer Manufacturing	5.0	2.9	4.0	6.3	1.5
Technology	3.3	10.6	4.7	3.1	10.4
Telecommunications	2.9	3.1	1.4	0.4	14.5
Transportation	3.9	1.2	1.9	1.7	2.3
Utilities	4.1	—	2.5	—	0.7
Short-Term Investments	20.0	3.2	6.5	20.9	11.1

Total Investments	100.0%	100.0%	100.0%	100.0%	100.0%

* Represents percentage of total investments.

The Lazard Funds, Inc.
Portfolio Holdings Presented by Credit Rating
June 30, 2006 (unaudited)

Lazard
High Yield
S&P Credit Rating*	Portfolio

BBB-	2.2%
BB+	7.6
BB	8.5
BB-	17.9
B+	17.7
B	13.9
B-	9.1
CCC+	1.1
CCC-	0.6
CC	1.2
Short-Term Investments	20.2

Total Investments	100.0%

* Represents percentage of total investments.

The Lazard Funds, Inc.
Portfolios of Investments
June 30, 2006 (unaudited)

Description	Shares	Value

Lazard Equity Portfolio

Common Stocks—98.6%

Alcohol & Tobacco—1.4%
Altria Group, Inc.	11,800	$866,474

Banking—6.1%
Bank of America Corp.	58,338	2,806,058
The Bank of New York Co., Inc.	29,300	943,460

		3,749,518

Building & Construction—1.1%
Masco Corp.	23,100	684,684

Cable & Broadcasting—1.2%
Comcast Corp., Class A (a)	22,200	727,716

Chemicals—2.8%
Cabot Corp.	10,200	352,104
Du Pont (E.I.) de Nemours & Co.	10,500	436,800
Sigma-Aldrich Corp. (c)	4,600	334,144
The Dow Chemical Co.	15,800	616,674

		1,739,722

Commercial Services—2.6%
ARAMARK Corp., Class B	11,100	367,521
Automatic Data Processing, Inc.	27,375	1,241,456

		1,608,977

Computer Software—7.1%
Microsoft Corp.	125,330	2,920,189
Oracle Corp. (a)	96,850	1,403,357

		4,323,546

Consumer Products—1.4%
Fortune Brands, Inc.	5,900	418,959
The Stanley Works	9,300	439,146

		858,105

Drugs—3.4%
Bristol-Myers Squibb Co.	32,800	848,208
Pfizer, Inc.	26,190	614,679
Sepracor, Inc. (a), (c)	10,800	617,112

		2,079,999

Energy Integrated—6.9%
Chevron Corp.	12,888	799,829
ConocoPhillips	10,260	672,338
Exxon Mobil Corp.	39,898	2,447,742
Massey Energy Co.	8,700	313,200

		4,233,109

Description	Shares	Value

Energy Services—3.5%
BJ Services Co.	19,900	$741,474
Halliburton Co. (c)	5,700	422,997
The Williams Cos., Inc.	42,100	983,456

		2,147,927

Financial Services—11.0%
A.G. Edwards, Inc.	12,300	680,436
American Express Co.	12,100	643,962
Citigroup, Inc.	26,417	1,274,356
JPMorgan Chase & Co.	37,346	1,568,532
MasterCard, Inc., Class A (c)	14,300	686,400
Mellon Financial Corp.	31,000	1,067,330
The Bear Stearns Cos., Inc.	5,800	812,464

		6,733,480

Food & Beverages—2.0%
Kraft Foods, Inc., Class A (c)	19,500	602,550
The Coca-Cola Co.	14,700	632,394

		1,234,944

Forest & Paper Products—4.1%
Ball Corp.	16,400	607,456
Kimberly-Clark Corp.	17,900	1,104,430
Louisiana-Pacific Corp.	23,300	510,270
Weyerhaeuser Co.	4,300	267,675

		2,489,831

Health Services—2.2%
Laboratory Corp. of America
Holdings (a)	11,700	728,091
Medco Health Solutions, Inc. (a)	5,600	320,768
WellPoint, Inc. (a)	4,400	320,188

		1,369,047

Insurance—4.9%
American International Group, Inc.	13,299	785,306
Lincoln National Corp.	7,900	445,876
PartnerRe, Ltd.	5,570	356,759
The Allstate Corp.	15,600	853,788
The St. Paul Travelers Cos., Inc.	12,200	543,876

		2,985,605

Leisure & Entertainment—3.8%
Gannett Co., Inc.	7,700	430,661
McDonald’s Corp.	25,700	863,520
News Corp., Class A	53,700	1,029,966

		2,324,147

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2006 (unaudited)

Description	Shares	Value

Lazard Equity Portfolio (concluded)

Manufacturing—8.6%
General Electric Co.	53,825	$1,774,072
Honeywell International, Inc.	22,543	908,483
Pitney Bowes, Inc.	14,800	611,240
Tyco International, Ltd.	29,700	816,750
United Technologies Corp.	18,500	1,173,270

		5,283,815

Medical Products—4.5%
Invitrogen Corp. (a)	4,700	310,529
Johnson & Johnson	35,995	2,156,820
Zimmer Holdings, Inc. (a)	5,200	294,944

		2,762,293

Printing & Publishing—1.0%
R.H. Donnelley Corp. (a)	11,585	626,401

Retail—6.2%
Dollar Tree Stores, Inc. (a)	24,000	636,000
Liz Claiborne, Inc.	15,800	585,548
The Home Depot, Inc.	52,885	1,892,754
The Kroger Co.	31,200	682,032

		3,796,334

Semiconductors &
Components—1.5%
Flextronics International, Ltd. (a)	29,400	312,228
Intel Corp.	15,720	297,894
Solectron Corp. (a)	87,100	297,882

		908,004

Technology—1.4%
Accenture, Ltd., Class A	9,200	260,544
International Business Machines Corp. .	7,800	599,196

		859,740

Technology Hardware—6.8%
Avaya, Inc. (a)	86,100	983,262
Cisco Systems, Inc. (a)	64,300	1,255,779
Dell, Inc. (a)	26,800	654,188
EMC Corp. (a)	62,300	683,431
Hewlett-Packard Co.	18,100	573,408

		4,150,068

Description	Shares	Value

Telecommunications—2.6%
ALLTEL Corp.	10,500	$670,215
Sprint Nextel Corp.	47,126	942,049

		1,612,264

Transportation—0.5%
Overseas Shipholding Group, Inc.	5,400	319,410

Total Common Stocks
(Identified cost $56,887,549)		60,475,160

Short-Term Investments—6.3%

Collateral for Securities
on Loan—4.7%
State Street Navigator Securities
Lending Prime Portfolio
5.07% (e), (f)	2,895,491	2,895,491

	Principal
	Amount
	(000)

Repurchase Agreement—1.6%
State Street Bank and Trust Co.,
3.98%, 07/03/06
(Dated 06/30/06, collateralized by
$1,030,000 United States Treasury
Notes, 4.125-4.625%,
03/31/08-08/15/08, with a
value of $1,026,168)
Proceeds of $1,001,332	$1,001	1,001,000

Total Short-Term Investments
(Identified cost $3,896,491)		3,896,491

Total Investments—104.9%
(Identified cost $60,784,040) (b)		$64,371,651
Liabilities in Excess of Cash and
Other Assets—(4.9)%		(3,031,553)

Net Assets—100.0%		$61,340,098

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2006 (unaudited)

Description	Shares	Value

Lazard U.S. Equity Value Portfolio

Common Stocks—128.9%

Alcohol & Tobacco—2.8%
Altria Group, Inc.	60	$4,406

Banking—13.1%
Bank of America Corp.	212	10,197
City National Corp.	33	2,148
Golden West Financial Corp.	20	1,484
Marshall & Ilsley Corp.	35	1,601
SunTrust Banks, Inc.	30	2,288
The Bank of New York Co., Inc.	90	2,898

		20,616

Chemicals—2.8%
Chemtura Corp.	100	934
Du Pont (E.I.) de Nemours & Co.	59	2,454
The Dow Chemical Co.	25	976

		4,364

Commercial Services—0.8%
Automatic Data Processing, Inc.	29	1,315

Computer Software—3.4%
Compuware Corp. (a)	195	1,307
Microsoft Corp.	125	2,912
Oracle Corp. (a)	81	1,174

		5,393

Consumer Products—3.2%
Fortune Brands, Inc.	20	1,420
The Procter & Gamble Co.	65	3,614

		5,034

Drugs—4.6%
Bristol-Myers Squibb Co.	50	1,293
Pfizer, Inc.	190	4,459
Sepracor, Inc. (a)	25	1,429

		7,181

Electric—1.2%
Edison International	50	1,950

Energy Exploration &
Production—2.1%
Apache Corp.	25	1,706
Occidental Petroleum Corp.	15	1,538

		3,244

Description	Shares	Value

Energy Integrated—14.8%
Chevron Corp.	92	$5,710
ConocoPhillips	56	3,670
Exxon Mobil Corp.	170	10,429
Marathon Oil Corp.	30	2,499
Massey Energy Co.	25	900

		23,208

Energy Services—2.3%
Halliburton Co.	23	1,707
The Williams Cos., Inc.	80	1,869

		3,576

Financial Services—15.3%
A.G. Edwards, Inc.	30	1,659
Citigroup, Inc.	174	8,394
JPMorgan Chase & Co.	139	5,838
MasterCard, Inc., Class A	50	2,400
Mellon Financial Corp.	62	2,135
The Bear Stearns Cos., Inc.	25	3,502

		23,928

Food & Beverages—1.0%
The Coca-Cola Co.	35	1,506

Forest & Paper Products—4.0%
Ball Corp.	65	2,408
Kimberly-Clark Corp.	37	2,283
Owens-Illinois, Inc. (a)	95	1,592

		6,283

Health Services—3.0%
Medco Health Solutions, Inc. (a)	23	1,318
Triad Hospitals, Inc. (a)	50	1,979
WellPoint, Inc. (a)	20	1,455

		4,752

Insurance—10.9%
American International Group, Inc.	85	5,019
Aon Corp.	50	1,741
Lincoln National Corp.	34	1,919
PartnerRe, Ltd.	18	1,153
The Allstate Corp.	48	2,627
The St. Paul Travelers Cos., Inc.	74	3,299
Willis Group Holdings, Ltd.	40	1,284

		17,042

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2006 (unaudited)

Description	Shares	Value

Lazard U.S. Equity Value Portfolio (concluded)

Leisure & Entertainment—7.2%
Gannett Co., Inc.	33	$1,846
McDonald’s Corp.	75	2,520
News Corp., Class A	95	1,822
Time Warner, Inc.	193	3,339
Viacom, Inc., Class B (a)	48	1,720

		11,247

Manufacturing—9.7%
General Electric Co.	199	6,559
Honeywell International, Inc.	70	2,821
Ingersoll-Rand Co., Ltd., Class A	40	1,711
Pitney Bowes, Inc.	35	1,445
Tyco International, Ltd.	60	1,650
United Technologies Corp.	16	1,015

		15,201

Medical Products—7.0%
Becton, Dickinson & Co.	20	1,223
Invitrogen Corp. (a)	20	1,321
Johnson & Johnson	65	3,895
St. Jude Medical, Inc. (a)	40	1,297
Zimmer Holdings, Inc. (a)	56	3,176

		10,912

Printing & Publishing—1.0%
R.H. Donnelley Corp. (a)	28	1,514

Retail—2.2%
Liz Claiborne, Inc.	44	1,631
The Home Depot, Inc.	50	1,789

		3,420

Description	Shares	Value

Semiconductors &
Components—2.3%
Flextronics International, Ltd. (a)	200	$2,124
Intel Corp.	80	1,516

		3,640

Technology—1.2%
International Business Machines Corp.	25	1,920

Technology Hardware—3.8%
Avaya, Inc. (a)	115	1,313
Dell, Inc. (a)	70	1,709
EMC Corp. (a)	145	1,591
Hewlett-Packard Co.	43	1,362

		5,975

Telecommunications—8.5%
ALLTEL Corp.	45	2,872
Embarq Corp. (a)	25	1,025
Sprint Nextel Corp.	230	4,598
Verizon Communications, Inc.	145	4,856

		13,351

Transportation—0.7%
Teekay Shipping Corp.	25	1,046

Total Common Stocks
(Identified cost $200,907)		202,024

Total Investments—128.9%
(Identified cost $200,907) (b)		$202,024
Liabilities in Excess of Cash and
Other Assets—(28.9)%		(45,266)

Net Assets—100.0%		$156,758

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2006 (unaudited)

Description	Shares	Value

Lazard U.S. Strategic Equity Portfolio

Common Stocks—97.2%

Alcohol & Tobacco—1.3%
Altria Group, Inc.	10,100	$741,643

Banking—6.0%
Bank of America Corp.	52,076	2,504,856
The Bank of New York Co., Inc.	29,325	944,265

		3,449,121

Cable & Broadcasting—1.0%
Comcast Corp., Class A (a)	17,200	563,816

Chemicals—4.2%
Cabot Corp.	19,560	675,211
Du Pont (E.I.) de Nemours & Co.	13,080	544,128
Sigma-Aldrich Corp.	8,600	624,704
The Dow Chemical Co.	14,300	558,129

		2,402,172

Commercial Services—2.4%
ARAMARK Corp., Class B	16,925	560,387
DST Systems, Inc. (a)	13,300	791,350

		1,351,737

Computer Software—6.1%
Microsoft Corp.	89,905	2,094,787
Oracle Corp. (a)	93,660	1,357,133

		3,451,920

Consumer Products—2.9%
Fortune Brands, Inc.	10,045	713,295
The Stanley Works	20,185	953,136

		1,666,431

Drugs—2.0%
Pfizer, Inc.	22,820	535,585
Sepracor, Inc. (a)	11,000	628,540

		1,164,125

Energy Integrated—5.1%
Chevron Corp.	14,705	912,592
ConocoPhillips	9,200	602,876
Exxon Mobil Corp.	9,300	570,555
Massey Energy Co.	23,400	842,400

		2,928,423

Energy Services—2.7%
BJ Services Co.	14,770	550,330
The Williams Cos., Inc.	41,700	974,112

		1,524,442

Description	Shares	Value

Financial Services—9.8%
A.G. Edwards, Inc.	10,800	$597,456
Ameriprise Financial, Inc.	13,370	597,238
Citigroup, Inc.	15,005	723,841
JPMorgan Chase & Co.	27,945	1,173,690
MasterCard, Inc., Class A	13,400	643,200
Mellon Financial Corp.	31,900	1,098,317
The Bear Stearns Cos., Inc.	5,530	774,642

		5,608,384

Food & Beverages—2.1%
Coca-Cola Enterprises, Inc.	28,800	586,656
The Coca-Cola Co.	14,000	602,280

		1,188,936

Forest & Paper Products—4.7%
Ball Corp.	15,815	585,788
International Paper Co.	16,770	541,671
Kimberly-Clark Corp.	16,880	1,041,496
Louisiana-Pacific Corp.	22,940	502,386

		2,671,341

Health Services—1.8%
Laboratory Corp. of America
Holdings (a)	16,855	1,048,887

Insurance—4.6%
Marsh & McLennan Cos., Inc.	35,800	962,662
PartnerRe, Ltd.	15,030	962,672
The Allstate Corp.	13,200	722,436

		2,647,770

Leisure & Entertainment—7.0%
Cendant Corp.	36,000	586,440
Gannett Co., Inc.	15,660	875,864
McDonald’s Corp.	23,155	778,008
News Corp., Class A	50,180	962,452
Time Warner, Inc.	45,200	781,960

		3,984,724

Manufacturing—7.1%
Honeywell International, Inc.	18,650	751,595
Ingersoll-Rand Co., Ltd., Class A	14,710	629,294
Pitney Bowes, Inc.	28,000	1,156,400
Tyco International, Ltd.	32,760	900,900
United Technologies Corp.	9,380	594,879

		4,033,068

Medical Products—2.5%
Baxter International, Inc.	16,780	616,833
Johnson & Johnson	13,765	824,799

		1,441,632

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2006 (unaudited)

Description	Shares	Value

Lazard U.S. Strategic Equity Portfolio (concluded)

Printing & Publishing—1.5%
R.H. Donnelley Corp. (a)	15,674	$847,493

Real Estate—0.2%
CBL & Associates Properties, Inc.	2,400	93,432

Retail—7.2%
Dollar Tree Stores, Inc. (a)	37,220	986,330
Foot Locker, Inc.	28,860	706,781
Liz Claiborne, Inc.	25,365	940,027
The Home Depot, Inc.	23,400	837,486
The Kroger Co.	29,700	649,242

		4,119,866

Semiconductors &
Components—1.7%
Flextronics International, Ltd. (a)	39,000	414,180
Solectron Corp. (a)	163,000	557,460

		971,640

Technology—1.7%
International Business Machines Corp.	12,390	951,800

Technology Hardware—7.3%
Avaya, Inc. (a)	116,875	1,334,713
Cisco Systems, Inc. (a)	54,755	1,069,365
Dell, Inc. (a)	24,300	593,163
EMC Corp. (a)	54,600	598,962
Hewlett-Packard Co.	17,340	549,331

		4,145,534

Description	Shares	Value

Telecommunications—3.1%
ALLTEL Corp.	16,213	$1,034,876
Sprint Nextel Corp.	37,540	750,424

		1,785,300

Transportation—1.2%
Overseas Shipholding Group, Inc.	5,600	331,240
Teekay Shipping Corp.	7,700	322,168

		653,408

Total Common Stocks
(Identified cost $55,619,606)		55,437,045

	Principal
	Amount
	(000)

Repurchase Agreement—1.8%
State Street Bank and Trust Co.,
3.98%, 07/03/06
(Dated 06/30/06, collateralized by
$900,000 United States Treasury
Note, 7.50%, 11/15/16, with a
value of $1,068,328)
Proceeds of $1,042,346
(Identified cost $1,042,000)	$1,042	1,042,000

Total Investments—99.0%
(Identified cost $56,661,606) (b)		$56,479,045
Cash and Other Assets in Excess
of Liabilities—1.0%		587,747

Net Assets—100.0%		$57,066,792

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2006 (unaudited)

Description	Shares	Value

Lazard Mid Cap Portfolio

Common Stocks—96.4%

Banking—2.0%
City National Corp.	35,400	$2,304,186
Hudson City Bancorp, Inc.	172,700	2,302,091

		4,606,277

Chemicals—4.2%
Cabot Corp.	103,300	3,565,916
Celanese Corp., Series A	145,600	2,973,152
Sigma-Aldrich Corp.	43,700	3,174,368

		9,713,436

Commercial Services—4.7%
ARAMARK Corp., Class B	102,100	3,380,531
DST Systems, Inc. (a)	76,200	4,533,900
Republic Services, Inc.	74,481	3,004,564

		10,918,995

Computer Software—2.2%
Compuware Corp. (a)	366,400	2,454,880
Hyperion Solutions Corp. (a)	95,200	2,627,520

		5,082,400

Consumer Products—3.6%
Fortune Brands, Inc.	54,900	3,898,449
The Stanley Works	97,900	4,622,838

		8,521,287

Drugs—1.4%
Sepracor, Inc. (a)	56,400	3,222,696

Energy Integrated—2.7%
Massey Energy Co.	106,300	3,826,800
Sunoco, Inc.	35,800	2,480,582

		6,307,382

Energy Services—4.6%
BJ Services Co.	67,600	2,518,776
Smith International, Inc.	59,900	2,663,753
The Williams Cos., Inc.	236,100	5,515,296

		10,697,825

Financial Services—6.1%
A.G. Edwards, Inc.	45,100	2,494,932
Ameriprise Financial, Inc.	92,600	4,136,442
MasterCard, Inc., Class A	60,800	2,918,400
Mellon Financial Corp.	136,900	4,713,467

		14,263,241

Description	Shares	Value

Food & Beverages—4.3%
Coca-Cola Enterprises, Inc.	221,600	$4,513,992
Pilgrim’s Pride Corp.	125,000	3,225,000
The Pepsi Bottling Group, Inc.	74,400	2,391,960

		10,130,952

Forest & Paper Products—3.2%
Ball Corp.	95,800	3,548,432
Louisiana-Pacific Corp.	87,300	1,911,870
Temple-Inland, Inc.	48,900	2,096,343

		7,556,645

Health Services—5.9%
Laboratory Corp. of America
Holdings (a)	70,200	4,368,546
Service Corp. International	588,700	4,792,018
Triad Hospitals, Inc. (a)	118,400	4,686,272

		13,846,836

Insurance—10.1%
Lincoln National Corp.	80,834	4,562,271
PartnerRe, Ltd.	74,600	4,778,130
Protective Life Corp.	140,100	6,531,462
RenaissanceRe Holdings, Ltd.	94,400	4,574,624
Willis Group Holdings, Ltd.	98,500	3,161,850

		23,608,337

Leisure & Entertainment—3.0%
Belo Corp., Class A	243,700	3,801,720
Royal Caribbean Cruises, Ltd.	86,300	3,300,975

		7,102,695

Manufacturing—5.1%
Dover Corp.	86,700	4,285,581
Hubbell, Inc., Class B	62,600	2,982,890
Pitney Bowes, Inc.	111,100	4,588,430

		11,856,901

Medical Products—1.5%
Invitrogen Corp. (a)	53,600	3,541,352

Printing & Publishing—1.9%
R.H. Donnelley Corp. (a)	82,735	4,473,481

Real Estate—1.2%
CBL & Associates Properties, Inc.	12,900	502,197
Health Care Property Investors, Inc.	87,300	2,334,402

		2,836,599

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2006 (unaudited)

Description	Shares	Value

Lazard Mid Cap Portfolio (concluded)
Retail—7.5%
Dollar Tree Stores, Inc. (a)	188,900	$5,005,850
Foot Locker, Inc.	149,700	3,666,153
Liz Claiborne, Inc.	135,500	5,021,630
The Kroger Co.	179,300	3,919,498

		17,613,131

Semiconductors &
Components—4.3%
Flextronics International, Ltd. (a)	345,900	3,673,458
Solectron Corp. (a)	834,400	2,853,648
Vishay Intertechnology, Inc. (a)	222,400	3,498,352

		10,025,458

Technology Hardware—7.8%
Arrow Electronics, Inc. (a)	73,100	2,353,820
Avaya, Inc. (a)	605,200	6,911,384
CDW Corp.	62,400	3,410,160
Ingram Micro, Inc., Class A (a)	187,200	3,393,936
Sun Microsystems, Inc. (a)	522,100	2,166,715

		18,236,015

Telecommunications—4.2%
ALLTEL Corp.	80,547	5,141,315
Citizens Communications Co.	349,400	4,559,670

		9,700,985

Description	Shares	Value

Transportation—4.9%
Laidlaw International, Inc.	138,000	$3,477,600
Overseas Shipholding Group, Inc.	46,400	2,744,560
Teekay Shipping Corp.	44,200	1,849,328
YRC Worldwide, Inc. (a)	78,400	3,301,424

		11,372,912

Total Common Stocks
(Identified cost $212,468,870)		225,235,838

	Principal
	Amount
	(000)

Repurchase Agreement—4.1%
State Street Bank and Trust Co.,
3.98%, 07/03/06
(Dated 06/30/06, collateralized by
$9,685,000 United States Treasury
Note, 4.625%, 03/31/08, with a
value of $9,705,574)
Proceeds of $9,494,148
(Identified cost $9,491,000)	$9,491	9,491,000

Total Investments—100.5%
(Identified cost $221,959,870) (b)		$234,726,838
Liabilities in Excess of Cash and
Other Assets—(0.5)%		(1,066,105)

Net Assets—100.0%		$233,660,733

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2006 (unaudited)

Description	Shares	Value

Lazard Small Cap Portfolio

Common Stocks—98.2%

Banking—10.4%
Bank of the Ozarks, Inc. (c)	73,800	$2,457,540
BankUnited Financial Corp.,
Class A (c)	55,900	1,706,068
Boston Private Financial
Holdings, Inc. (c)	74,500	2,078,550
First Community Bancorp	33,200	1,961,456
Franklin Bank Corp. (a), (c)	78,500	1,584,915
MB Financial, Inc. (c)	66,000	2,333,760
Provident Bankshares Corp. (c)	66,700	2,427,213
Sterling Bancshares, Inc.	157,900	2,960,625
Texas Regional Bancshares, Inc.,
Class A (c)	92,220	3,496,983
United Bankshares, Inc. (c)	45,600	1,670,328
Wintrust Financial Corp. (c)	43,700	2,222,145

		24,899,583

Building & Construction—2.1%
Building Materials Holding Corp. (c)	42,800	1,192,836
Levitt Corp., Class A (c)	61,600	985,600
Perini Corp. (a), (c)	47,400	1,066,500
Texas Industries, Inc. (c)	33,200	1,762,920

		5,007,856

Chemicals—0.7%
Westlake Chemical Corp. (c)	56,200	1,674,760

Commercial Services—10.7%
ADVO, Inc. (c)	17,300	425,753
Arbitron, Inc. (c)	36,970	1,417,060
G & K Services, Inc. (c)	66,300	2,274,090
H&E Equipment Services, Inc. (c)	56,200	1,655,090
John H. Harland Co. (c)	51,700	2,248,950
Navigant Consulting, Inc. (a), (c)	89,100	2,018,115
Rollins, Inc. (c)	87,600	1,720,464
Tetra Tech, Inc. (a), (c)	97,000	1,720,780
United Rentals, Inc. (a), (c)	88,800	2,839,824
ValueClick, Inc. (a), (c)	105,300	1,616,355
Waste Connections, Inc. (a), (c)	50,700	1,845,480
Watson Wyatt Worldwide, Inc. (c)	47,100	1,655,094
WESCO International, Inc. (a), (c)	20,700	1,428,300
Wireless Facilities, Inc. (a), (c)	338,800	931,700
Wright Express Corp. (a), (c)	65,700	1,888,218

		25,685,273

Computer Software—1.9%
Agile Software Corp. (a), (c)	274,300	1,739,062
Secure Computing Corp. (a), (c)	314,000	2,700,400

		4,439,462

Description	Shares	Value

Consumer Products—3.4%
Fossil, Inc. (a), (c)	95,100	$1,712,751
Matthews International Corp.,
Class A (c)	59,700	2,057,859
Sealy Corp.	144,800	1,921,496
WMS Industries, Inc. (a), (c)	90,600	2,481,534

		8,173,640

Drugs—1.5%
Sciele Pharma, Inc. (a), (c)	105,500	2,446,545
SFBC International, Inc. (a), (c)	74,900	1,135,484

		3,582,029

Electric—1.1%
Cleco Corp. (c)	111,800	2,599,350

Energy Exploration &
Production—1.3%
Brigham Exploration Co. (a), (c)	157,600	1,246,616
The Exploration Co. of Delaware (a), (c)	172,306	1,836,782

		3,083,398

Energy Services—2.5%
Complete Production Services, Inc.	107,300	2,536,572
Veritas DGC, Inc. (a), (c)	33,000	1,702,140
W-H Energy Services, Inc. (a), (c)	36,000	1,829,880

		6,068,592

Financial Services—1.4%
Waddell & Reed Financial, Inc. (c)	161,700	3,324,552

Food & Beverages—1.2%
Performance Food Group Co. (a), (c)	40,000	1,215,200
Sanderson Farms, Inc. (c)	56,700	1,587,033

		2,802,233

Health Services—4.4%
BioScrip, Inc. (a), (c)	262,400	1,409,088
Centene Corp. (a), (c)	74,600	1,755,338
Five Star Quality Care, Inc. (a), (c)	115,900	1,283,013
Hanger Orthopedic Group, Inc. (a), (c)	184,200	1,539,912
inVentiv Health, Inc. (a), (c)	69,600	2,003,088
LifePoint Hospitals, Inc. (a), (c)	77,200	2,480,436

		10,470,875

Insurance—4.3%
Arch Capital Group, Ltd. (a)	39,000	2,318,940
Aspen Insurance Holdings, Ltd. (c)	145,100	3,379,379
Bristol West Holdings, Inc.	105,400	1,686,400
RLI Corp. (c)	62,400	3,006,432

		10,391,151

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2006 (unaudited)

Description	Shares	Value

Lazard Small Cap Portfolio (continued)

Leisure & Entertainment—3.4%
Bally Technologies, Inc. (a), (c)	159,700	$2,630,259
CBRL Group, Inc. (c)	59,300	2,011,456
Rare Hospitality International, Inc. (a)	40,800	1,173,408
Ruby Tuesday, Inc. (c)	95,900	2,340,919

		8,156,042

Manufacturing—8.3%
Acuity Brands, Inc. (c)	55,400	2,155,614
Applied Signal Technology, Inc. (c)	67,700	1,153,608
Columbus McKinnon Corp. (a)	36,500	793,510
DRS Technologies, Inc. (c)	23,100	1,126,125
Esterline Technologies Corp. (a)	54,100	2,250,019
Insteel Industries, Inc.	139,500	3,375,900
Kennametal, Inc.	36,200	2,253,450
Knoll, Inc. (c)	107,700	1,977,372
Ladish Co., Inc. (a), (c)	46,500	1,742,355
RBC Bearings, Inc. (c)	87,800	1,993,060
Regal-Beloit Corp. (c)	25,300	1,116,995

		19,938,008

Medical Products—3.6%
Advanced Medical Optics, Inc. (a), (c)	38,300	1,941,810
Encore Medical Corp. (a), (c)	382,100	1,837,901
PSS World Medical, Inc. (a), (c)	106,300	1,876,195
Symmetry Medical, Inc. (a), (c)	100,700	1,550,780
Wright Medical Group, Inc. (a), (c)	73,000	1,527,890

		8,734,576

Metals & Mining—4.2%
Cleveland-Cliffs, Inc. (c)	30,500	2,418,345
Coeur d’Alene Mines Corp. (a), (c)	253,300	1,218,373
NS Group, Inc. (a)	27,400	1,509,192
Oregon Steel Mills, Inc. (a)	47,400	2,401,284
RTI International Metals, Inc. (a), (c)	45,869	2,561,325

		10,108,519

Real Estate—5.9%
Alexandria Real Estate Equities, Inc. (c)	23,400	2,075,112
Ashford Hospitality Trust (c)	187,700	2,368,774
BioMed Realty Trust, Inc. (c)	58,600	1,754,484
Brandywine Realty Trust (c)	81,400	2,618,638
Cousins Properties, Inc. (c)	37,400	1,156,782
Healthcare Realty Trust, Inc. (c)	54,300	1,729,455
MFA Mortgage Investments, Inc.	355,700	2,447,216

		14,150,461

Description	Shares	Value

Retail—3.0%
Guitar Center, Inc. (a), (c)	30,400	$1,351,888
Hot Topic, Inc. (a), (c)	95,500	1,099,205
Pacific Sunwear of California, Inc.
(a), (c)	59,700	1,070,421
The Finish Line, Inc.	135,800	1,606,514
The Talbots, Inc. (c)	46,700	861,615
Tractor Supply Co. (a), (c)	19,600	1,083,292

		7,072,935

Semiconductors &
Components—8.6%
Actel Corp. (a), (c)	156,000	2,238,600
Benchmark Electronics, Inc. (a), (c)	95,275	2,298,033
Coherent, Inc. (a), (c)	97,400	3,285,302
CPI International, Inc.	101,600	1,473,200
Exar Corp. (a), (c)	150,200	1,993,154
FARO Technologies, Inc. (a), (c)	89,000	1,509,440
Integrated Device Technology, Inc.
(a), (c)	168,700	2,392,166
Microsemi Corp. (a), (c)	99,800	2,433,124
Power Integrations, Inc. (a), (c)	63,000	1,101,240
TTM Technologies, Inc. (a), (c)	124,400	1,800,068

		20,524,327

Services—0.8%
Perot Systems Corp., Class A (a), (c)	138,900	2,011,272

Technology Hardware—9.6%
Avocent Corp. (a), (c)	79,700	2,092,125
C-COR, Inc. (a), (c)	219,593	1,695,258
Cognex Corp. (c)	64,800	1,686,744
Emulex Corp. (a)	106,500	1,732,755
FEI Co. (a), (c)	113,300	2,569,644
Ixia (a), (c)	170,400	1,533,600
Komag, Inc. (a), (c)	54,100	2,498,338
Powerwave Technologies, Inc. (a), (c)	207,600	1,893,312
Rogers Corp. (a), (c)	41,800	2,355,012
SafeNet, Inc. (a), (c)	162,600	2,881,272
Varian Semiconductor Equipment
Associates, Inc. (a), (c)	67,300	2,194,653

		23,132,713

Transportation—3.9%
AirTran Holdings, Inc. (a), (c)	176,400	2,621,304
American Commercial Lines, Inc.
(a), (c)	34,600	2,084,650
Hub Group, Inc., Class A (a), (c)	59,600	1,461,988
Swift Transportation Co., Inc. (a), (c)	103,300	3,280,808

		9,448,750

Total Common Stocks
(Identified cost $212,373,166)		235,480,357

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2006 (unaudited)

Description	Shares	Value

Lazard Small Cap Portfolio (concluded)

Short-Term Investments—26.0%

Collateral for Securities
on Loan—24.7%
State Street Navigator Securities
Lending Prime Portfolio,
5.07% (e), (f)	59,259,729	$59,259,729

	Principal
	Amount
Description	(000)	Value

Repurchase Agreement—1.3%
State Street Bank and Trust Co.,
3.98%, 07/03/06
(Dated 06/30/06, collateralized by
$3,145,000 United States Treasury
Note, 4.625%, 03/31/08, with a
value of $3,151,681)
Proceeds of $3,082,022	$3,081	$3,081,000

Total Short-Term Investments
(Identified cost $62,340,729)		62,340,729

Total Investments—124.2%
(Identified cost $274,713,895) (b)		$297,821,086
Liabilities in Excess of Cash and
Other Assets—(24.2)%		(57,954,643)

Net Assets—100.0%		$239,866,443

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2006 (unaudited)

Description	Shares	Value

Lazard U.S. Small Cap Equity Growth Portfolio

Common Stocks—93.7%

Banking—2.2%
Vineyard National Bancorp Co.	780	$20,982

Building & Construction—1.8%
PGT, Inc.	1,080	17,064

Commercial Services—1.4%
Getty Images, Inc. (a)	215	13,655

Computer Software—3.1%
Stellent, Inc.	2,000	19,100
webMethods, Inc. (a)	1,120	11,055

		30,155

Drugs—1.5%
Millennium Pharmaceuticals, Inc. (a)	1,460	14,556

Energy Services—5.3%
Dresser-Rand Group, Inc.	420	9,862
Dril-Quip, Inc. (a)	355	29,266
Todco, Class A	310	12,663

		51,791

Health Services—1.7%
Healthspring, Inc.	905	16,969

Insurance—1.8%
Aspen Insurance Holdings, Ltd.	770	17,933

Leisure & Entertainment—7.4%
Caribou Coffee Co.	1,145	8,542
Life Time Fitness, Inc. (a)	660	30,538
Orient-Express Hotels, Ltd., Class A	500	19,420
Winnebago Industries, Inc.	440	13,658

		72,158

Manufacturing—24.8%
A.S.V., Inc. (a)	530	12,211
BE Aerospace, Inc. (a)	1,230	28,118
Gardner Denver, Inc. (a)	870	33,495
Gibraltar Industries, Inc.	870	25,230
Hubbell, Inc., Class B	575	27,399
Kennametal, Inc.	575	35,794
Mueller Water Products, Inc.	1,230	21,414
RBC Bearings, Inc.	1,325	30,077
Trinity Industries, Inc.	713	28,785

		242,523

Description	Shares	Value

Medical Products—16.4%
Aspect Medical Systems, Inc. (a)	865	$15,085
Barrier Therapeutics, Inc. (a)	3,470	22,694
DexCom, Inc.	1,580	21,456
Intuitive Surgical, Inc. (a)	190	22,414
PDL BioPharma, Inc. (a)	1,075	19,791
PSS World Medical, Inc. (a)	1,755	30,976
Restore Medical, Inc.	2,290	17,633
Wright Medical Group, Inc. (a)	490	10,256

		160,305

Metals & Mining—6.7%
Century Aluminum Co. (a)	500	17,845
Reliance Steel & Aluminum Co.	575	47,696

		65,541

Real Estate—1.6%
FelCor Lodging Trust, Inc.	710	15,435

Retail—7.2%
BJ’s Wholesale Club, Inc. (a)	660	18,711
Dick’s Sporting Goods, Inc. (a)	480	19,008
Guitar Center, Inc. (a)	500	22,235
Urban Outfitters, Inc. (a)	580	10,144

		70,098

Semiconductors &
Components—3.4%
Cree, Inc. (a)	590	14,019
Fargo Electronics (a)	770	19,550

		33,569

Technology Hardware—7.4%
ADTRAN, Inc.	630	14,131
Cadence Design Systems, Inc. (a)	985	16,893
Entegris, Inc. (a)	1,390	13,247
Ingram Micro, Inc., Class A (a)	965	17,495
Varian Semiconductor Equipment
Associates, Inc. (a)	330	10,761

		72,527

Total Common Stocks
(Identified cost $945,370)		915,261

Total Investments—93.7%
(Identified cost $945,370) (b)		$915,261
Cash and Other Assets in Excess
of Liabilities—6.3%		61,091

Net Assets—100.0%		$976,352

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2006 (unaudited)

Description	Shares	Value

Lazard International Equity Portfolio

Common Stocks—97.9%

Australia—0.7%
BlueScope Steel, Ltd. (c)	1,210,415	$7,149,257

Belgium—1.5%
InBev NV	305,461	14,978,652

France—17.3%
Axa (c)	527,024	17,291,741
BNP Paribas (c)	223,600	21,400,070
France Telecom SA (c)	785,700	16,887,916
Lafarge SA (c)	101,028	12,678,961
Lagardere SCA (c)	167,310	12,343,812
Sanofi-Aventis (c)	267,797	26,126,537
Schneider Electric SA (c)	132,200	13,776,556
Total SA (c)	502,296	33,044,311
Vivendi SA (c)	531,900	18,635,118

Total France		172,185,022

Germany—11.1%
Allianz AG (c)	99,600	15,730,706
Bayerische Motoren Werke AG (c)	290,900	14,528,727
Commerzbank AG	421,014	15,310,089
Deutsche Bank AG (c)	92,700	10,430,713
Fresenius Medical Care AG & Co.
KGaA (c)	84,829	9,748,976
KarstadtQuelle AG (a), (c)	354,062	9,393,967
Siemens AG	215,272	18,725,767
Volkswagen AG (c)	236,408	16,574,179

Total Germany		110,443,124

Ireland—2.5%
Bank of Ireland	774,260	13,810,602
CRH PLC	326,921	10,626,004

Total Ireland		24,436,606

Italy—9.6%
Banco Popolare di Verona e
Novara Scrl (c)	464,160	12,433,785
Capitalia SpA	1,309,188	10,738,664
Enel SpA (c)	1,707,250	14,713,250
Eni SpA (c)	471,430	13,882,342
Mediaset SpA (c)	1,267,400	14,941,570
Telecom Italia SpA (c)	3,302,250	9,194,322
UniCredito Italiano SpA (c)	2,536,967	19,852,620

Total Italy		95,756,553

Description	Shares	Value

Japan—20.8%
East Japan Railway Co.	2,138	$15,897,301
Hoya Corp.	336,800	11,991,217
Keyence Corp.	35,700	9,125,259
Marui Co., Ltd.	292,900	4,565,873
Mitsubishi UFJ Financial
Group, Inc.	1,811	25,347,505
Murata Manufacturing Co., Ltd.	150,500	9,781,875
Nidec Corp.	137,300	9,848,751
Nissan Motor Co., Ltd.	1,808,300	19,773,215
Nomura Holdings, Inc.	943,300	17,700,026
Sumitomo Mitsui Financial
Group, Inc.	1,298	13,739,055
Takeda Pharmaceutical Co., Ltd.	290,700	18,105,970
The Sumitomo Trust and Banking
Co., Ltd.	1,109,000	12,126,580
THK Co., Ltd.	347,900	10,377,807
Tokyo Gas Co., Ltd.	2,894,000	13,645,331
Yamato Holdings Co., Ltd.	833,000	14,792,372

Total Japan		206,818,137

Netherlands—1.8%
TNT NV	490,500	17,548,432

Norway—1.5%
Statoil ASA (c)	512,150	14,526,801

Spain—2.0%
Banco Bilbao Vizcaya
Argentaria SA (c)	984,734	20,246,808

Sweden—0.9%
Telefonaktiebolaget LM Ericsson,
B Shares	2,729,000	9,016,541

Switzerland—10.2%
Compagnie Financiere Richemont
AG, A Shares	259,200	11,849,143
Credit Suisse Group	413,559	23,091,784
Julius Baer Holding, Ltd.	116,200	10,073,829
Nestle SA	32,976	10,336,966
Novartis AG	566,100	30,592,506
Zurich Financial Services AG (c)	69,800	15,270,531

Total Switzerland		101,214,759

United Kingdom—18.0%
BAE Systems PLC	1,179,400	8,065,577
Barclays PLC	1,791,500	20,361,268
BP PLC	851,370	9,928,178
Diageo PLC	1,449,842	24,388,748
Gallaher Group PLC	953,582	14,903,246

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2006 (unaudited)

Description	Shares	Value

Lazard International Equity Portfolio (concluded)
Imperial Tobacco Group PLC	401,540	$12,395,135
Lloyds TSB Group PLC	1,051,200	10,333,674
Marks & Spencer Group PLC	1,391,838	15,110,990
National Grid PLC	1,961,427	21,222,382
Old Mutual PLC	2,404,192	7,259,195
Reckitt Benckiser PLC	277,800	10,378,862
Tesco PLC	2,433,400	15,032,323
Vodafone Group PLC	4,612,554	9,832,150

Total United Kingdom		179,211,728

Total Common Stocks
(Identified cost $832,438,823)		973,532,420

Short-Term Investments—24.5%
Collateral for Securities
on Loan—22.9%
State Street Navigator Securities
Lending Prime Portfolio,
5.07% (e), (f)	228,186,025	228,186,025

	Principal
	Amount
Description	(000)	Value

Repurchase Agreement—1.6%
State Street Bank and Trust Co.,
3.98%, 07/03/06
(Dated 06/30/06, collateralized by
$15,730,000 United States Treasury
Note, 4.625%, 03/31/08, with a
value of $15,763,416)
Proceeds of $15,422,113	$15,417	$15,417,000

Total Short-Term Investments
(Identified cost $243,603,025)		243,603,025

Total Investments—122.4%
(Identified cost $1,076,041,848) (b)		$1,217,135,445
Liabilities in Excess of Cash and
Other Assets—(22.4)%		(222,864,410)

Net Assets—100.0%		$994,271,035

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2006 (unaudited)

Description	Shares	Value

Lazard International Equity Select Portfolio

Common Stocks—96.5%

Denmark—1.0%
Danske Bank A/S ADR	12,600	$239,526

Finland—4.1%
Nokia Oyj Sponsored ADR	48,400	980,584

France—10.5%
Axa Sponsored ADR	15,200	498,256
Sanofi-Aventis ADR	15,800	769,460
Societe Generale Sponsored ADR	16,700	490,813
Total SA Sponsored ADR	11,000	720,720

Total France		2,479,249

Germany—2.9%
Siemens AG Sponsored ADR	7,800	677,196

Ireland—2.1%
Allied Irish Banks PLC Sponsored ADR	10,400	502,944

Italy—5.0%
Eni SpA Sponsored ADR	12,200	716,750
SanPaolo IMI SpA Sponsored ADR	13,450	474,247

Total Italy		1,190,997

Japan—17.3%
Canon, Inc. Sponsored ADR	11,300	827,951
Hoya Corp. Sponsored ADR	7,400	260,850
Mitsubishi UFJ Financial Group, Inc.
ADR	51,600	719,820
Mitsui Sumitomo Insurance Co., Ltd.
ADR	3,700	465,110
Nissan Motor Co., Ltd. Sponsored ADR	30,300	665,994
Nomura Holdings, Inc. ADR	37,000	695,600
Sumitomo Mitsui Financial Group, Inc.
ADR	44,300	465,150

Total Japan		4,100,475

Netherlands—7.4%
Heineken NV ADR	35,800	758,244
Royal Dutch Shell PLC ADR	10,900	730,082
TNT NV ADR	7,700	275,660

Total Netherlands		1,763,986

Sweden—1.9%
Telefonaktiebolaget LM Ericsson
Sponsored ADR	13,300	439,432

Description	Shares	Value

Switzerland—13.4%
Credit Suisse Group Sponsored ADR	8,200	$459,118
Nestle SA Sponsored ADR	10,100	791,638
Novartis AG ADR	13,100	706,352
Swiss Re Sponsored ADR	7,700	537,229
UBS AG	4,200	460,740
Zurich Financial Services AG ADR	10,000	213,500

Total Switzerland		3,168,577

United Kingdom—30.9%
Barclays PLC Sponsored ADR	17,800	814,884
BP PLC Sponsored ADR	9,800	682,178
Cadbury Schweppes PLC
Sponsored ADR	12,500	485,250
Diageo PLC Sponsored ADR	10,200	689,010
Gallaher Group PLC Sponsored ADR	7,700	481,558
GlaxoSmithKline PLC ADR	13,400	747,720
HSBC Holdings PLC Sponsored ADR	10,700	945,345
Imperial Tobacco Group PLC ADR	9,600	592,704
Lloyds TSB Group PLC	6,200	244,714
Tesco PLC Sponsored ADR	24,400	452,195
Unilever PLC Sponsored ADR	20,340	458,464
Vodafone Group PLC Sponsored ADR	34,000	724,200

Total United Kingdom		7,318,222

Total Common Stocks
(Identified cost $19,055,816)		22,861,188

	Principal
	Amount
	(000)

Repurchase Agreement—3.2%
State Street Bank and Trust Co.,
3.98%, 07/03/06
(Dated 06/30/06, collateralized by
$770,000 United States Treasury
Note, 4.625%, 03/31/08, with a
value of $771,636)
Proceeds of $754,250
(Identified cost $754,000)	$754	754,000

Total Investments—99.7%
(Identified cost $19,809,816) (b)		$23,615,188
Cash and Other Assets in Excess
of Liabilities—0.3%		78,450

Net Assets—100.0%		$23,693,638

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2006 (unaudited)

Description	Shares	Value

Lazard International Strategic Equity Portfolio

Common Stocks—93.7%

Finland—1.9%
Sampo Oyj, A Shares	264,000	$5,036,448

France—17.9%
Axa	213,530	7,005,952
Lafarge SA	35,375	4,439,544
Lagardere SCA	55,746	4,112,833
Sanofi-Aventis	110,200	10,751,219
Schneider Electric SA	50,323	5,244,158
Total SA	148,552	9,772,720
Vivendi SA	163,461	5,726,857

Total France		47,053,283

Germany—5.2%
Hypo Real Estate Holding AG	65,100	3,953,072
Puma AG	11,568	4,495,557
Wincor Nixdorf AG	40,220	5,140,158

Total Germany		13,588,787

Indonesia—1.4%
PT Telekomunikasi Indonesia
Sponsored ADR	115,800	3,717,180

Ireland—5.5%
Bank of Ireland	448,700	8,003,535
CRH PLC	197,825	6,429,961

Total Ireland		14,433,496

Italy—5.6%
Banco Popolare di Verona e
Novara Scrl	139,698	3,742,190
Capitalia SpA	673,200	5,521,949
UniCredito Italiano SpA	714,052	5,587,697

Total Italy		14,851,836

Japan—18.1%
Benesse Corp.	138,800	4,796,046
Ichiyoshi Securities Co., Ltd.	225,900	3,420,661
Keyence Corp.	12,900	3,297,363
Nissan Motor Co., Ltd.	739,100	8,081,835
Sompo Japan Insurance, Inc.	278,000	3,891,003
Sumitomo Mitsui Financial Group, Inc.	711	7,525,784
Takamatsu Corp.	182,700	3,524,065
Takeda Pharmaceutical Co., Ltd.	106,800	6,651,935
USS Co., Ltd.	96,680	6,393,744

Total Japan		47,582,436

Description	Shares	Value

Mexico—2.8%
Fomento Economico Mexicano
SA de CV Sponsored ADR	47,700	$3,993,444
Kimberly-Clark de Mexico SA de CV	1,022,700	3,254,476

Total Mexico		7,247,920

Netherlands—2.0%
TNT NV	146,557	5,243,314

Norway—3.0%
Statoil ASA	277,450	7,869,689

South Africa—1.3%
Edgars Consolidated Stores, Ltd.	868,827	3,526,840

South Korea—1.9%
Kookmin Bank Sponsored ADR	59,100	4,908,846

Spain—2.8%
Banco Bilbao Vizcaya Argentaria SA	353,900	7,276,428

Sweden—3.7%
Sandvik AB	475,500	5,528,340
Telefonaktiebolaget LM Ericsson,
B Shares	1,310,000	4,328,204

Total Sweden		9,856,544

Switzerland—8.9%
Compagnie Financiere Richemont AG,
A Shares	106,281	4,858,560
Julius Baer Holding, Ltd.	57,796	5,010,559
Novartis AG	179,237	9,686,114
Schindler Holding AG	75,200	3,895,053

Total Switzerland		23,450,286

United Kingdom—11.7%
Collins Stewart Tullett PLC	430,176	6,038,848
Diageo PLC	351,246	5,908,540
Imperial Tobacco Group PLC	203,875	6,293,416
National Grid PLC	617,249	6,678,553
Tesco PLC	965,286	5,963,052

Total United Kingdom		30,882,409

Total Common Stocks
(Identified cost $232,867,954)		246,525,742

Preferred Stock—2.9%
Germany—2.9%
Porsche AG
(Identified cost $6,307,093)	7,834	7,570,504

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2006 (unaudited)

	Principal
	Amount
Description	(000)	Value

Lazard International Strategic Equity Portfolio (concluded)

Repurchase Agreement—6.8%
State Street Bank and Trust Co.,
3.98%, 07/03/06
(Dated 06/30/06, collateralized by
$18,165,000 United States Treasury
Note, 4.625%, 03/31/08, with a
value of $18,203,588)
Proceeds of $17,811,906
(Identified cost $17,806,000)	$17,806	$17,806,000

Description	Value

Total Investments—103.4%
(Identified cost $256,981,047) (b)	$271,902,246
Liabilities in Excess of Cash and
Other Assets—(3.4)%	(8,986,046)

Net Assets—100.0%	$262,916,200

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2006 (unaudited)

Description	Shares	Value

Lazard International Small Cap Portfolio

Common Stocks—97.7%

Australia—3.1%
ABC Learning Centres, Ltd. (c)	1,275,023	$6,062,579
John Fairfax Holdings, Ltd. (c)	1,938,894	5,401,878
Macquarie Infrastructure Group (c) .	3,714,519	9,272,596

Total Australia		20,737,053

Austria—1.6%
CAT oil AG	305,958	6,200,728
Oesterreichische Post AG	148,320	4,498,482

Total Austria		10,699,210

Finland—1.5%
Sampo Oyj, A Shares	510,000	9,729,502

France—3.4%
Carbone Lorraine SA (c)	169,893	9,338,874
Neopost SA (c)	112,700	12,839,651

Total France		22,178,525

Germany—6.1%
Demag Cranes AG	284,842	8,395,113
DIC Asset AG	224,180	5,732,954
Fielmann AG (c)	69,491	6,617,894
Puma AG	24,132	9,378,178
Techem AG	227,846	10,546,336

Total Germany		40,670,475

Greece—4.4%
Motor Oil (Hellas) Corinth
Refineries SA	273,351	7,284,001
OPAP SA	311,816	11,283,308
Piraeus Bank SA	451,625	10,740,945

Total Greece		29,308,254

Hong Kong—2.7%
Esprit Holdings, Ltd.	1,482,365	12,119,245
Sa Sa International Holdings, Ltd.	15,359,000	5,438,039

Total Hong Kong		17,557,284

Ireland—6.9%
Anglo Irish Bank Corp. PLC	747,368	11,658,587
DCC PLC	498,800	11,990,461
Grafton Group PLC Units (a)	900,100	11,332,144
Irish Life & Permanent PLC	439,400	10,450,200

Total Ireland		45,431,392

Italy—1.0%
Lottomatica SpA (c)	170,706	6,473,983

Description	Shares	Value

Japan—31.6%
ABC-Mart, Inc. (c)	218,500	$4,615,995
Aoyama Trading Co., Ltd.	268,400	8,405,476
Asahi Pretec Corp. (c)	305,200	9,744,828
Asia Securities Printing Co., Ltd. (c)	718,600	6,807,889
Bosch Corp. (c)	1,305,000	6,415,693
Chiyoda Corp. (c)	438,000	8,965,753
Daito Trust Construction Co., Ltd.	178,600	9,905,297
Dodwell BMS, Ltd. (c)	1,007,700	6,840,530
Don Quijote Co., Ltd. (c)	279,000	6,321,218
eAccess, Ltd. (c)	5,410	3,554,136
Eizo Nanao Corp. (c)	180,900	5,681,065
Hisamitsu Pharmaceutical Co., Inc. (c)	379,000	11,637,056
Hogy Medical Co., Ltd.	142,000	7,440,668
Ichiyoshi Securities Co., Ltd. (c)	469,600	7,110,857
Ito En, Ltd. (c)	192,200	7,044,727
JSR Corp. (c)	382,100	9,659,878
K.K. DaVinci Advisors (a), (c)	6,411	6,337,252
Mars Engineering Corp. (c)	258,600	8,256,922
Nissen Co., Ltd. (c)	648,500	8,078,240
NIWS Co. HQ, Ltd.	7,565	6,472,090
OSG Corp. (c)	591,800	9,975,931
Rinnai Corp. (c)	256,200	6,790,762
Secom Techno Service Co., Ltd.	167,800	7,765,053
Shoei Co, Ltd. (c)	254,760	7,733,169
Suruga Bank, Ltd. (c)	801,000	10,804,724
Takamatsu Corp.	222,200	4,285,973
THK Co., Ltd. (c)	259,200	7,731,899
USS Co., Ltd.	86,010	5,688,104

Total Japan		210,071,185

Netherlands—8.6%
Fugro NV (c)	278,712	12,016,966
Hunter Douglas NV	107,552	7,240,498
James Hardie Industries NV	1,404,300	8,033,598
Koninklijke Boskalis
Westminster NV (c)	160,536	10,889,537
SBM Offshore NV	390,808	10,413,885
USG People NV (c)	112,956	8,636,983

Total Netherlands		57,231,467

Norway—1.2%
Acergy SA (a), (c)	539,000	8,207,221

Spain—2.9%
Abengoa SA (c)	242,800	5,889,353
Indra Sistemas SA (c)	341,651	6,705,678
Prosegur Compania de Seguridad SA	267,551	6,671,028

Total Spain		19,266,059

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2006 (unaudited)

Description	Shares	Value

Lazard International Small Cap Portfolio (concluded)

Sweden—5.3%
Elekta AB, B Shares	570,000	$9,653,708
Getinge AB, B Shares (c)	585,600	9,958,561
Lindex AB (c)	587,100	8,354,018
Swedish Match AB (c)	462,500	7,447,820

Total Sweden		35,414,107

Switzerland—2.7%
Geberit AG (c)	9,500	10,965,714
Sika AG (a)	6,167	6,846,629

Total Switzerland		17,812,343

United Kingdom—14.7%
Bunzl PLC	555,263	6,341,643
Cattles PLC	1,187,612	7,232,134
Enodis PLC	2,180,179	8,709,877
Enterprise Inns PLC	364,817	6,396,605
Erinaceous Group PLC	1,010,408	5,606,401
Filtrona PLC	1,189,754	6,403,483
Intertek Group PLC	503,091	6,513,444
Man Group PLC	205,529	9,685,870
Northgate PLC	647,500	12,526,726
Premier Oil PLC (a)	389,058	6,925,980
Regus Group PLC (a)	5,755,983	11,657,348
Signet Group PLC Sponsored
ADR (c)	180,236	3,202,794
William Hill PLC	571,800	6,625,694

Total United Kingdom		97,827,999

Total Common Stocks
(Identified cost $498,670,626)		648,616,059

Description	Shares	Value

Warrant—0.0%
Japan—0.0%
Belluna Co., Ltd. Right,
09/29/06
(Identified cost $20,894) (a), (g)	21,850	$243,128

Short-Term Investments—25.8%
Collateral for Securities
on Loan—24.3%
State Street Navigator Securities
Lending Prime Portfolio,
5.07% (e), (f)	161,763,160	161,763,160

	Principal
	Amount
	(000)

Repurchase Agreement—1.5%
State Street Bank and Trust Co.,
3.98%, 07/03/06
(Dated 06/30/06, collateralized by
$10,055,000 United States Treasury
Note, 4.625%, 03/31/08, with a
value of $10,076,360)
Proceeds of $9,859,269	$9,856	9,856,000

Total Short-Term Investments
(Identified cost $171,619,160)		171,619,160

Total Investments—123.5%
(Identified cost $670,310,680) (b)		$820,478,347
Liabilities in Excess of Cash and
Other Assets—(23.5)%		(156,295,465)

Net Assets—100.0%		$664,182,882

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2006 (unaudited)

Description	Shares	Value

Lazard Emerging Markets Portfolio

Common Stocks—83.8%

Argentina—1.1%
Banco Macro Bansud SA ADR (c)	1,115,700	$22,715,652

Brazil—8.4%
Brasil Telecom Participacoes
SA ADR (c)	813,800	26,505,466
Companhia de Concessoes
Rodoviarias	4,622,600	37,805,253
Grendene SA	1,581,300	12,698,623
Petroleo Brasileiro SA ADR	652,200	58,247,982
Souza Cruz SA	1,557,700	23,182,866
Ultrapar Participacoes SA
Sponsored ADR (c)	1,088,200	17,117,386

Total Brazil		175,557,576

Chile—0.3%
Administradora de Fondos de
Pensiones Provida SA
Sponsored ADR	251,660	6,077,589

China—1.8%
CNOOC, Ltd. ADR (c)	342,500	27,530,150
People’s Food Holdings, Ltd. (c)	14,229,400	9,358,191

Total China		36,888,341

Egypt—4.0%
Eastern Tobacco	526,595	27,290,246
Orascom Construction Industries	1,075,619	32,748,281
Orascom Telecom Holding SAE	566,400	23,612,789

Total Egypt		83,651,316

Hong Kong—2.8%
China Netcom Group Corp.
(Hong Kong), Ltd.	7,873,500	13,786,481
Hutchison Telecommunications
International, Ltd. (a)	13,478,000	21,951,423
Pacific Basin Shipping, Ltd.	31,138,000	14,131,769
Texwinca Holdings, Ltd.	13,160,000	8,641,174

Total Hong Kong		58,510,847

Hungary—1.6%
Gedeon Richter Nyrt. (c)	96,990	17,817,623
MOL Hungarian Oil and
Gas Nyrt. (c)	151,100	15,517,710

Total Hungary		33,335,333

Description	Shares	Value

India—6.4%
Hero Honda Motors, Ltd.	1,450,449	$24,935,499
Hindustan Lever, Ltd.	3,279,800	16,288,581
Oil and Natural Gas Corp., Ltd.	906,182	21,786,552
Satyam Computer Services, Ltd.	2,078,289	32,004,928
State Bank of India	2,495,248	39,347,308

Total India		134,362,868

Indonesia—4.3%
PT Bank Mandiri	98,572,500	18,303,433
PT Telekomunikasi Indonesia
Sponsored ADR (c)	1,560,600	50,095,260
PT United Tractors	37,695,900	21,975,371

Total Indonesia		90,374,064

Israel—3.0%
Bank Hapoalim BM	7,114,300	30,614,752
Israel Chemicals, Ltd.	8,179,414	32,970,194

Total Israel		63,584,946

Mexico—6.2%
Cemex SA de CV Sponsored
ADR (c)	688,533	39,225,709
Desarrolladora Homex SA
de CV ADR (a), (c)	901,342	29,573,031
Grupo Mexico SAB de CV, Series B	6,536,100	18,761,180
Grupo Televisa SA Sponsored ADR .	1,274,000	24,600,940
Kimberly-Clark de Mexico
SA de CV	5,523,400	17,576,779

Total Mexico		129,737,639

Morocco—1.1%
Maroc Telecom	1,682,045	22,665,360

Peru—0.6%
Credicorp, Ltd. (c)	409,900	12,280,604

Philippines—1.2%
Philippine Long Distance
Telephone Co. Sponsored
ADR (c)	753,100	25,997,012

Russia—3.2%
Evraz Group SA GDR	725,300	18,096,235
Mobile TeleSystems Sponsored
ADR (c)	1,184,900	34,883,456
Trader Media East, Ltd. GDR	1,382,156	13,254,014

Total Russia		66,233,705

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2006 (unaudited)

Description	Shares	Value

Lazard Emerging Markets Portfolio (concluded)

South Africa—7.1%
Aquarius Platinum, Ltd. (c)	1,927,142	$28,692,984
Edgars Consolidated Stores, Ltd.	4,972,600	20,185,336
Kumba Resources, Ltd.	1,766,413	31,703,420
Murray & Roberts Holdings, Ltd.	7,704,945	27,441,456
Sanlam, Ltd.	4,065,790	8,266,408
Steinhoff International Holdings, Ltd.	10,901,256	32,634,601

Total South Africa		148,924,205

South Korea—16.8%
Hite Brewery Co., Ltd.	119,700	11,973,785
Hyundai Motor Co.	171,400	14,561,864
Kangwon Land, Inc.	1,500,000	25,613,998
Kookmin Bank	935,783	76,937,993
KT Corp. Sponsored ADR (c)	749,936	16,086,127
LG Electronics, Inc.	270,650	16,403,895
LG Household & Health Care, Ltd.	444,100	38,338,558
Lotte Shopping Co., Ltd.
GDR (a), (d)	1,493,500	28,615,460
Samsung Electronics Co., Ltd.	131,781	83,760,876
Shinhan Financial Group Co., Ltd.	414,490	19,442,189
SK Corp.	309,700	19,913,250

Total South Korea		351,647,995

Taiwan—8.5%
Advantech Co., Ltd.	6,566,334	18,820,638
Chinatrust Financial Holding
Co., Ltd.	44,643,958	37,022,895
Chunghwa Telecom Co., Ltd.
ADR (c)	324,705	5,997,301
Fubon Financial Holding Co., Ltd.	36,848,000	31,866,572
Hon Hai Precision Industry Co., Ltd.	6,104,535	37,709,084
Taiwan Semiconductor
Manufacturing Co., Ltd.	19,773,481	35,666,408
Taiwan Semiconductor
Manufacturing Co., Ltd.
Sponsored ADR (c)	1,073,971	9,859,050

Total Taiwan		176,941,948

Thailand—0.5%
Thai Union Frozen Products PCL	15,870,600	10,107,603

Turkey—3.6%
Enka Insaat ve Sanayi AS	2,447,343	17,871,689
Turkcell Iletisim Hizmetleri AS	4,249,441	19,394,679
Turkcell Iletisim Hizmetleri AS
ADR (c)	3,145,217	37,302,274

Total Turkey		74,568,642

Description	Shares	Value

United Kingdom—1.3%
Old Mutual PLC (c)	9,135,400	$27,583,342

Total Common Stocks
(Identified cost $1,488,897,354)		1,751,746,587

Preferred Stocks—10.4%
Brazil—9.5%
AES Tiete SA	626,100,000	15,043,179
Bradespar SA	1,110,900	37,983,874
Companhia de Bebidas das
Americas ADR (c)	749,191	30,904,129
Companhia Vale do Rio Doce,
A Shares	2,590,306	52,757,624
Iochpe Maxion SA	1,047,778	10,166,727
Klabin SA	12,000,400	28,112,292
Telemar Norte Leste SA	1,184,717	23,757,291

Total Brazil		198,725,116

South Korea—0.9%
Hyundai Motor Co.	369,320	17,946,297

Total Preferred Stocks
(Identified cost $188,099,258)		216,671,413

Short-Term Investments—11.8%
Collateral for Securities
on Loan—7.0%
State Street Navigator Securities
Lending Prime Portfolio,
5.07% (e), (f)	146,377,656	146,377,656

	Principal
	Amount
	(000)

Repurchase Agreement—4.8%
State Street Bank and Trust Co.,
3.98%, 07/03/06
(Dated 06/30/06, collateralized by
$102,025,000 United States
Treasury Note, 4.625%, 03/31/08,
with a value of $102,241,733)
Proceeds of $100,057,175	$100,024	100,024,000

Total Short-Term Investments
(Identified cost $246,401,656)		246,401,656

Total Investments—106.0%
(Identified cost $1,923,398,268) (b)		$2,214,819,656
Liabilities in Excess of Cash and
Other Assets—(6.0)%		(125,621,152)

Net Assets—100.0%		$2,089,198,504

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2006 (unaudited)

	Principal
	Amount
Description	(000)	Value

Lazard High Yield Portfolio
Corporate Bonds—92.7%
Aerospace & Defense—1.9%
Sequa Corp.,
8.875%, 04/01/08	$1,300	$1,352,000

Agriculture—1.5%
Southern States Cooperative, Inc.,
10.50%, 11/01/10 (d)	1,000	1,062,500

Automotive—5.8%
Ford Motor Credit Co.,
7.00%, 10/01/13 (c)	1,725	1,488,165
General Motors Acceptance Corp.:
6.75%, 12/01/14 (c)	1,325	1,232,691
8.00%, 11/01/31 (c)	350	336,000
TRW Automotive, Inc.:
9.375%, 02/15/13	870	924,375
11.00%, 02/15/13	227	247,998
Venture Holdings Co. LLC,
12.00%, 06/01/09 (a), (h)	2,840	284

		4,229,513

Broadcasting—1.6%
CanWest Media, Inc.,
8.00%, 09/15/12	1,161	1,154,869

Building & Construction—1.5%
KB Home,
7.75%, 02/01/10 (c)	1,060	1,065,300

Building Materials—2.0%
Goodman Global Holding Co., Inc.,
7.875%, 12/15/12 (c)	390	377,325
Legrand SA,
8.50%, 02/15/25	925	1,077,625

		1,454,950

Cable Television—5.4%
CCH I LLC,
11.00%, 10/01/15	559	489,125
EchoStar DBS Corp.:
5.75%, 10/01/08 (c)	50	48,875
6.625%, 10/01/14 (c)	810	759,375
Mediacom Broadband LLC,
11.00%, 07/15/13	825	872,025
Rogers Cable, Inc.,
6.25%, 06/15/13 (c)	905	850,700
Shaw Communications, Inc.,
7.25%, 04/06/11 (c)	900	897,750

		3,917,850

	Principal
	Amount
Description	(000)	Value

Chemicals—5.3%
ARCO Chemical Co.,
9.80%, 02/01/20	$ 535	$633,975
Huntsman ICI Chemicals,
10.125%, 07/01/09 (c)	825	839,437
Huntsman International LLC,
9.875%, 03/01/09	325	337,188
Lyondell Chemical Co.,
9.625%, 05/01/07	575	586,500
NOVA Chemicals Corp.,
6.50%, 01/15/12 (c)	687	632,040
Tronox Worldwide LLC,
9.50%, 12/01/12 (d)	800	817,000

		3,846,140

Computer Software—1.2%
SunGard Data Systems, Inc.,
10.25%, 08/15/15 (d)	824	854,900

Diversified—3.0%
AMSTED Industries, Inc.,
10.25%, 10/15/11 (d)	1,345	1,442,512
The Greenbrier Cos., Inc.,
8.375%, 05/15/15	700	714,000

		2,156,512

Drugs—0.7%
Elan Finance PLC,
7.75%, 11/15/11 (c)	500	478,750

Electric Generation—2.2%
Caithness Coso Funding Corp.,
6.263%, 06/15/14 (d)	724	678,098
NRG Energy, Inc.,
7.375%, 02/01/16	125	122,031
Reliant Energy, Inc.,
6.75%, 12/15/14	825	761,062

		1,561,191

Electric Integrated—2.4%
Mission Energy Holding Co.,
13.50%, 07/15/08	500	558,750
MSW Energy Holdings LLC:
7.375%, 09/01/10	425	426,594
8.50%, 09/01/10	695	719,325

		1,704,669

Electronics—1.0%
Freescale Semiconductor, Inc.,
7.125%, 07/15/14	750	757,500

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2006 (unaudited)

	Principal
	Amount
Description	(000)	Value

Lazard High Yield Portfolio (continued)
Energy Exploration &
Production—1.8%
Chesapeake Energy Corp.,
6.375%, 06/15/15	$ 725	$674,250
Kerr-McGee Corp.,
6.875%, 09/15/11 (c)	400	414,035
Pogo Producing Co.,
6.875%, 10/01/17 (c)	250	229,375

		1,317,660

Energy Integrated—0.2%
Verasun Energy Corp.,
9.875%, 12/15/12 (d)	125	131,875

Environmental—0.9%
Browning-Ferris Industries, Inc.,
7.40%, 09/15/35 (c)	775	682,000

Financial Services—0.0%
Finance One PLC,
0.00%, 01/03/08 (a), (h), (i)	20,000	0
Morgan Guarantee Trust,
0.00%, 07/31/06 (a), (h), (i)	10,569	0

		0

Food & Beverages—0.6%
NBTY, Inc.,
7.125%, 10/01/15	475	451,250

Forest & Paper Products—4.6%
Bowater Canada Finance,
7.95%, 11/15/11 (c)	1,050	998,812
Georgia-Pacific Corp.:
8.125%, 05/15/11	300	301,500
9.50%, 12/01/11	500	526,250
Smurfit Capital Funding PLC,
7.50%, 11/20/25	1,600	1,468,000

		3,294,562

Gaming—4.6%
Kerzner International, Ltd.,
6.75%, 10/01/15	755	785,200
Majestic Star Casino LLC:
9.50%, 10/15/10	250	262,500
9.75%, 01/15/11 (d)	100	99,750
Mandalay Resorts Group:
9.375%, 02/15/10 (c)	1,035	1,089,337
10.25%, 08/01/07	655	678,744
Wheeling Island Gaming, Inc.,
10.125%, 12/15/09	405	419,681

		3,335,212

	Principal
	Amount
Description	(000)	Value

Gas Distribution—4.6%
ANR Pipeline Co.,
8.875%, 03/15/10	$ 500	$525,000
Ferrellgas Partners LP,
8.75%, 06/15/12	584	591,300
Northwest Pipeline Corp.,
8.125%, 03/01/10	850	879,750
Southern Natural Gas Co.,
8.875%, 03/15/10 (c)	500	526,250
The Williams Cos., Inc.,
8.75%, 03/15/32 (c)	710	777,450

		3,299,750

Health Services—2.2%
Fresenius Medical Capital Trust,
7.875%, 02/01/08 (c)	1,120	1,136,800
Tenet Healthcare Corp.,
7.375%, 02/01/13 (c)	500	456,250

		1,593,050

Hotels—2.9%
Host Marriott LP,
9.25%, 10/01/07	1,285	1,323,550
ITT Corp.,
7.375%, 11/15/15	750	757,500

		2,081,050

Insurance—3.1%
Crum & Forster Holdings Corp.,
10.375%, 06/15/13 (c)	425	435,625
Leucadia National Corp.,
7.00%, 08/15/13 (c)	950	926,250
Presidential Life Corp.,
7.875%, 02/15/09	865	860,675

		2,222,550

Leisure & Entertainment—1.7%
Intrawest Corp.,
7.50%, 10/15/13	845	840,775
Royal Caribbean Cruises, Ltd.,
8.00%, 05/15/10 (c)	400	417,500

		1,258,275

Machinery—1.2%
Case New Holland, Inc.:
6.00%, 06/01/09	725	705,062
9.25%, 08/01/11	125	131,563

		836,625

Media Services—0.7%
Interpublic Group of Cos., Inc.,
6.25%, 11/15/14 (c)	600	496,500

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2006 (unaudited)

	Principal
	Amount
Description	(000)	Value

Lazard High Yield Portfolio (continued)
Metals & Mining—3.3%
Arch Western Finance LLC,
6.75%, 07/01/13 (c)	$ 1,000	$957,500
Century Aluminum Co.,
7.50%, 08/15/14 (c)	225	224,719
Massey Energy Co.,
6.875%, 12/15/13 (c)	800	742,000
Peabody Energy Corp.,
6.875%, 03/15/13	500	491,250

		2,415,469

Packaging—1.1%
Graham Packaging Co., Inc.:
8.50%, 10/15/12 (c)	250	245,000
9.875%, 10/15/14 (c)	250	245,000
Owens-Brockway Glass Container, Inc.,
8.75%, 11/15/12	325	337,188

		827,188

Printing & Publishing—3.3%
Clarke American Corp.,
11.75%, 12/15/13	475	489,250
Dex Media East LLC,
12.125%, 11/15/12 (c)	195	218,644
Phoenix Color Corp.,
11.00%, 02/01/09	515	486,675
R.H. Donnelley Corp.:
8.875%, 01/15/16 (d)	400	393,500
10.875%, 12/15/12	440	484,550
The Sheridan Group, Inc.,
10.25%, 08/15/11	300	304,500

		2,377,119

Real Estate—2.4%
AMR Real Estate Partners:
7.125%, 02/15/13	500	480,000
8.125%, 06/01/12	350	350,000
CB Richard Ellis Services, Inc.,
9.75%, 05/15/10	227	242,322
Forest City Enterprises, Inc.,
7.625%, 06/01/15	475	477,375
Senior Housing Properties Trust,
7.875%, 04/15/15	179	179,895

		1,729,592

	Principal
	Amount
Description	(000)	Value

Retail—4.2%
Saks, Inc.,
9.875%, 10/01/11 (c)	$ 1,225	$1,310,750
Stater Brothers Holdings, Inc.,
8.125%, 06/15/12	725	720,469
The Jean Coutu Group (PJC), Inc.,
8.50%, 08/01/14 (c)	450	414,562
The Neiman-Marcus Group, Inc.,
10.375%, 10/15/15 (c), (d)	600	628,500

		3,074,281

Steel—1.9%
International Steel Group, Inc.,
6.50%, 04/15/14 (c)	725	685,125
United States Steel Corp.:
9.75%, 05/15/10 (c)	294	313,110
10.75%, 08/01/08	364	391,300

		1,389,535

Support Services—2.3%
Avis Budget Car Rental LLC:
7.625%, 05/15/14 (c), (d)	115	110,975
7.75%, 05/15/16 (c), (d)	110	106,150
H&E Equipment Services LLC,
11.125%, 06/15/12	780	861,900
Hertz Corp.,
8.875%, 01/01/14 (d)	550	563,750

		1,642,775

Telecommunications—7.5%
American Cellular Corp.,
10.00%, 08/01/11	625	659,375
Citizens Communications Co.,
6.25%, 01/15/13	1,000	950,000
Intelsat Subsidiary Holding Co., Ltd.,
8.25%, 01/15/13	800	794,000
PanAmSat Corp.,
9.00%, 08/15/14	846	862,920
Qwest Corp.,
7.875%, 09/01/11	800	810,000
Rogers Wireless, Inc.,
9.625%, 05/01/11	1,000	1,101,250
Stratos Global Corp.,
9.875%, 02/15/13 (d)	250	235,000

		5,412,545

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (concluded)
June 30, 2006 (unaudited)

	Principal
	Amount
Description	(000)	Value

Lazard High Yield Portfolio (concluded)
Transportation—2.1%
Kansas City Southern Railway Co.,
7.50%, 06/15/09	610	$610,000
Stena AB,
7.50%, 11/01/13	975	946,969

		1,556,969

Total Corporate Bonds
(Identified cost $69,388,320)		67,022,476

	Shares

Preferred Stock—1.4%
Broadcasting—1.4%
Paxson Communications Corp.,
14.25%, 11/15/06
(Identified cost $860,697) (c)	119	1,025,516

Warrants—0.0%
Cable Television—0.0%
Ono Finance PLC:
05/31/09 (a), (d), (g)	500	5
03/16/11 (a), (d), (g)	470	4

		9

Retail—0.0%
Travelcenters of America, Inc.:
05/01/09 (a), (d), (g)	810	8
05/01/09 (a), (g)	965	10

		18

Total Warrants
(Identified cost $74,226)		27

Description	Shares	Value

Short-Term Investments—23.9%
Collateral for Securities
on Loan—21.3%
State Street Navigator Securities
Lending Prime Portfolio,
5.07% (e), (f)	15,364,508	$15,364,508

	Principal
	Amount
	(000)

Repurchase Agreement—2.6%
State Street Bank and Trust Co.,
3.98%, 07/03/06
(Dated 06/30/06, collateralized by
$1,920,000 United States Treasury
Note, 4.625%, 03/31/08, with a
value of $1,924,079)
Proceeds of $1,878,623	$ 1,878	1,878,000

Total Short-Term Investments
(Identified cost $17,242,508)		17,242,508

Total Investments—118.0%
(Identified cost $87,565,751) (b)		$85,290,527
Liabilities in Excess of Cash and
Other Assets—(18.0)%		(13,022,472)

Net Assets—100.0%		$72,268,055

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Notes to Portfolios of Investments
June 30, 2006 (unaudited)

(a)	Non-income producing security.

(b)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) are as follows:

		Aggregate	Aggregate	Net
		Gross	Gross	Unrealized
	Aggregate	Unrealized	Unrealized	Appreciation
Portfolio	Cost	Appreciation	Depreciation	(Depreciation)

Equity	$60,784,040	$5,031,169	$1,443,558	$3,587,611
U.S. Equity Value	200,907	6,003	4,886	1,117
U.S. Strategic Equity	56,661,606	1,795,145	1,977,706	(182,561)
Mid Cap	221,959,870	18,274,142	5,507,174	12,766,968
Small Cap	274,713,895	35,844,708	12,737,517	23,107,191
U.S. Small Cap Equity Growth	945,370	42,850	72,959	(30,109)
International Equity	1,076,041,848	155,576,528	14,482,931	141,093,597
International Equity Select	19,809,816	4,023,093	217,721	3,805,372
International Strategic Equity	256,981,047	19,437,151	4,515,952	14,921,199
International Small Cap	670,310,680	173,192,999	23,025,332	150,167,667
Emerging Markets	1,923,398,268	340,825,452	49,404,064	291,421,388
High Yield	87,565,751	2,115,094	4,390,318	(2,275,224)

(c)	Security or portion thereof is out on loan.

(d)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.”

(e)	Rate shown reflects 7 day yield as of June 30, 2006.

(f)	Represents security purchased with cash collateral received for securities on loan.

(g)	Date shown is the expiration date.

(h)	Issue in default.

(i)	Bankrupt issuer; security valued at zero; principal amount denominated in respective country’s currency.

Security Abbreviations:

ADR — American Depositary Receipt
GDR — Global Depositary Receipt

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Notes to Portfolios of Investments (concluded)
June 30, 2006 (unaudited)

Portfolio holdings by industry (as percentage of net assets), for those Portfolios previously presented by country:

	Lazard	Lazard	Lazard	Lazard	Lazard
	International	International	International	International	Emerging
	Equity	Equity Select	Strategic Equity	Small Cap	Markets
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Industry
Agriculture	—%	—%	—%	—%	1.6%
Alcohol & Tobacco	6.7	10.6	4.6	1.1	4.5
Automotive	5.1	2.8	6.0	1.0	2.7
Banking	22.0	23.5	16.2	5.0	11.4
Building & Construction	2.4	—	7.0	10.1	7.0
Chemicals	—	—	—	4.9	—
Commercial Services	—	—	2.4	15.4	—
Computer Software	—	—	—	1.0	0.6
Consumer Products	2.2	—	1.8	2.1	5.4
Drugs	7.5	9.4	10.3	1.7	0.9
Electric	3.6	—	2.5	—	0.7
Energy Exploration & Production	—	—	—	2.0	2.3
Energy Integrated	7.2	12.0	6.7	1.1	5.3
Energy Services	—	—	—	4.6	—
Financial Services	4.6	4.0	8.9	6.7	4.5
Food & Beverages	1.0	7.3	1.5	1.1	0.9
Forest & Paper Products	—	—	1.2	0.9	2.2
Gas Utilities	1.4	—	—	—	—
Health Services	1.0	—	—	—	—
Insurance	4.9	7.2	4.2	—	—
Leisure & Entertainment	4.6	—	5.6	7.6	2.4
Manufacturing	5.1	2.9	5.4	7.7	1.5
Medical Products	—	—	—	4.1	—
Metals & Mining	0.7	—	—	—	9.0
Real Estate	—	—	—	3.8	—
Retail	4.4	1.9	5.3	10.3	3.0
Semiconductors & Components	3.1	4.6	2.0	—	7.1
Technology	1.0	—	—	1.0	1.5
Technology Hardware	0.9	6.0	1.6	1.9	1.8
Telecommunications	3.6	3.1	1.4	0.5	15.4
Transportation	4.9	1.2	2.0	2.1	2.5

Subtotal	97.9	96.5	96.6	97.7	94.2
Collateral for Securities on Loan	22.9	—	—	24.3	7.0
Repurchase Agreements	1.6	3.2	6.8	1.5	4.8

Total Investments	122.4%	99.7%	103.4%	123.5%	106.0%

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Statements of Assets and Liabilities
June 30, 2006 (unaudited)

		Lazard	Lazard
	Lazard	U.S. Equity	U.S. Strategic	Lazard	Lazard
	Equity	Value	Equity	Mid Cap	Small Cap
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS
Investments in securities, at value	$64,371,651	$202,024	$56,479,045	$234,726,838	$297,821,086
Cash	426	3,735	721	743	1,171
Foreign currency	—	—	—	—	—
Receivables for:
Investments sold	403,773	2,674	447,593	560,060	2,101,655
Capital stock sold	60,091	—	239,730	609,731	73,071
Dividends and interest	79,618	230	56,782	110,887	126,559
Income from securities loaned	713	—	—	—	7,050
Amount due from Investment
Manager	—	19,814	—	—	—
Deferred offering expenses	—	8,076	—	—	—

Total assets	64,916,272	236,553	57,223,871	236,008,259	300,130,592

LIABILITIES
Payables for:
Foreign currency due to Custodian	—	—	—	—	—
Management fees	41,380	—	26,270	140,803	148,601
Accrued distribution fees	2,222	2	60	9,871	7,747
Accrued directors’ fees	762	—	—	886	1,521
Amounts due upon return of
securities on loan	2,895,491	—	—	—	59,259,729
Investments purchased	—	879	91,908	2,071,160	328,309
Capital stock repurchased	590,605	—	—	66,537	439,858
Dividends	—	—	—	—	—
Other accrued expenses and payables .	45,714	78,914	38,841	58,269	78,384

Total liabilities	3,576,174	79,795	157,079	2,347,526	60,264,149

Net assets	$61,340,098	$156,758	$57,066,792	$233,660,733	$239,866,443

NET ASSETS
Paid in capital	$54,546,907	$150,274	$56,573,812	$210,146,301	$183,805,607
Undistributed (distributions in excess of)
net investment income (loss)	387,271	1,220	187,549	819,304	55,509
Accumulated undistributed net realized
gain (loss)	2,818,309	4,147	487,992	9,928,160	32,898,136
Net unrealized appreciation
(depreciation) on:
Investments	3,587,611	1,117	(182,561)	12,766,968	23,107,191
Foreign currency	—	—	—	—	—

Net assets	$61,340,098	$156,758	$57,066,792	$233,660,733	$239,866,443

Institutional Shares
Net assets	$50,607,280	$146,192	$56,769,577	$184,320,286	$202,119,393
Shares of capital stock outstanding*	2,974,173	13,847	5,345,107	13,502,197	12,305,261
Net asset value, offering and
redemption price per share	$17.02	$10.56	$10.62	$13.65	$16.43
Open Shares
Net assets	$10,732,818	$10,566	$297,215	$49,340,447	$37,747,050
Shares of capital stock outstanding*	631,179	1,002	27,968	3,662,628	2,317,264
Net asset value, offering and
redemption price per share	$17.00	$10.54	$10.63	$13.47	$16.29
Cost of investments in securities	$60,784,040	$200,907	$56,661,606	$221,959,870	$274,713,895
Cost of foreign currency	$—	$—	$—	$—	$—

* $0.001 par value, 1,750,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

Lazard	Lazard	Lazard	Lazard	Lazard	Lazard
U.S. Small Cap	International	International	International	International	Emerging	Lazard
Equity Growth	Equity	Equity Select	Strategic Equity	Small Cap	Markets	High Yield
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

$915,261	$1,217,135,445	$23,615,188	$271,902,246	$820,478,347	$2,214,819,656	$85,290,527
87,907	1,696	290	50	1,358	10,631	556
—	—	—	370,989	313,347	12,539,926	—

1,907	10,458,526	—	—	—	4,774,270	1,042,327
—	94,459	14,395	65,000	3,842,130	11,624,910	556
273	2,547,695	101,123	685,176	1,897,373	4,835,870	1,414,390
—	131,760	—	—	57,845	23,981	1,484

15,800	—	—	—	—	—	—
4,527	—	—	10,568	—	—	—

1,025,675	1,230,369,581	23,730,996	273,034,029	826,590,400	2,248,629,244	87,749,840

—	319,323	—	—	—	—	—
—	597,207	3,555	152,759	392,044	1,629,937	11,486
49	8,672	2,226	787	14,176	46,382	520
10	3,809	126	—	1,240	826	332

—	228,186,025	—	—	161,763,160	146,377,656	15,364,508
24,826	6,044,576	—	9,897,572	1,450	7,410,510	—
—	711,515	—	—	58,658	3,240,023	51
—	—	—	—	—	—	62,014
24,438	227,419	31,451	66,711	176,790	725,406	42,874

49,323	236,098,546	37,358	10,117,829	162,407,518	159,430,740	15,481,785

$976,352	$994,271,035	$23,693,638	$262,916,200	$664,182,882	$2,089,198,504	$72,268,055

$991,885	$1,041,197,946	$17,663,916	$230,341,484	$389,020,225	$1,533,199,401	$129,257,392

(2,165)	37,947,353	294,263	2,831,658	4,712,736	20,074,643	(284,000)

16,741	(225,993,265)	1,930,087	14,808,798	120,260,626	244,491,679	(54,430,113)

(30,109)	141,093,597	3,805,372	14,921,199	150,167,667	291,421,388	(2,275,224)
—	25,404	—	13,061	21,628	11,393	—

$976,352	$994,271,035	$23,693,638	$262,916,200	$664,182,882	$2,089,198,504	$72,268,055

$710,603	$950,845,514	$12,621,135	$258,319,250	$590,821,548	$1,855,557,630	$70,413,945
72,405	62,138,444	984,853	21,366,855	31,571,193	99,718,748	13,582,464

$9.81	$15.30	$12.82	$12.09	$18.71	$18.61	$5.18

$265,749	$43,425,521	$11,072,503	$4,596,950	$73,361,334	$233,640,874	$1,854,110
27,114	2,836,080	863,381	381,303	3,929,668	12,470,405	356,371

$9.80	$15.31	$12.82	$12.06	$18.67	$18.74	$5.20
$945,370	$1,076,041,848	$19,809,816	$256,981,047	$670,310,680	$1,923,398,268	$87,565,751
$—	$—	$—	$368,664	$308,305	$12,524,969	$—

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Statements of Operations
For the period ended June 30, 2006 (unaudited)

		Lazard	Lazard
	Lazard	U.S. Equity	U.S. Strategic	Lazard	Lazard
	Equity	Value	Equity	Mid Cap	Small Cap
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME (LOSS)

Income:
Dividends	$736,634	$1,735	$398,037	$1,586,637	$981,851
Interest	30,577	173	43,206	228,614	176,918
Income from securities loaned	1,670	—	—	—	55,268

Total investment income*	768,881	1,908	441,243	1,815,251	1,214,037

Expenses:
Management fees	299,254	509	181,574	863,857	1,037,545
Custodian fees	33,244	25,104	45,530	45,773	64,491
Administration fees	30,512	20,456	25,795	45,552	50,620
Distribution fees (Open Shares)	13,839	13	358	67,554	47,586
Shareholders’ services	25,952	20,522	23,077	28,372	30,307
Professional services	21,594	21,691	21,713	23,311	24,858
Shareholders’ reports	3,582	26	204	1,281	10,677
Registration fees	9,625	11,411	13,233	11,333	11,289
Directors’ fees and expenses	3,018	3	867	7,178	9,101
Amortization of offering expenses	—	15,553	—	—	—
Other	3,111	707	1,210	5,406	6,812

Total gross expenses	443,731	115,995	313,561	1,099,617	1,293,286
Management fees waived and
expenses reimbursed	—	(105,739)	(57,905)	—	—
Administration fees waived	—	(9,375)	(857)	—	—
Expense reductions	—	(186)	(164)	(1,145)	(710)

Total net expenses	443,731	695	254,635	1,098,472	1,292,576

Net investment income (loss)	325,150	1,213	186,608	716,779	(78,539)

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY
Net realized gain (loss) on:
Investments**	7,192,461	4,426	477,821	11,019,322	30,290,561
Foreign currency	—	—	—	—	—
Net change in unrealized
appreciation (depreciation) on:
Investments	(4,417,012)	674	(171,054)	(4,548,260)	(10,946,538)
Foreign currency	—	—	—	—	—

Net realized and unrealized gain (loss)
on investments and foreign currency	2,775,449	5,100	306,767	6,471,062	19,344,023

Net increase (decrease) in net assets
resulting from operations	$3,100,599	$6,313	$493,375	$7,187,841	$19,265,484

* Net of foreign withholding taxes of	$—	$—	$—	$—	$14

** Net of foreign capital gains taxes of	$—	$—	$—	$—	$—

(a) Portfolio commenced operations on February 28, 2006.

The accompanying notes are an integral part of these financial statements.

Lazard	Lazard	Lazard	Lazard	Lazard	Lazard
U.S. Small Cap	International	International	International	International	Emerging	Lazard
Equity Growth	Equity	Equity Select	Strategic Equity	Small Cap	Markets	High Yield
Portfolio(a)	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

$900	$18,654,079	$424,307	$3,692,475	$6,822,112	$27,588,480	$5,494
669	480,811	16,774	247,507	323,095	2,079,307	3,050,885
—	594,383	—	—	342,656	107,923	13,045

1,569	19,729,273	441,081	3,939,982	7,487,863	29,775,710	3,069,424

2,801	3,926,856	96,690	818,092	2,314,294	9,943,609	207,550
14,840	188,178	24,006	131,328	154,792	1,036,894	32,027
15,028	126,330	24,545	43,381	85,050	172,739	30,005
192	57,920	13,373	2,187	84,336	320,014	3,529
15,432	30,705	23,501	21,423	45,365	153,380	23,996
17,317	34,063	21,674	56,904	28,113	43,602	21,326
4,894	15,927	694	365	12,538	137,326	638
1,119	12,499	11,092	11,609	18,851	22,920	11,028
27	32,409	739	5,176	18,131	54,723	2,407
2,273	—	—	15,553	—	—	—
57	23,238	1,058	4,915	13,723	37,567	2,265

73,980	4,448,125	217,372	1,110,933	2,775,193	11,922,774	334,771

(63,392)	—	(70,554)	(7,412)	—	—	(121,350)
(6,250)	—	—	—	—	—	—
(604)	(215)	—	—	(66)	—	(1,494)

3,734	4,447,910	146,818	1,103,521	2,775,127	11,922,774	211,927

(2,165)	15,281,363	294,263	2,836,461	4,712,736	17,852,936	2,857,497

16,741	101,700,956	1,664,055	14,260,884	99,777,312	200,562,673	1,584,216
—	(764,335)	—	(272,466)	(873,054)	(2,812,811)	—

(30,109)	(20,846,428)	13,880	2,557,638	(56,548,284)	(169,341,670)	(2,767,359)
—	27,527	—	13,061	25,926	15,822	—

(13,368)	80,117,720	1,677,935	16,559,117	42,381,900	28,424,014	(1,183,143)

$(15,533)	$95,399,083	$1,972,198	$19,395,578	$47,094,636	$46,276,950	$1,674,354

$—	$2,322,263	$43,223	$436,303	$579,941	$2,085,728	$—

$—	$—	$—	$—	$—	$447,499	$—

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Statements of Changes in Net Assets

	Lazard Equity Portfolio

	Six Months Ended	Year Ended
	June 30, 2006	December 31,
	(unaudited)	2005

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net Investment income	$325,150	$1,105,839
Net realized gain (loss) on investments	7,192,461	16,515,392
Net change in unrealized appreciation (depreciation) on investments	(4,417,012)	(12,634,283)

Net increase in net assets resulting from operations	3,100,599	4,986,948

Distributions to shareholders:
From net investment income
Institutional Shares	—	(1,063,134)
Open Shares	—	(65,960)
From net realized gains
Institutional Shares	—	—
Open Shares	—	—

Net decrease in net assets resulting from distributions	—	(1,129,094)

Capital stock transactions:
Net proceeds from sales
Institutional Shares	3,155,688	14,580,293
Open Shares	1,480,624	3,340,694
Net proceeds from reinvestment of distributions
Institutional Shares	—	1,028,498
Open Shares	—	60,698
Cost of shares redeemed
Institutional Shares	(53,262,123)	(37,171,431)
Open Shares	(3,450,175)	(12,495,940)

Net increase (decrease) in net assets from capital stock transactions	(52,075,986)	(30,657,188)

Redemption fees:
Institutional Shares	129	814
Open Shares	157	149

Net increase in net assets from redemption fees	286	963

Total increase (decrease) in net assets	(48,975,101)	(26,798,371)
Net assets at beginning of period	110,315,199	137,113,570

Net assets at end of period*	$61,340,098	$110,315,199

* Includes undistributed net investment income	$387,271	$62,121

** Portfolio commenced operations on September 30, 2005.
Shares issued and repurchased:
Institutional Shares:
Shares outstanding at beginning of period	5,926,763	7,233,860

Shares sold	186,397	913,757
Shares issued to shareholders from reinvestment of distributions	—	61,816
Shares repurchased	(3,138,987)	(2,282,670)

Net increase (decrease)	(2,952,590)	(1,307,097)

Shares outstanding at end of period	2,974,173	5,926,763

Open Shares:
Shares outstanding at beginning of period	746,298	1,314,098

Shares sold	87,354	208,173
Shares issued to shareholders from reinvestment of distributions	—	3,635
Shares repurchased	(202,473)	(779,608)

Net increase (decrease)	(115,119)	(567,800)

Shares outstanding at end of period	631,179	746,298

The accompanying notes are an integral part of these financial statements.

Lazard U.S. Equity Value Portfolio		Lazard U.S. Strategic Equity Portfolio		Lazard Mid Cap Portfolio

Six Months Ended	Period Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended
June 30, 2006	December 31,	June 30, 2006	December 31,	June 30, 2006	December 31,
(unaudited)	2005**	(unaudited)	2005	(unaudited)	2005

$1,213	$281	$186,608	$14,002	$716,779	$1,026,955
4,426	(279)	477,821	52,399	11,019,322	13,765,907
674	443	(171,054)	(11,507)	(4,548,260)	2,956,884

6,313	445	493,375	54,894	7,187,841	17,749,746

—	(253)	—	(13,086)	—	(861,497)
—	(21)	—	—	—	(123,392)

—	—	—	(40,220)	—	(12,516,725)
—	—	—	(2,008)	—	(4,046,742)

—	(274)	—	(55,314)	—	(17,548,356)

50,000	90,000	52,142,811	14,676,340	35,507,223	114,764,891
—	10,000	57,464	210,020	13,087,829	28,863,071

—	253	—	53,306	—	12,237,895
—	21	—	1,958	—	3,530,222

—	—	(10,957,717)	(36,712)	(28,496,523)	(11,883,427)
—	—	—	(86,616)	(19,907,479)	(8,275,736)

50,000	100,274	41,242,558	14,818,296	191,050	139,236,916

—	—	12,092	—	46	—
—	—	—	866	100	376

—	—	12,092	866	146	376

56,313	100,445	41,748,025	14,818,742	7,379,037	139,438,682
100,445	—	15,318,767	500,025	226,281,696	86,843,014

$156,758	$100,445	$57,066,792	$15,318,767	$233,660,733	$226,281,696

$1,220	$7	$187,549	$941	$819,304	$102,525

9,025	—	1,453,051	40,000	12,998,140	4,275,005

4,822	9,000	4,928,426	1,411,446	2,602,229	8,673,483
—	25	—	5,101	—	922,819
—	—	(1,036,370)	(3,496)	(2,098,172)	(873,167)

4,822	9,025	3,892,056	1,413,051	504,057	8,723,135

13,847	9,025	5,345,107	1,453,051	13,502,197	12,998,140

1,002	—	22,498	10,000	4,159,844	2,328,775

—	1,000	5,470	20,712	975,569	2,176,609
—	2	—	187	—	269,430
—	—	—	(8,401)	(1,472,785)	(614,970)

—	1,002	5,470	12,498	(497,216)	1,831,069

1,002	1,002	27,968	22,498	3,662,628	4,159,844

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Statements of Changes in Net Assets (continued)

	Lazard Small Cap Portfolio

	Six Months Ended	Year Ended
	June 30, 2006	December 31,
	(unaudited)	2005

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$(78,539)	$223,097
Net realized gain on investments and foreign currency	30,290,561	53,339,195
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(10,946,538)	(41,069,108)

Net increase (decrease) in net assets resulting from operations	19,265,484	12,493,184

Distributions to shareholders:
From net investment income
Institutional Shares	—	(286,264)
Open Shares	—	—
From net realized gains
Institutional Shares	—	(58,946,374)
Open Shares	—	(9,061,885)

Net decrease in net assets resulting from distributions	—	(68,294,523)

Capital stock transactions:
Net proceeds from sales
Institutional Shares	4,901,399	16,568,615
Open Shares	7,978,835	13,752,179
Net proceeds from reinvestment of distributions
Institutional Shares	—	57,988,827
Open Shares	—	8,746,033
Cost of shares redeemed
Institutional Shares	(73,175,625)	(163,691,190)
Open Shares	(9,398,937)	(28,472,616)

Net increase (decrease) in net assets from capital stock transactions	(69,694,328)	(95,108,152)

Redemption fees:
Institutional Shares	1,698	423
Open Shares	803	143

Net increase in net assets from redemption fees	2,501	566

Total increase (decrease) in net assets	(50,426,343)	(150,908,925)
Net assets at beginning of period	290,292,786	441,201,711

Net assets at end of period*	$239,866,443	$290,292,786

* Includes undistributed net investment income (loss)	$55,509	$134,048

** Portfolio commenced operations on February 28, 2006.
Shares issued and repurchased:
Institutional Shares:
Shares outstanding at beginning of period	16,447,073	20,752,662

Shares sold	293,571	901,438
Shares issued to shareholders from reinvestment of distributions	—	3,608,019
Shares repurchased	(4,435,383)	(8,815,046)

Net increase (decrease)	(4,141,812)	(4,305,589)

Shares outstanding at end of period	12,305,261	16,447,073

Open Shares:
Shares outstanding at beginning of period	2,423,023	2,678,808

Shares sold	473,693	780,624
Shares issued to shareholders from reinvestment of distributions	—	545,850
Shares repurchased	(579,452)	(1,582,259)

Net increase (decrease)	(105,759)	(255,785)

Shares outstanding at end of period	2,317,264	2,423,023

The accompanying notes are an integral part of these financial statements.

Lazard U.S. Small Cap Equity
Growth Portfolio	Lazard International Equity Portfolio		Lazard International Equity Select Portfolio

Period Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended
June 30, 2006**	June 30, 2006	December 31,	June 30, 2006	December 31,
(unaudited)	(unaudited)	2005	(unaudited)	2005

$(2,165)	$15,281,363	$26,631,263	$294,263	$256,149
16,741	100,936,621	208,081,233	1,664,055	1,600,453
(30,109)	(20,818,901)	(116,820,538)	13,880	(115,763)

(15,533)	95,399,083	117,891,958	1,972,198	1,740,839

—	—	(28,968,396)	—	(158,699)
—	—	(1,170,597)	—	(99,660)

—	—	—	—	(366,705)
—	—	—	—	(300,440)

—	—	(30,138,993)	—	(925,504)

716,580	72,778,034	122,670,508	2,191,351	4,625,863
275,587	8,721,064	19,765,784	1,624,837	6,530,661

—	—	26,529,862	—	515,622
—	—	1,097,133	—	382,465

(10)	(248,476,106)	(707,062,857)	(2,917,262)	(3,683,339)
(272)	(18,277,461)	(65,846,086)	(1,464,973)	(4,098,636)

991,885	(185,254,469)	(602,845,656)	(566,047)	4,272,636

—	9,800	4,265	—	—
—	114	1,509	1	129

—	9,914	5,774	1	129

976,352	(89,845,472)	(515,086,917)	1,406,152	5,088,100
—	1,084,116,507	1,599,203,424	22,287,486	17,199,386

$976,352	$994,271,035	$1,084,116,507	$23,693,638	$22,287,486

$(2,165)	$37,947,353	$22,665,990	$294,263	$—

—	73,968,882	116,921,520	1,045,758	929,081

72,406	4,856,723	9,484,922	173,511	396,822
—	—	2,075,889	—	43,923
(1)	(16,687,161)	(54,513,449)	(234,416)	(324,068)

72,405	(11,830,438)	(42,952,638)	(60,905)	116,677

72,405	62,138,444	73,968,882	984,853	1,045,758

—	3,476,798	6,934,136	853,150	598,095

27,140	580,075	1,528,109	127,682	576,509
—	—	85,580	—	32,495
(26)	(1,220,793)	(5,071,027)	(117,451)	(353,949)

27,114	(640,718)	(3,457,338)	10,231	255,055

27,114	2,836,080	3,476,798	863,381	853,150

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Statements of Changes in Net Assets (concluded)

	Lazard International Strategic
	Equity Portfolio

	Six Months Ended	Period Ended
	June 30, 2006	December 31,
	(unaudited)	2005**

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$2,836,461	$(26,308)
Net realized gain on investments and foreign currency	13,988,418	797,849
Net change in unrealized appreciation (depreciation) on investments and foreign currency	2,570,699	4,020,927

Net increase in net assets resulting from operations	19,395,578	4,792,468

Distributions to shareholders:
From net investment income
Institutional Shares	—	—
Open Shares	—	—
From net realized gains
Institutional Shares	—	—
Open Shares	—	—

Net decrease in net assets resulting from distributions	—	—

Capital stock transactions:
Net proceeds from sales
Institutional Shares	104,030,275	130,945,526
Open Shares	4,793,397	—
Net proceeds from reinvestment of distributions
Institutional Shares	—	—
Open Shares	—	—
Cost of shares redeemed
Institutional Shares	(922,714)	(48,480)
Open Shares	(70,330)	—

Net increase (decrease) in net assets from capital stock transactions	107,830,628	130,897,046

Redemption fees:
Institutional Shares	—	480
Open Shares	—	—

Net increase in net assets from redemption fees	—	480

Total increase (decrease) in net assets	127,226,206	135,689,994
Net assets at beginning of period	135,689,994	—

Net assets at end of period*	$262,916,200	$135,689,994

* Includes undistributed (distributions in excess of) net investment income (loss)	$2,831,658	$(4,803)

** Portfolio commenced operations on October 31, 2005.

Shares issued and repurchased:
Institutional Shares:
Shares outstanding at beginning of period	12,580,701	—

Shares sold	8,862,566	12,585,357
Shares issued to shareholders from reinvestment of distributions	—	—
Shares repurchased	(76,412)	(4,656)

Net increase (decrease)	8,786,154	12,580,701

Shares outstanding at end of period	21,366,855	12,580,701

Open Shares:
Shares outstanding at beginning of period	—

Shares sold	387,499
Shares issued to shareholders from reinvestment of distributions	—
Shares repurchased	(6,196)

Net increase (decrease)	381,303

Shares outstanding at end of period	381,303

The accompanying notes are an integral part of these financial statements.

Lazard International Small Cap Portfolio		Lazard Emerging Markets Portfolio		Lazard High Yield Portfolio

Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended
June 30, 2006	December 31,	June 30, 2006	December 31,	June 30, 2006	December 31,
(unaudited)	2005	(unaudited)	2005	(unaudited)	2005

$4,712,736	$7,485,441	$17,852,936	$18,808,221	$2,857,497	$6,471,873
98,904,258	115,859,140	197,749,862	170,716,417	1,584,216	2,063,175
(56,522,358)	(36,646,170)	(169,325,848)	204,215,639	(2,767,359)	(5,250,237)

47,094,636	86,698,411	46,276,950	393,740,277	1,674,354	3,284,811

—	(6,464,749)	—	(13,292,061)	(2,755,073)	(6,269,375)
—	(515,782)	—	(1,306,731)	(102,424)	(257,544)

—	(127,384,878)	—	(118,367,442)	—	—
—	(14,710,834)	—	(15,416,936)	—	—

—	(149,076,243)	—	(148,383,170)	(2,857,497)	(6,526,919)

142,418,255	101,924,321	791,146,499	563,980,565	2,971,705	2,878,040
32,921,528	72,020,373	167,703,906	190,152,308	14,581	1,749,093

—	130,072,823	—	116,124,593	2,263,333	4,950,713
—	13,871,498	—	15,202,210	95,913	241,952

(176,122,922)	(268,774,639)	(393,634,788)	(265,361,794)	(8,782,786)	(26,371,525)
(27,062,257)	(65,490,969)	(131,941,662)	(58,143,024)	(1,197,527)	(6,105,589)

(27,845,396)	(16,376,593)	433,273,955	561,954,858	(4,634,781)	(22,657,316)

491	904	3,777	3,049	—	—
4,225	31,517	29,362	165,155	—	3,860

4,716	32,421	33,139	168,204	—	3,860

19,253,956	(78,722,004)	479,584,044	807,480,169	(5,817,924)	(25,895,564)
644,928,926	723,650,930	1,609,614,460	802,134,291	78,085,979	103,981,543

$664,182,882	$644,928,926	$2,089,198,504	$1,609,614,460	$72,268,055	$78,085,979

$4,712,736	$—	$20,074,643	$2,221,707	$(284,000)	$(284,000)

34,086,489	35,037,543	79,234,728	55,176,272	14,254,153	17,697,485

7,142,949	5,343,600	40,986,413	33,635,137	562,990	543,000
—	7,429,635	—	6,685,119	430,049	929,380
(9,658,245)	(13,724,289)	(20,502,393)	(16,261,800)	(1,664,728)	(4,915,712)

(2,515,296)	(951,054)	20,484,020	24,058,456	(671,689)	(3,443,332)

31,571,193	34,086,489	99,718,748	79,234,728	13,582,464	14,254,153

3,629,711	2,580,283	10,890,070	2,171,237	564,731	1,317,990

1,778,354	3,676,088	8,551,894	11,436,559	2,744	329,383
—	791,807	—	866,896	18,145	45,218
(1,478,397)	(3,418,467)	(6,971,559)	(3,584,622)	(229,249)	(1,127,860)

299,957	1,049,428	1,580,335	8,718,833	(208,360)	(753,259)

3,929,668	3,629,711	12,470,405	10,890,070	356,371	564,731

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights
Selected data for a share of capital stock outstanding throughout each period:

LAZARD EQUITY PORTFOLIO
	Six Months	Year Ended
	Ended
Institutional Shares	6/30/06†	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01

Net asset value, beginning of period	$16.53	$16.04	$14.40	$11.59	$14.10	$16.72

Income (loss) from investment operations:
Net investment income (a)	0.07	0.14	0.15	0.13	0.11	0.13
Net realized and unrealized gain (loss)	0.42	0.51	1.65	2.81	(2.48)	(1.07)

Total from investment operations	0.49	0.65	1.80	2.94	(2.37)	(0.94)

Less distributions from:
Net investment income	—	(0.16)	(0.16)	(0.13)	(0.14)	(0.13)
Net realized gains	—	—	—	—	—	(1.55)

Total distributions	—	(0.16)	(0.16)	(0.13)	(0.14)	(1.68)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)	—

Net asset value, end of period	$17.02	$16.53	$16.04	$14.40	$11.59	$14.10

Total Return (b)	2.96%	4.06%	12.49%	25.37%	(16.84)%	(5.90)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$50,607	$97,961	$116,021	$112,568	$101,891	$141,329
Ratios to average net assets:
Net expenses (d)	1.05%	0.97%	0.98%	0.98%	0.97%	0.90%
Gross expenses (d)	1.05%	0.97%	0.98%	0.98%	0.97%	0.90%
Net investment income (d)	0.88%	0.89%	1.02%	1.00%	0.87%	0.82%
Portfolio turnover rate	38%	73%	57%	46%	74%	89%

	Six Months	Year Ended
	Ended
Open Shares	6/30/06†	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01

Net asset value, beginning of period	$16.55	$16.05	$14.40	$11.58	$14.07	$16.70

Income (loss) from investment operations:
Net investment income (a)	0.04	0.08	0.10	0.08	0.07	0.09
Net realized and unrealized gain (loss)	0.41	0.51	1.64	2.82	(2.47)	(1.08)

Total from investment operations	0.45	0.59	1.74	2.90	(2.40)	(0.99)

Less distributions from:
Net investment income	—	(0.09)	(0.09)	(0.08)	(0.09)	(0.09)
Net realized gains	—	—	—	—	—	(1.55)

Total distributions	—	(0.09)	(0.09)	(0.08)	(0.09)	(1.64)

Redemption fees	— (c)	— (c)	—	—	— (c)	—

Net asset value, end of period	$17.00	$16.55	$16.05	$14.40	$11.58	$14.07

Total Return (b)	2.72%	3.67%	12.09%	25.06%	(17.08)%	(6.23)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$10,733	$12,354	$21,093	$21,546	$21,292	$37,082
Ratios to average net assets:
Net expenses (d)	1.49%	1.35%	1.32%	1.31%	1.28%	1.18%
Gross expenses (d)	1.49%	1.35%	1.32%	1.31%	1.28%	1.18%
Net investment income (d)	0.43%	0.51%	0.67%	0.67%	0.55%	0.54%
Portfolio turnover rate	38%	73%	57%	46%	74%	89%

†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Period of less than one year is not annualized.
(c)	Amount is less than $0.01 per share.
(d)	Annualized for period of less than one year.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)
Selected data for a share of capital stock outstanding throughout each period:

LAZARD U.S. EQUITY VALUE PORTFOLIO
		For the
	Six Months	Period
	Ended	9/30/05* to
Institutional Shares	6/30/06†	12/31/05

Net asset value, beginning of period	$10.02	$10.00

Income from investment operations:
Net investment income (a)	0.10	0.03
Net realized and unrealized gain	0.44	0.02

Total from investment operations	0.54	0.05

Less distributions from:
Net investment income	—	(0.03)

Total distributions	—	(0.03)

Net asset value, end of period	$10.56	$10.02

Total Return (b)	5.39%	0.48%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$146	$90
Ratios to average net assets:
Net expenses (c)	1.00%	1.00%
Gross expenses (c)	157.23%	388.31%
Net investment income (c)	1.85%	1.17%
Portfolio turnover rate	47%	13%

		For the
	Six Months	Period
	Ended	9/30/05 * to
Open Shares	6/30/06†	12/31/05

Net asset value, beginning of period	$10.02	$10.00

Income from investment operations:
Net investment income (a)	0.06	0.02
Net realized and unrealized gain	0.46	0.02

Total from investment operations	0.52	0.04

Less distributions from:
Net investment income	—	(0.02)

Total distributions	—	(0.02)

Net asset value, end of period	$10.54	$10.02

Total Return (b)	5.19%	0.41%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$11	$10
Ratios to average net assets:
Net expenses (c)	1.30%	1.30%
Gross expenses (c)	336.52%	596.46%
Net investment income (c)	1.12%	0.86%
Portfolio turnover rate	47%	13%

†	Unaudited.
*	Commencement of operations.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Periods of less than one year are not annualized.

(c)	Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)
Selected data for a share of capital stock outstanding throughout each period:

LAZARD U.S. STRATEGIC EQUITY PORTFOLIO
			For the
	Six Months	Year	Period
	Ended	Ended	12/30/04* to
Institutional Shares	6/30/06†	12/31/05	12/31/04

Net asset value, beginning of period	$10.38	$10.00	$10.00

Income from investment operations:
Net investment income (a)	0.04	0.09	—	(c)
Net realized and unrealized gain	0.20	0.41	—

Total from investment operations	0.24	0.50	—

Less distributions from:
Net investment income	—	(0.03)	—
Net realized gains	—	(0.09)	—

Total distributions	—	(0.12)	—

Redemption fees	— (c)	—	—

Net asset value, end of period	$10.62	$10.38	$10.00

Total Return (b)	2.31%	4.99%	0.00%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$56,770	$15,085	$400
Ratios to average net assets:
Net expenses (d)	1.05%	1.16%	1.25%
Gross expenses (d)	1.25%	13.80%	546.34	%(e)
Net investment income (d)	0.77%	0.90%	1.92%
Portfolio turnover rate	58%	53%	0%

			For the
	Six Months	Year	Period
	Ended	Ended	12/30/04* to
Open Shares	6/30/06†	12/31/05	12/31/04

Net asset value, beginning of period	$10.39	$10.00	$10.00

Income from investment operations:
Net investment income (a)	0.03	0.06	—	(c)
Net realized and unrealized gain	0.21	0.35	—

Total from investment operations	0.24	0.41	—

Less distributions from:
Net realized gains	—	(0.09)	—

Total distributions	—	(0.09)	—

Redemption fees	—	0.07	—

Net asset value, end of period	$10.63	$10.39	$10.00

Total Return (b)	2.31%	4.79%	0.00%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$297	$234	$100
Ratios to average net assets:
Net expenses (d)	1.35%	1.50%	1.55%
Gross expenses (d)	9.36%	33.06%	1,049.82	%(e)
Net investment income (d)	0.51%	0.58%	1.62%
Portfolio turnover rate	58%	53%	0%

†	Unaudited.
*	Commencement of operations.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Periods of less than one year are not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for periods of less than one year.
(e)	Gross expenses ratio was the result of the Portfolio being in existence for two days during the period ended 12/31/04.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)
Selected data for a share of capital stock outstanding throughout each period:

LAZARD MID CAP PORTFOLIO

	Six Months	Year Ended
	Ended
Institutional Shares	6/30/06†	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01

Net asset value, beginning of period	$13.23	$13.20	$11.49	$8.93	$10.64	$11.36

Income (loss) from investment operations:
Net investment income (a)	0.05	0.09	0.03	0.04	0.04	0.07
Net realized and unrealized gain (loss)	0.37	1.07	2.83	2.55	(1.57)	1.31

Total from investment operations	0.42	1.16	2.86	2.59	(1.53)	1.38

Less distributions from:
Net investment income	—	(0.07)	(0.04)	(0.03)	—	(0.07)
Net realized gains	—	(1.06)	(1.11)	—	(0.18)	(2.03)

Total distributions	—	(1.13)	(1.15)	(0.03)	(0.18)	(2.10)

Redemption fees	— (c)	—	— (c)	—	— (c)	—

Net asset value, end of period	$13.65	$13.23	$13.20	$11.49	$8.93	$10.64

Total Return (b)	3.17%	8.89%	24.97%	29.03%	(14.47)%	12.85%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$184,320	$171,912	$56,431	$39,625	$28,754	$21,729
Ratios to average net assets:
Net expenses (d)	0.89%	0.93%	1.05%	1.05%	1.05%	1.05%
Gross expenses (d)	0.89%	0.93%	1.13%	1.31%	1.40%	1.71%
Net investment income (d)	0.69%	0.67%	0.21%	0.42%	0.40%	0.65%
Portfolio turnover rate	52%	80%	92%	96%	104%	160%

	Six Months	Year Ended
	Ended
Open Shares	6/30/06†	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01

Net asset value, beginning of period	$13.07	$13.06	$11.38	$8.84	$10.57	$11.30

Income (loss) from investment operations:
Net investment income (loss) (a)	0.03	0.05	(0.01)	0.01	0.01	0.04
Net realized and unrealized gain (loss)	0.37	1.05	2.80	2.53	(1.56)	1.30

Total from investment operations	0.40	1.10	2.79	2.54	(1.55)	1.34

Less distributions from:
Net investment income	—	(0.03)	—	— (c)	—	(0.04)
Net realized gains	—	(1.06)	(1.11)	—	(0.18)	(2.03)

Total distributions	—	(1.09)	(1.11)	—	(0.18)	(2.07)

Redemption fees	— (c)	— (c)	— (c)	— (c)	—	—

Net asset value, end of period	$13.47	$13.07	$13.06	$11.38	$8.84	$10.57

Total Return (b)	3.06%	8.53%	24.59%	28.74%	(14.75)%	12.50%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$49,340	$54,370	$30,412	$14,978	$8,128	$7,584
Ratios to average net assets:
Net expenses (d)	1.17%	1.23%	1.35%	1.35%	1.35%	1.35%
Gross expenses (d)	1.17%	1.23%	1.45%	1.69%	1.83%	2.13%
Net investment income (loss) (d)	0.39%	0.35%	(0.09)%	0.12%	0.09%	0.35%
Portfolio turnover rate	52%	80%	92%	96%	104%	160%

†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for period of less than one year.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)
Selected data for a share of capital stock outstanding throughout each period:

LAZARD SMALL CAP PORTFOLIO
	Six Months			Year Ended
	Ended
Institutional Shares	6/30/06†	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01

Net asset value, beginning of period	$15.40	$18.84	$19.49	$14.03	$17.70	$18.07

Income (loss) from investment operations:
Net investment income (loss) (a)	— (c)	0.02	0.01	0.07	0.02	0.08
Net realized and unrealized gain (loss)	1.03	0.76	2.93	5.39	(3.18)	3.06

Total from investment operations	1.03	0.78	2.94	5.46	(3.16)	3.14

Less distributions from:
Net investment income	—	(0.02)	(0.07)	—	—	(0.09)
Net realized gains	—	(4.20)	(3.52)	—	(0.51)	(3.42)

Total distributions	—	(4.22)	(3.59)	—	(0.51)	(3.51)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)	—

Net asset value, end of period	$16.43	$15.40	$18.84	$19.49	$14.03	$17.70

Total Return (b)	6.69%	4.31%	15.28%	38.92%	(17.97)%	18.06%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$202,119	$253,236	$390,906	$465,876	$388,795	$575,077
Ratios to average net assets:
Net expenses (d)	0.89%	0.88%	0.86%	0.86%	0.85%	0.83%
Gross expenses (d)	0.89%	0.88%	0.86%	0.86%	0.85%	0.83%
Net investment income (loss) (d)	(0.01)%	0.10%	0.07%	0.42%	0.14%	0.41%
Portfolio turnover rate	51%	87%	100%	77%	93%	80%

	Six Months			Year Ended
	Ended
Open Shares	6/30/06†	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01

Net asset value, beginning of period	$15.29	$18.78	$19.44	$14.03	$17.67	$18.04

Income (loss) from investment operations:
Net investment income (loss) (a)	(0.03)	(0.04)	(0.05)	0.02	(0.03)	0.02
Net realized and unrealized gain (loss)	1.03	0.75	2.91	5.39	(3.17)	3.05

Total from investment operations	1.00	0.71	2.86	5.41	(3.20)	3.07

Less distributions from:
Net investment income	—	—	— (c)	—	—	(0.02)
Net realized gains	—	(4.20)	(3.52)	—	(0.51)	(3.42)

Total distributions	—	(4.20)	(3.52)	—	(0.51)	(3.44)

Redemption fees	— (c)	— (c)	— (c)	— (c)	0.07	—

Net asset value, end of period	$16.29	$15.29	$18.78	$19.44	$14.03	$17.67

Total Return (b)	6.54%	3.93%	14.90%	38.56%	(17.82)%	17.69%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$37,747	$37,057	$50,295	$50,202	$43,110	$69,531
Ratios to average net assets:
Net expenses (d)	1.21%	1.19%	1.18%	1.19%	1.15%	1.13%
Gross expenses (d)	1.21%	1.19%	1.18%	1.19%	1.15%	1.13%
Net investment income (loss) (d)	(0.33)%	(0.21)%	(0.25)%	0.11%	(0.17)%	0.12%
Portfolio turnover rate	51%	87%	100%	77%	93%	80%

†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Period of less than one year is not annualized.
(c)	Amount is less than $0.01 per share.
(d)	Annualized for period of less than one year.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)
Selected data for a share of capital stock outstanding throughout the period:

LAZARD U.S. SMALL CAP EQUITY GROWTH PORTFOLIO
For the
Period
2/28/06* to
Institutional Shares	6/30/06†

Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment loss (a)	(0.02)
Net realized and unrealized loss	(0.17)

Total from investment operations	(0.19)

Net asset value, end of period	$9.81

Total Return (b)	(1.90)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$711
Ratios to average net assets:
Net expenses (c)	1.25%
Gross expenses (c)	24.84%
Net investment loss (c)	(0.68)%
Portfolio turnover rate	23%

For the
Period
2/28/06* to
Open Shares	6/30/06†

Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment loss (a)	(0.03)
Net realized and unrealized loss	(0.17)

Total from investment operations	(0.20)

Net asset value, end of period	$9.80

Total Return (b)	(2.00)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$266
Ratios to average net assets:
Net expenses (c)	1.55%
Gross expenses (c)	30.58%
Net investment loss (c)	(1.02)%
Portfolio turnover rate	23%

†	Unaudited.
*	Commencement of operations.
(a)	Net investment loss has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Period of less than one year is not annualized.

(c)	Annualized for period of less than one year.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)
Selected data for a share of capital stock outstanding throughout each period:

LAZARD INTERNATIONAL EQUITY PORTFOLIO
	Six Months			Year Ended
	Ended
Institutional Shares	6/30/06†	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01

Net asset value, beginning of period	$14.00	$12.91	$11.37	$8.92	$10.01	$13.46

Income (loss) from investment operations:
Net investment income (a)	0.22	0.26	0.18	0.18	0.14	0.11
Net realized and unrealized gain (loss)	1.08	1.16	1.60	2.43	(1.18)	(3.45)

Total from investment operations	1.30	1.42	1.78	2.61	(1.04)	(3.34)

Less distributions from:
Net investment income	—	(0.33)	(0.24)	(0.16)	(0.05)	—(c)
Net realized gains	—	—	—	—	—	(0.11)

Total distributions	—	(0.33)	(0.24)	(0.16)	(0.05)	(0.11)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)	—

Net asset value, end of period	$15.30	$14.00	$12.91	$11.37	$8.92	$10.01

Total Return (b)	9.29%	11.25%	16.01%	29.51%	(10.44)%	(24.85)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$950,846	$1,035,346	$1,509,462	$2,103,600	$1,776,799	$2,224,089
Ratios to average net assets:
Net expenses (d)	0.84%	0.89%	0.90%	0.90%	0.90%	0.90%
Gross expenses (d)	0.84%	0.89%	0.90%	0.90%	0.90%	0.90%
Net investment income (d)	2.94%	2.03%	1.51%	1.90%	1.45%	0.95%
Portfolio turnover rate	37%	60%	58%	44%	58%	69%

	Six Months			Year Ended
	Ended
Open Shares	6/30/06†	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01

Net asset value, beginning of period	$14.03	$12.94	$11.37	$8.88	$9.95	$13.41

Income (loss) from investment operations:
Net investment income (a)	0.19	0.23	0.14	0.15	0.11	0.08
Net realized and unrealized gain (loss)	1.09	1.16	1.61	2.44	(1.18)	(3.43)

Total from investment operations	1.28	1.39	1.75	2.59	(1.07)	(3.35)

Less distributions from:
Net investment income	—	(0.30)	(0.18)	(0.10)	(0.02)	—
Net realized gains	—	—	—	—	—	(0.11)

Total distributions	—	(0.30)	(0.18)	(0.10)	(0.02)	(0.11)

Redemption fees	— (c)	— (c)	— (c)	— (c)	0.02	—

Net asset value, end of period	$15.31	$14.03	$12.94	$11.37	$8.88	$9.95

Total Return (b)	9.12%	10.93%	15.64%	29.29%	(10.57)%	(25.02)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$43,426	$48,770	$89,742	$105,336	$88,031	$116,466
Ratios to average net assets:
Net expenses (d)	1.15%	1.18%	1.20%	1.21%	1.21%	1.19%
Gross expenses (d)	1.15%	1.18%	1.20%	1.21%	1.21%	1.19%
Net investment income (d)	2.54%	1.78%	1.18%	1.61%	1.14%	0.70%
Portfolio turnover rate	37%	60%	58%	44%	58%	69%

†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Period of less than one year is not annualized.
(c)	Amount is less than $0.01 per share.
(d)	Annualized for period of less than one year.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)
Selected data for a share of capital stock outstanding throughout each period:

LAZARD INTERNATIONAL EQUITY SELECT PORTFOLIO
						For the
	Six Months		Year Ended			Period
	Ended					5/31/01* to
Institutional Shares	6/30/06†	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01

Net asset value, beginning of period	$11.73	$11.25	$9.80	$7.74	$9.15	$10.00

Income (loss) from investment operations:
Net investment income (a)	0.17	0.18	0.14	0.18	0.12	0.01
Net realized and unrealized gain (loss)	0.92	0.82	1.47	2.12	(1.41)	(0.85)

Total from investment operations	1.09	1.00	1.61	2.30	(1.29)	(0.84)

Less distributions from:
Net investment income	—	(0.16)	(0.16)	(0.24)	(0.12)	(0.01)
Net realized gains	—	(0.36)	—	—	—	—

Total distributions	—	(0.52)	(0.16)	(0.24)	(0.12)	(0.01)

Redemption fees	—	—	—	—	— (c)	—

Net asset value, end of period	$12.82	$11.73	$11.25	$9.80	$7.74	$9.15

Total Return (b)	9.21%	8.90%	16.45%	29.80%	(14.12)%	(8.43)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$12,621	$12,262	$10,455	$9,788	$20,957	$8,580
Ratios to average net assets:
Net expenses (d)	1.15%	1.15%	1.15%	1.15%	1.15%	1.15%
Gross expenses (d)	1.78%	1.97%	2.13%	1.85%	1.63%	13.75%
Net investment income (d)	2.73%	1.55%	1.43%	2.26%	1.41%	0.15%
Portfolio turnover rate	21%	33%	16%	29%	32%	1%

						For the
	Six Months		Year Ended			Period
	Ended					5/31/01* to
Open Shares	6/30/06†	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01

Net asset value, beginning of period	$11.75	$11.28	$9.82	$7.75	$9.16	$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.15	0.12	0.13	0.09	0.08	(0.02)
Net realized and unrealized gain (loss)	0.92	0.83	1.46	2.19	(1.40)	(0.82)

Total from investment operations	1.07	0.95	1.59	2.28	(1.32)	(0.84)

Less distributions from:
Net investment income	—	(0.12)	(0.13)	(0.21)	(0.09)	—
Net realized gains	—	(0.36)	—	—	—	—

Total distributions	—	(0.48)	(0.13)	(0.21)	(0.09)	—

Redemption fees	— (c)	— (c)	— (c)	—	—	—

Net asset value, end of period	$12.82	$11.75	$11.28	$9.82	$7.75	$9.16

Total Return (b)	9.11%	8.46%	16.17%	29.49%	(14.37)%	(8.40)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$11,073	$10,026	$6,744	$7,279	$2,508	$434
Ratios to average net assets:
Net expenses (d)	1.45%	1.45%	1.45%	1.45%	1.45%	1.45%
Gross expenses (d)	2.05%	2.28%	2.47%	2.68%	2.79%	47.06%
Net investment income (loss) (d)	2.42%	1.05%	1.28%	1.09%	0.93%	(0.31)%
Portfolio turnover rate	21%	33%	16%	29%	32%	1%

†	Unaudited.
*	Commencement of operations.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Periods of less than one year are not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)
Selected data for a share of capital stock outstanding throughout each period:

LAZARD INTERNATIONAL STRATEGIC EQUITY PORTFOLIO
		For the
	Six Months	Period
	Ended	10/31/05* to
Institutional Shares	6/30/06†	12/31/05

Net asset value, beginning of period	$10.79	$10.00

Income from investment operations:
Net investment income (loss) (a)	0.15	— (c)
Net realized and unrealized gain	1.15	0.79

Total from investment operations	1.30	0.79

Redemption fees	—	— (c)

Net asset value, end of period	$12.09	$10.79

Total Return (b)	12.05%	7.90%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$258,319	$135,690
Ratios to average net assets:
Net expenses (d)	1.01%	1.46%
Gross expenses (d)	1.01%	1.46%
Net investment income (loss) (d)	2.59%	(0.20)%
Portfolio turnover rate	46%	12%

	For the
	Period
	2/3/06* to
Open Shares	6/30/06†

Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income (a)	0.19
Net realized and unrealized gain	1.87

Total from investment operations	2.06

Net asset value, end of period	$12.06

Total Return (b)	4.96%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,597
Ratios to average net assets:
Net expenses (d)	1.45%
Gross expenses (d)	2.30%
Net investment income (d)	3.87%
Portfolio turnover rate	46%

†	Unaudited.
*	Commencement of operations.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Periods of less than one year are not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)
Selected data for a share of capital stock outstanding throughout each period:

LAZARD INTERNATIONAL SMALL CAP PORTFOLIO

	Six Months			Year Ended
	Ended
Institutional Shares	6/30/06†	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01

Net asset value, beginning of period	$17.10	$19.24	$15.46	$11.07	$11.58	$12.57

Income (loss) from investment operations:
Net investment income (a)	0.14	0.24	0.29	0.27	0.17	0.18
Net realized and unrealized gain (loss)	1.47	2.45	4.66	4.39	(0.53)	(1.03)

Total from investment operations	1.61	2.69	4.95	4.66	(0.36)	(0.85)

Less distributions from:
Net investment income	—	(0.22)	(0.26)	(0.27)	(0.15)	(0.14)
Net realized gains	—	(4.61)	(0.91)	—	—	—

Total distributions	—	(4.83)	(1.17)	(0.27)	(0.15)	(0.14)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)	—

Net asset value, end of period	$18.71	$17.10	$19.24	$15.46	$11.07	$11.58

Total Return (b)	9.42%	14.77%	32.28%	42.21%	(3.08)%	(6.77)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$590,822	$582,909	$674,066	$644,240	$529,062	$390,278
Ratios to average net assets:
Net expenses (d)	0.86%	0.93%	0.94%	0.95%	0.96%	0.95%
Gross expenses (d)	0.86%	0.93%	0.94%	0.95%	0.96%	0.95%
Net investment income (d)	1.55%	1.24%	1.71%	2.15%	1.45%	1.48%
Portfolio turnover rate	35%	33%	39%	18%	25%	17%

	Six Months			Year Ended
	Ended
Open Shares	6/30/06†	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01

Net asset value, beginning of period	$17.09	$19.22	$15.41	$11.02	$11.53	$12.53

Income (loss) from investment operations:
Net investment income (a)	0.12	0.18	0.23	0.21	0.13	0.11
Net realized and unrealized gain (loss)	1.46	2.45	4.64	4.36	(0.54)	(1.03)

Total from investment operations	1.58	2.63	4.87	4.57	(0.41)	(0.92)

Less distributions from:
Net investment income	—	(0.16)	(0.18)	(0.20)	(0.10)	(0.08)
Net realized gains	—	(4.61)	(0.91)	—	—	—

Total distributions	—	(4.77)	(1.09)	(0.20)	(0.10)	(0.08)

Redemption fees	— (c)	0.01	0.03	0.02	— (c)	—

Net asset value, end of period	$18.67	$17.09	$19.22	$15.41	$11.02	$11.53

Total Return (b)	9.25%	14.47%	32.04%	41.71%	(3.55)%	(7.33)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$73,361	$62,020	$49,585	$20,124	$3,019	$3,441
Ratios to average net assets:
Net expenses (d)	1.20%	1.27%	1.36%	1.43%	1.43%	1.43%
Gross expenses (d)	1.20%	1.27%	1.36%	1.46%	1.86%	2.03%
Net investment income (d)	1.32%	0.93%	1.30%	1.59%	1.15%	0.91%
Portfolio turnover rate	35%	33%	39%	18%	25%	17%

†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for period of less than one year.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)
Selected data for a share of capital stock outstanding throughout each period:

LAZARD EMERGING MARKETS PORTFOLIO
	Six Months			Year Ended
	Ended
Institutional Shares	6/30/06†	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01

Net asset value, beginning of period	$17.84	$13.98	$10.80	$7.11	$7.22	$7.52

Income (loss) from investment operations:
Net investment income (a)	0.18	0.29	0.16	0.17	0.10	0.07
Net realized and unrealized gain (loss)	0.59	5.42	3.16	3.69	(0.13)	(0.31)

Total from investment operations	0.77	5.71	3.32	3.86	(0.03)	(0.24)

Less distributions from:
Net investment income	—	(0.18)	(0.14)	(0.17)	(0.08)	(0.06)
Net realized gains	—	(1.67)	—	—	—	—

Total distributions	—	(1.85)	(0.14)	(0.17)	(0.08)	(0.06)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)	—

Net asset value, end of period	$18.61	$17.84	$13.98	$10.80	$7.11	$7.22

Total Return (b)	4.32%	41.40%	30.79%	54.45%	(0.37)%	(3.16)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,855,558	$1,413,671	$771,598	$591,514	$345,176	$308,608
Ratios to average net assets:
Net expenses (d)	1.16%	1.27%	1.32%	1.29%	1.31%	1.29%
Gross expenses (d)	1.16%	1.28%	1.32%	1.29%	1.31%	1.29%
Net investment income (d)	1.84%	1.82%	1.40%	2.06%	1.30%	0.91%
Portfolio turnover rate	32%	48%	43%	29%	31%	43%

	Six Months			Year Ended
	Ended
Open Shares	6/30/06†	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01

Net asset value, beginning of period	$17.99	$14.06	$10.86	$7.13	$7.24	$7.54

Income (loss) from investment operations:
Net investment income (a)	0.14	0.20	0.13	0.15	0.08	0.05
Net realized and unrealized gain (loss)	0.61	5.51	3.17	3.70	(0.13)	(0.32)

Total from investment operations	0.75	5.71	3.30	3.85	(0.05)	(0.27)

Less distributions from:
Net investment income	—	(0.14)	(0.10)	(0.14)	(0.06)	(0.03)
Net realized gains	—	(1.67)	—	—	—	—

Total distributions	—	(1.81)	(0.10)	(0.14)	(0.06)	(0.03)

Redemption fees	— (c)	0.03	— (c)	0.02	— (c)	—

Net asset value, end of period	$18.74	$17.99	$14.06	$10.86	$7.13	$7.24

Total Return (b)	4.17%	41.31%	30.43%	54.29%	(0.65)%	(3.54)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$233,641	$195,944	$30,536	$18,649	$9,140	$6,712
Ratios to average net assets:
Net expenses (d)	1.49%	1.59%	1.60%	1.60%	1.60%	1.60%
Gross expenses (d)	1.49%	1.59%	1.71%	1.76%	1.84%	2.00%
Net investment income (d)	1.47%	1.21%	1.11%	1.82%	1.09%	0.63%
Portfolio turnover rate	32%	48%	43%	29%	31%	43%

†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for period of less than one year.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (concluded)
Selected data for a share of capital stock outstanding throughout each period:

LAZARD HIGH YIELD PORTFOLIO

	Six Months			Year Ended
	Ended
Institutional Shares	6/30/06†	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01

Net asset value, beginning of period	$5.27	$5.47	$5.40	$4.72	$5.95	$6.57

Income (loss) from investment operations:
Net investment income (a)	0.20	0.42	0.44	0.43	0.58	0.76
Net realized and unrealized gain (loss)	(0.09)	(0.19)	0.07	0.69	(1.22)	(0.62)

Total from investment operations	0.11	0.23	0.51	1.12	(0.64)	0.14

Less distributions from:
Net investment income	(0.20)	(0.43)	(0.44)	(0.44)	(0.59)	(0.76)

Total distributions	(0.20)	(0.43)	(0.44)	(0.44)	(0.59)	(0.76)

Redemption fees	—	—	— (c)	— (c)	—	—

Net asset value, end of period	$5.18	$5.27	$5.47	$5.40	$4.72	$5.95

Total Return (b)	2.05%	4.33%	9.88%	24.58%	(11.14)%	2.03%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$70,414	$75,100	$96,759	$127,765	$78,128	$71,467
Ratios to average net assets:
Net expenses (d)	0.55%	0.55%	0.55%	0.75%	0.75%	0.75%
Gross expenses (d)	0.85%	0.86%	0.89%	0.98%	1.08%	1.07%
Net investment income (d)	7.58%	7.89%	8.11%	8.45%	11.09%	11.85%
Portfolio turnover rate	14%	22%	49%	68%	229%	234%

	Six Months			Year Ended
	Ended
Open Shares	6/30/06†	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01

Net asset value, beginning of period	$5.29	$5.48	$5.42	$4.73	$5.95	$6.57

Income (loss) from investment operations:
Net investment income (a)	0.19	0.40	0.42	0.42	0.55	0.74
Net realized and unrealized gain (loss)	(0.09)	(0.19)	0.06	0.68	(1.19)	(0.62)

Total from investment operations	0.10	0.21	0.48	1.10	(0.64)	0.12

Less distributions from:
Net investment income	(0.19)	(0.41)	(0.42)	(0.42)	(0.58)	(0.74)

Total distributions	(0.19)	(0.41)	(0.42)	(0.42)	(0.58)	(0.74)

Redemption fees	—	0.01	—	0.01	— (c)	—

Net asset value, end of period	$5.20	$5.29	$5.48	$5.42	$4.73	$5.95

Total Return (b)	1.90%	4.22%	9.33%	24.41%	(11.27)%	1.72%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,854	$2,986	$7,223	$2,989	$965	$12,249
Ratios to average net assets:
Net expenses (d)	0.85%	0.85%	0.85%	1.05%	1.05%	1.05%
Gross expenses (d)	1.88%	1.78%	1.67%	2.79%	2.48%	1.46%
Net investment income (d)	7.26%	7.47%	7.64%	8.16%	9.84%	11.57%
Portfolio turnover rate	14%	22%	49%	68%	229%	234%

†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Period of less than one year is not annualized.
(c)	Amount is less than $0.01 per share.
(d)	Annualized for period of less than one year.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Notes to Financial Statements
June 30, 2006 (unaudited)

1. Organization

The Lazard Funds, Inc. (the “Fund”) was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Fund is comprised of twelve no-load portfolios (each referred to as a “Portfolio”), as follows: Lazard Equity Portfolio, Lazard U.S. Equity Value Portfolio, Lazard U.S. Strategic Equity Portfolio, Lazard Mid Cap Portfolio, Lazard Small Cap Portfolio, Lazard U.S. Small Cap Equity Growth Portfolio (commenced operations on February 28, 2006), Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Strategic Equity Portfolio, Lazard International Small Cap Portfolio, Lazard Emerging Markets Portfolio and Lazard High Yield Portfolio. The Fund offers two different classes of shares of the Portfolios – Institutional Shares and Open Shares. Institutional Shares and Open Shares are identical, except as to minimum investment requirements and the services offered to and expenses borne by each class of shares. All Portfolios are operated as “diversified” funds, as defined in the Act.

2. Significant Accounting Policies

The following is a summary of significant accounting policies:

(a) Valuation of Investments — Market values for securities listed on the New York Stock Exchange (“NYSE”), NASDAQ national market or other U.S. exchanges or markets are generally based on the last reported sales price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the closing bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Securities listed on foreign exchanges are valued at the last reported sales price except as described below; securities not traded on the valuation date are valued at the last quoted bid price.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations. Debt securities maturing in sixty days or less are valued at amortized cost, except where to do so would not accurately reflect their fair value, in which case such securities are valued at fair value as determined under the supervision of the Board of Directors.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable, such securities will be valued at their fair values as determined by, or in accordance with procedures approved by, the Board of Directors. The Valuation Committee of Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts will also be considered. Fair valuing of foreign securities may be determined with the assistance of a pricing service, using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. The effect of using fair value pricing is that the net asset value of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board of Directors, or its designee, instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values.

(b) Portfolio Securities Transactions and Investment Income — Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The Portfolios amortize premiums and accrete discounts on fixed-income securities using the effective yield method.

The Portfolios may be subject to taxes imposed by foreign countries in which they invest. Such taxes are generally based upon income earned or capital gains, realized or unrealized. The Portfolios accrue and apply such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Repurchase Agreements — In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the fair value of which at all times is required to be at least equal to the principal amount, plus accrued interest, of the repurchase transaction. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by a Portfolio may be delayed or limited.

The Lazard Funds, Inc.
Notes to Financial Statements (continued)
June 30, 2006 (unaudited)

(d) Securities Lending — The Portfolios may lend portfolio securities to qualified borrowers in order to earn additional income. The terms of the lending agreements require that loans are secured at all times by cash, U.S. Government securities or irrevocable letters of credit in an amount at least equal to 102% of the market value of domestic securities loaned (105% in the case of foreign securities), plus accrued interest and dividends, determined on a daily basis. Cash collateral received is invested in State Street Navigator Securities Lending Prime Portfolio, a regulated investment company offered by State Street Bank and Trust Company (“State Street”). If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Portfolios could experience delays and costs in recovering the securities loaned or in gaining access to the collateral.

At June 30, 2006, the value of the securities on loan and corresponding collateral received were as follows:

	Securities
Portfolio	Loaned	Collateral

Equity	$2,829,887	$2,895,491
Small Cap	52,672,951	59,259,729
International Equity	217,097,272	228,186,025
International Small Cap	153,746,960	161,763,160
Emerging Markets	142,004,152	146,377,656
High Yield	15,047,507	15,364,508

All collateral for securities on loan held by the Portfolios was in the form of cash.

In accordance with U.S. generally accepted accounting principles, cash received as collateral for securities lending transactions which is invested in income producing securities is included in the respective Portfolio of Investments. The related amount payable upon the return of the securities on loan, where cash is received as collateral, is shown on the respective Statement of Assets and Liabilities.

(e) Foreign Currency Translation — The accounting records of the Portfolios are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions represents net foreign currency gain (loss) from disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on a Portfolio’s accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

(f) Federal Income Taxes — The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required. At December 31, 2005, the following Portfolios had available for federal income tax purposes unused realized capital losses which can be used to offset future realized capital gains as follows:

Portfolio	Expiring 2006	Expiring 2007

High Yield	$1,451,674	$2,750,038

Portfolio	Expiring 2008	Expiring 2009

High Yield	$11,108,357	$22,048,735

Portfolio	Expiring 2010	Expiring 2011

Equity	$1,607,716	$1,556,848
International Equity	250,348,939	73,199,015
High Yield	15,965,271	2,658,732

Portfolio	Expiring 2013

U.S. Equity Value	$171

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2005, the following Portfolios elected to defer net capital losses arising between November 1, 2005 and December 31, 2005, as follows:

Portfolio	Amount

U.S. Equity Value	$22
Mid Cap	712,153

(g) Dividends and Distributions — The Fund intends to declare dividends from net investment income daily on shares of High Yield Portfolio and to pay such dividends monthly. Dividends from net investment income, if any, on shares of the other Portfolios will be declared and paid annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolio if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from U.S. generally accepted accounting

The Lazard Funds, Inc.
Notes to Financial Statements (continued)
June 30, 2006 (unaudited)

principles. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions. Book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts. During the year ended December 31, 2005, Small Cap Portfolio processed in-kind redemptions to shareholders which resulted in $1,880,696 of net capital gain, which is attributable to the redeeming shareholders, and not to the Portfolio, for tax purposes, and is included in realized gain (loss) on investments on the Statement of Operations.

(h) Allocation of Expenses — Expenses not directly chargeable to a specific Portfolio are allocated among the Portfolios primarily on the basis of relative net assets. A Portfolio accrues distribution and service (12b-1) fees to its Open Shares. Each Portfolio’s income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(i) Expense Reductions — Portfolios leaving excess cash in demand deposit accounts may receive credits which are available to offset custody expenses. The Statements of Operations report gross custody expenses, and report the amount of such credits separately as an expense reduction.

(j) Redemption Fee — Each Portfolio may impose a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees are retained by each Portfolio and are included as paid in capital on its Statement of Assets and Liabilities. The fees are also shown on its Statement of Changes in Net Assets.

(k) Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management, Administrative and Distribution Agreements

The Fund, on behalf of the Portfolios, has entered into investment management agreements (the “Management Agreements”) with the Investment Manager. Pursuant to the Management Agreements, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities. For its services provided to the Fund, the Investment Manager earns a management fee, accrued daily and payable by each Portfolio monthly, at the annual rate set forth below as a percentage of its average daily net assets:

Portfolio	Annual Rate

Equity	0.75%
U.S. Equity Value	0.75
U.S. Strategic Equity	0.75
Mid Cap	0.75
Small Cap	0.75
U.S. Small Cap Equity Growth	1.00
International Equity	0.75
International Equity Select	0.85
International Strategic Equity	0.75
International Small Cap	0.75
Emerging Markets	1.00
High Yield	0.55

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the following Portfolios if annualized operating expenses exceed the following percentages of average daily net assets for the respective Shares:

Portfolio	Institutional Shares	Open Shares

U.S. Equity Value	1.00%	1.30%
U.S. Strategic Equity	1.05	1.35
Mid Cap	1.05	1.35
U.S. Small Cap Equity Growth	1.25	1.55
International Equity Select	1.15	1.45
International Strategic Equity	N/A	1.45
International Small Cap	N/A	1.43
Emerging Markets	N/A	1.60
High Yield	0.55	0.85

During the period ended June 30, 2006, the Investment Manager waived its management fee and reimbursed the following Portfolios for other expenses as follows:

Portfolio	Institutional Shares	Open Shares

U.S. Equity Value	$89,037	$16,702
U.S. Strategic Equity	46,435	11,470
U.S. Small Cap Equity Growth	42,989	20,403
International Equity Select	38,177	32,377
International Strategic Equity	—	7,412
High Yield	106,843	14,507

The Fund has entered into an administrative agreement with State Street to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street agreed to waive one half of the $37,500 base fee for U.S. Equity Value, U.S. Strategic Equity and U.S. Small Cap Equity Growth Portfolios for one year or until the respective Portfolio’s net assets reach $25 million, whichever comes first. In January 2006, U.S. Strategic

The Lazard Funds, Inc.
Notes to Financial Statements (concluded)
June 30, 2006 (unaudited)

Equity Portfolio’s net assets exceeded $25 million and the full base fee became effective.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio and bears the cost of printing and mailing prospectuses to potential investors and of certain expenses in connection with the offering of Portfolio shares.

Under a Distribution and Servicing Plan in accordance with Rule 12b-1 under the Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. The Fund pays each Director who is not an employee or an affiliated person of the Investment Manager its allocated portion of a fixed fee of $50,000 per year, plus $2,500 per meeting attended ($1,000 per meeting attended by telephone) for the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager, and reimburses such Directors for travel and other out of pocket expenses. In addition, the Chairman of the Audit Committees for the Lazard Funds also receives an annual fee of $5,000.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term securities) for the period ended June 30, 2006 were as follows:

Portfolio	Purchases	Sales

Equity	$29,278,478	$80,822,771
U.S. Equity Value	149,767	76,330
U.S. Strategic Equity	66,100,427	25,702,298
Mid Cap	118,623,849	116,150,139
Small Cap	136,575,176	205,582,509
U.S. Small Cap Equity Growth	664,339	176,230
International Equity	380,432,083	542,188,182
International Equity Select	4,743,531	5,448,034
International Strategic Equity	201,487,843	96,445,677
International Small Cap	216,711,508	245,723,963
Emerging Markets	1,019,543,083	594,271,815
High Yield	9,791,291	13,593,962

For the period ended June 30, 2006, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at State Street’s cost of funds plus 0.50%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.09% per annum fee on the unused portion of the commitment, payable quarterly in arrears. During the period ended June 30, 2006, the Fund had borrowings under the Agreement as follows:

		Maximum	Weighted
	Average Daily	Daily Loan	Average
Portfolio	Loan Balance	Outstanding	Interest Rate

Equity	$824,689	$2,770,000	5.14%
Mid Cap	1,100,000	1,100,000	5.34
International Equity	8,383,333	13,550,000	5.34
Emerging Markets	15,400,000	25,000,000	5.54

7. Foreign Securities Investment Risks

Certain Portfolios invest in securities of foreign entities and instruments denominated in foreign currencies which involve risks not typically involved in domestic investments. Foreign investments carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards and, potentially, less liquidity. A Portfolio’s investments in emerging markets are exposed to additional volatility. A Portfolio’s performance will be influenced by political, social and economic factors affecting emerging markets. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

The Lazard Funds, Inc.
Board of Directors and Officers Information
(unaudited)

Name (Age)	Position(s) and Term	Principal Occupation(s) During Past 5 Years
Address(1)	with the Fund(2)	and Other Directorships Held

Non-Interested Directors:

John J. Burke (78)	Director	Lawyer and Private Investor; Director, Lazard Alternative Strategies Fund,
	since May 1991	LLC; Director, Pacific Steel & Recycling; Director, Sletten Construction
Company; Trustee Emeritus, The University of Montana Foundation.

Kenneth S. Davidson (61)	Director	President, Davidson Capital Management Corporation; Trustee, The Juilliard
	since August 1995	School; Chairman of the Board, Bridgehampton Chamber Music Festival;
Trustee, American Friends of the National Gallery/London; President,
Aquiline Advisors LLC.

Lester Z. Lieberman (76)	Director	Private Investor; Chairman, Healthcare Foundation of New Jersey; Director,
	since October 1991	Cives Steel Co.; Director, Northside Power Transmission Co.; Advisory
Trustee, New Jersey Medical School; Director, Public Health Research
Institute; Trustee Emeritus, Clarkson University; Council of Trustees, New
Jersey Performing Arts Center.

Leon Pollack (65)	Director	Director, Lazard Alternative Strategies Fund, LLC; Former Managing Director,
	since August 2006	Donaldson, Lufkin & Jenrette.

Richard Reiss, Jr. (62)	Director	Chairman, Georgica Advisors LLC, an investment manager; Director, Lazard
	since May 1991	Alternative Strategies Fund, LLC; Director, O’Charley’s, Inc., a restaurant chain.

Robert M. Solmson (58)	Director	Director, Lazard Alternative Strategies Fund, LLC; Director, Colonial
	since September 2004	Williamsburg Co.; Former Chief Executive Officer and Chairman, RFS Hotel
Investors, Inc.; Former Director, Morgan Keegan, Inc.; Former Director,
Independent Bank, Memphis.

Interested Directors(3):

Charles Carroll (45)	Chief Executive Officer,	Deputy Chairman and Head of Global Marketing of the Investment Manager.
President and Director
since June 2004

Ashish Bhutani (46)	Director	Chief Executive Officer of the Investment Manager; from 2001 to December
	since July 2005	2002, Co-Chief Executive Officer North America of Dresdner Kleinwort
Wasserstein and member of its Global Corporate and Markets Board and the
Global Executive Committee; from 1995 to 2001, Chief Executive Officer of
Wasserstein Perella Securities; and from 1989 to 2001, Deputy Chairman of
Wasserstein Perella Group.

(1)	The address of each Director is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each Director also serves as a Director for each of the Lazard Funds (comprised of 24 investment portfolios). Each Director serves an indefinite term, until his successor is elected.
(3)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.
The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300.

The Lazard Funds, Inc.
Board of Directors and Officers Information (concluded)
(unaudited)

Name (Age)	Position(s) and Term
Address(1)	with the Fund(2)	Principal Occupation(s) During Past 5 Years

Officers:

Nathan A. Paul (33)	Vice President	Managing Director and General Counsel of the Investment Manager.
and Secretary
since April 2002

Stephen St. Clair (47)	Treasurer	Vice President of the Investment Manager.
since May 2003

Brian Kawakami (56)	Chief Compliance Officer	Senior Vice President and Chief Compliance Officer of the Investment
	since August 2006	Manager; Chief Compliance Officer at INVESCO, from July 2002 to April
2006; Chief Compliance Officer at Aeltus Investment Management, from
1993 to July 2002.

Brian D. Simon (44)	Assistant Secretary	Director of the Investment Manager; Vice President, Law & Regulations at
	since November 2002	J. & W. Seligman & Co., from July 1999 to October 2002.

David A. Kurzweil (32)	Assistant Secretary	Vice President of the Investment Manager; Associate at Kirkpatrick &
	since April 2005	Lockhart LLP, a law firm, from August 1999 to January 2003.

Cesar A. Trelles (31)	Assistant Treasurer	Fund Administration Manager of the Investment Manager; Manager for
	since December 2004	Mutual Fund Finance Group at UBS Global Asset Management, from August
1998 to August 2004.

(1)	The address of each officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his successor is elected and qualified, and serves in the same capacity for the other Lazard Funds.

The Lazard Funds, Inc.
Other Information
(unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board consideration of Management Agreement

At the meeting of the Fund’s Board of Directors held on February 7, 2006, the Board considered the approval of a new Management Agreement between the Fund, on behalf of a new portfolio of the Fund, Lazard U.S. Small Cap Equity Growth Portfolio (the “New Portfolio”), and the Investment Manager. The Directors who are not “interested persons” (as defined in the Act) of the Fund (the “Independent Directors”) were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager.

Services Provided

The Investment Manager’s representatives referred the Directors to presentations and materials from the Investment Manager on its advisory business at recent Board of Directors meetings for the Fund and other investment companies managed by the Investment Manager having the same Boards of Directors as the Fund, in connection with approval of investment management agreements for those investment companies.

Representatives of the Investment Manager reviewed the previous discussions in connection with the approval of those management agreements, including previous discussions with the Board about (1) the nature, extent and quality of services that the Investment Manager provides the Fund and the other investment companies managed by the Investment Manager, which would apply, as relevant, to the New Portfolio; (2) the Investment Manager’s global structure, including technology and operational support; and (3) the Investment Manager’s research and portfolio management capabilities and that the Investment Manager also provides oversight of the day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Directors also had considered the Investment Manager’s extensive administrative, accounting and compliance infrastructure and agreed that the Fund benefits from all of the services of the Investment Manager’s global platforms, and that such services would be different than those provided to a fund if it were not managed by a global firm such as the Investment Manager.

A number of other factors had been considered in previous discussions, including: the scope of the services to be provided by the Investment Manager; the personnel, resources, technology utilization, business reputation, financial condition and experience of the Investment Manager; and benefits that may accrue to the Investment Manager or its affiliates by virtue of their relationship with the Fund, including the benefits of brokerage relationships with affiliates of the Investment Manager and any research and similar service arrangements with brokers who execute transactions on behalf of the New Portfolio.

The representatives of the Investment Manager confirmed for the Board that there had been no significant changes in the referenced information and noted the applicability of the information, discussions and considerations to the services that would be provided to the New Portfolio.

Comparative Performance and Fees and Expenses

The Directors reviewed and placed significant emphasis on the relative performance and advisory fees and expense ratios for the New Portfolio, including comparative information prepared by Lipper (an independent third party). Performance. Representatives of the Investment Manager gave a presentation on the relative growth strategy to be used for the New Portfolio. They reviewed with the Directors the U.S. Small Cap Equity Growth team, including professional biographies for the proposed portfolio managers for the New Portfolio, and the strategy that would be employed in man-

The Lazard Funds, Inc.
Other Information (concluded)
(unaudited)

aging the New Portfolio. The Directors considered the composite performance of other accounts managed by the portfolio managers in similar strategies to the New Portfolio (the “Similar Accounts”), noting that the composite’s performance surpassed that of the benchmark index on a one- and three-year and since-inception basis.

Advisory Fees and Expenses. Representatives of the Investment Manager reviewed the advisory fee and anticipated expense ratio for the New Portfolio and the comparisons provided by Lipper comparing projected expenses and contractual management fees for the New Portfolio to a comparison group chosen by Lipper, noting the assumptions used in the comparisons. The Investment Manager representatives noted that the contractual management fee for the New Portfolio was at the median of the Lipper group and that the average total expense ratio for the New Portfolio (as limited by agreement with Investment Manager) was slightly above the category average. A discussion ensued of the fees charged and services provided under the proposed Management Agreement with respect to the New Portfolio in light of the criteria discussed at previous meetings, and the Board analyzed the fee and expense information.

The Directors also reviewed reports of the advisory fees paid to the Investment Manager by Similar Accounts, showing that advisory fees paid by the Similar Accounts are the same as those to be paid by the New Portfolio.

Investment Manager Profitability and Economies of Scale

Representatives of the Investment Manager noted previous discussions regarding considerations of profitability and economies of scale and noted that because the New Portfolio is newly formed, had not commenced operations, and the eventual aggregate amount of New Portfolio assets was uncertain, the Investment Manager was not able to provide the Board with specific information concerning the cost of services to be provided to the New Portfolio and the expected profits to be realized by the Investment Manager and its affiliates from their relationships with the New Portfolio and the extent to which economies of scale would be realized as the New Portfolio grows and whether fee levels would reflect such economies of scale, if any. The Board determined that it would revisit this issue no later than when it next reviews the investment advisory fee in connection with renewal of the Management Agreement.

The Independent Directors also considered potential benefits to the Investment Manager and its affiliates from acting as investment adviser to the New Portfolio and referred to previous discussion of soft dollar arrangements with respect to portfolio transactions.

At the conclusion of these discussions, each of the Independent Directors expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to the approval of a Management Agreement with respect to the New Portfolio. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services to be provided by the Investment Manager are adequate and appropriate, especially including the benefits of advisory and research services associated with a $74 billion asset management business.

  The Independent Directors were satisfied with the overall performance of the Investment Manager’s U.S. Small Cap Equity Growth product and the resources the Investment Manager was to devote to management of the investments of the New Portfolio.

  The Board concluded that the New Portfolio’s fee to be paid to the Investment Manager was reasonable in light of comparative expense and advisory fee information and anticipated benefits to be derived by the Investment Manager from the relationship with the New Portfolio.

  The Board recognized that economies of scale may be realized as the assets of the New Portfolio increase. The Board determined they would seek to share material economies of scale with the New Portfolio.

The Directors considered these conclusions and determinations and, without any one factor being dispositive, the Board determined that approval of a Management Agreement with respect to the New Portfolio was in the best interests of the New Portfolio and its shareholders.

The Lazard Funds, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor
Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Dividend Disbursing Agent
Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm
Anchin, Block & Anchin LLP
1375 Broadway
New York, New York 10018
http://www.anchin.com

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

The Lazard Funds, Inc.	30 Rockefeller Plaza	Tel 800-823-6300
	New York, NY 10112- 6300	www.LazardNet.com

M F 0 3 1 0 1

ITEM 2.    CODE OF ETHICS.

                Not applicable.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

               Not applicable.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

               Not applicable.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

               Not applicable.

ITEM 6.    SCHEDULE OF INVESTMENTS

               Not applicable.

ITEM 7.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENTCOMPANIES.

               Not applicable.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

               Not applicable.

ITEM 9.    PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

               Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

               The Registrant has a Nominating Committee (the "Committee") of the Board of Directors (the “Board”), which is currently comprised of all of the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the Registrant. The Committee's function is to select and nominate candidates for election to the Board. The Committee will consider recommendations for nominees from stockholders sent to the Secretary of the Registrant, 30 Rockefeller Plaza, New York, New York 10112. Nominations may be submitted only by a stockholder or group of stockholders that, individually or as a group, has beneficially owned the lesser of (a) 1% of the Registrant's outstanding shares or (b) $500,000 of the Registrant's shares for at least one year prior to the date such stockholder or group submits a candidate for nomination. Not more than one nominee for Director may be submitted by such a stockholder or group each calendar year.

In evaluating potential nominees, including any nominees recommended by stockholders, the Committee takes into consideration the factors listed in the Nominating Committee Charter and Procedures, including character and integrity, business and professional experience, and whether the Committee believes that the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its stockholders. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)           The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)           There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)       Not applicable.

(a)(2)       Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)       Not applicable.

(b)           Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Lazard Funds, Inc.

By	/s/ Charles Carroll
Charles Carroll
Chief Executive Officer

Date	September 6, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Charles Carroll
Charles Carroll
Chief Executive Officer

Date	September 6, 2006

By	/s/ Stephen St. Clair
Stephen St. Clair
Chief Financial Officer

Date	September 6, 2006